                       PROSPECTUS JULY 1, 2002



[LOGO OF PACIFIC
LIFE FUNDS]
                       This prospectus tells you about Pacific Funds. It's designed to help you choose among the 14 funds available to you. Please read it carefully, and keep it for future reference.


You should be aware    THE FUNDS
that the Securities    (listed alphabetically by manager)
and Exchange
Commission (SEC)       PF AIM Blue Chip Fund
has not approved or
disapproved of the     PF AIM Aggressive Growth Fund
securities or
passed upon the        PF INVESCO Health Sciences Fund
accuracy or
adequacy of the        PF INVESCO Technology Fund
disclosure in this
prospectus. It is a    PF Janus Strategic Value Fund
criminal offense
to say otherwise.      PF Janus Growth LT Fund

                       PF Lazard International Value Fund

                       PF MFS Mid-Cap Growth Fund

                       PF MFS Global Growth Fund

                       PF PIMCO Managed Bond Fund

                       PF Pacific Life Money Market Fund

                       PF Putnam Equity Income Fund

                       PF Putnam Research Fund

                       PF Salomon Brothers Large-Cap Value Fund

YOUR GUIDE TO THIS PROSPECTUS

                       This prospectus is designed to help you make informed decisions about investments in Pacific Funds. We've divided it into four sections to make it easy for you to find what you're looking for.

Please contact         The first section, An overview of the Pacific Funds,
Pacific Funds if       contains a summary of important information about the
you have any           funds.
questions about any
of the funds.          . Funds summary - contains a concise summary of the
                         objectives, holdings and risks of each fund. It will
Call toll-free:          help you understand the differences between the
1-800-722-2333           funds, the risks associated with each, and how risk
                         and investment objectives relate.

                       . Fees and expenses - tells you about fees and expenses
                         paid or borne by shareholders.

                       About the funds tells you the following important things about each fund:

                       . The fund's investment goal - what the fund is trying
                         to achieve.

                       . What the fund invests in - how the fund tries to meet
                         its investment goal. It tells you the fund's principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors under normal circumstances. Some funds have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

                       . Risks you should be aware of - the principal risks
                         associated with each fund. Risk is the chance that you'll lose money on an investment, or that it will not earn as much as you expect. Every fund has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you'll need to make is how much risk you're willing to accept in exchange for potential return on an investment.

                       . Who manages the fund - tells you about the people and
                         firms that manage each fund. Pacific Life Insurance Company is the adviser to the Pacific Funds and manages one fund directly. To manage the other funds, Pacific Life and Pacific Funds have retained other fund managers. Some of the funds are managed by a team of managers whose members could change from time to time. You'll find information about Pacific Life and the other managers starting on page 51.

                       . Since Pacific Funds is new, the funds do not have a
                         full year of prior performance to show you.


                       Turn to the other sections of the prospectus - Information for investors, Managing the Pacific Funds and Financial highlights - for information about how to buy, sell and exchange shares, how share prices are calculated, tax consequences, dividends and distributions, information about the management firms and fund performance and financial information.

                   An overview of the Pacific Funds
                   Funds summary                                          4
                   Fees and expenses                                      6
                   --------------------------------------------------------
                   About the funds
                   PF AIM Blue Chip Fund                                  8
                   PF AIM Aggressive Growth Fund                         10
                   PF INVESCO Health Sciences Fund                       12
                   PF INVESCO Technology Fund                            14
                   PF Janus Strategic Value Fund                         16
                   PF Janus Growth LT Fund                               18
                   PF Lazard International Value Fund                    20
                   PF MFS Mid-Cap Growth Fund                            22
                   PF MFS Global Growth Fund                             24
                   PF PIMCO Managed Bond Fund                            26
                   PF Pacific Life Money Market Fund                     28
                   PF Putnam Equity Income Fund                          30
                   PF Putnam Research Fund                               32
                   PF Salomon Brothers Large-Cap Value Fund              34
                   About the composites                                  36
                   --------------------------------------------------------
                   Information for investors
                   How to invest in Pacific Funds                        36
                   529 Plans                                             36
                   Buying shares                                         38
                   Portfolio Optimization                                39
                   Selling shares                                        42
                   Exchanging shares                                     44
                   Dividends and distributions                           45
                   How share prices are calculated                       45
                   Distribution and shareholder service fees             46
                   Sales charges and fees by share class                 46
                   Ways you can avoid or minimize sales charges          48
                   Front-end sales charge and CDSC waivers               49
                   Tax consequences for shareholders                     49
                   --------------------------------------------------------
                   Managing the Pacific Funds
                   How the fund is organized                             51
                   Mailings to shareholders                              51
                   About the managers                                    51
                   --------------------------------------------------------
                   Financial highlights                                  54
                   --------------------------------------------------------
                   Where to go for more information              back cover
                   --------------------------------------------------------

AN OVERVIEW OF THE PACIFIC FUNDS

Funds summary

This table is a summary of the goals, main investments and risks of each of the 14 funds. You should read the complete description of the funds in this prospectus. Any time you invest, there is a risk of loss of money. This table is designed to help you understand the differences between the funds, their risks, and how risks and investment goals relate.

The value of a fund changes as the price of the investments it holds goes up or down. Changes in the economy and financial markets affect the performance of the Pacific Funds. The funds are also affected by other kinds of risks, depending on the types of securities they invest in.

Equity securities historically have offered the potential for greater long-term growth than most fixed income securities, but they also tend to have larger and more frequent changes in price, which means there's a greater risk you could lose money over the short term. The prices of equity securities change in response to many factors, including a company's historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

Foreign equity and fixed income securities may be affected by exchange rate changes, political and economic circumstances throughout the world, and relatively lower liquidity compared to U.S. securities.

Each fund may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

 FUNDS                               INVESTMENT GOAL

 PF AIM Blue Chip Fund              Long-term growth of capital.
                                    (Current income is of secondary
                                    importance.)

 PF AIM Aggressive Growth Fund      Long-term growth of capital.

 PF INVESCO Health Sciences Fund    Long-term growth of capital.

 PF INVESCO Technology Fund         Long-term growth of capital.

 PF Janus Strategic Value Fund      Long-term growth of capital.

 PF Janus Growth LT Fund            Long-term growth of capital consistent
                                    with the preservation of capital.

 PF Lazard International Value      Long-term capital appreciation
 Fund                               primarily through investment in equity
                                    securities of corporations domiciled
                                    in countries other than the U.S.

 PF MFS Mid-Cap Growth Fund         Long-term growth of capital.

 PF MFS Global Growth Fund          Long-term growth of capital.

 PF PIMCO Managed Bond Fund         Maximize total return consistent with
                                    prudent investment management.

 PF Pacific Life Money Market Fund  Current income consistent with preservation
                                    of capital.

 PF Putnam Equity Income Fund       Current income.
                                    (Capital growth is of secondary
                                    importance).

 PF Putnam Research Fund            Long-term growth of capital.

 PF Salomon Brothers Large-Cap      Long-term growth of capital.
 Value Fund                         (Current income is of secondary
                                    importance).

      MAIN INVESTMENTS                         MAIN RISKS

     Equity securities of "blue chip"          Price volatility and foreign investments, derivatives and
     companies and related derivatives. Blue   synthetics.
     chip companies fall within the largest
     85% of publicly traded companies listed
     in the U.S.

     Equity securities of small- and medium-   Price volatility (particularly sensitive to price swings
     sized growth companies.                   during periods of economic uncertainty), liquidity and foreign investments.

     Equity securities in the health sciences  Industry concentration (particularly sensitive to price swings
     sector (including derivatives). Such      because of concentration of investments in a narrow industry
     companies include medical equipment or    sector), price volatility, liquidity, regulatory impact,
     supplies, pharmaceuticals, health care    foreign investments and derivatives.
     facilities and other health sciences-
     related firms.

     Equity securities in the technology       Industry concentration (particularly sensitive to price swings
     sector (including derivatives). Such      because of concentration of investments in a narrow industry
     companies include biotechnology,          sector), price volatility, liquidity, foreign investments and
     communications, computers, electronics,   derivatives.
     Internet telecommunications, networking,
     robotics, video and other technology-
     related firms.

     Equity securities with the potential for  Non-diversified (particularly sensitive to price swings
     long-term growth of capital.              because the fund is classified as "non-diversified"--it may hold securities from a fewer number of issuers than a
                                               diversified fund), price volatility, foreign investments,
                                               credit, changes in interest rates, liquidity, derivatives and forward contracts.

     Equity securities of a large number of    Price volatility, foreign investments, derivatives and forward
     companies of any size.                    contracts, credit and liquidity.

     Equity securities of relatively large     Price volatility (particularly sensitive to currency exchange companies located in developed countries  rates, international political and economic conditions and
     outside of the U.S.                       other risks that affect foreign securities), foreign
                                               investments, derivatives, forward contracts and currency
                                               transactions.

     Equity securities of medium-sized         Non-diversified (particularly sensitive to price swings
     companies believed to have above-average  because the fund is classified as "non-diversified"--it may
     growth potential.                         hold securities from a fewer number of issuers than a
                                               diversified fund), price volatility, foreign investments and emerging countries.

     Equity securities of any size located     Non-diversified (particularly sensitive to price swings
     within and outside of the U.S.            because the fund is classified as "non-diversified"--it may hold securities from a fewer number of issuers than a
                                               diversified fund), price volatility, foreign investments and emerging countries.

     Medium and high-quality fixed income      Changes in interest rates, credit, foreign investments,
     securities with varying terms to          derivatives and forward commitments and mortgage-related
     maturity and derivatives relating to      securities.
     such securities or related indices.

     Highest quality money market instruments  Changes in interest rates and credit. Intended to have the
     believed to have limited credit risk.     least investment risk of all of the funds.

     Equity securities of large U.S.           Price volatility, foreign investments, emerging countries,
     companies with a focus on income-         derivatives and forward contracts, changes in interest rates
     producing securities believed to be       and credit.
     undervalued by the market.

     Equity securities of large U.S.           Price volatility, foreign investments, emerging countries,
     companies with potential for capital      derivatives and forward contracts, changes in interest rates
     appreciation.                             and credit.

     Equity securities of large companies.     Price volatility, foreign investments and derivatives.

AN OVERVIEW OF THE PACIFIC FUNDS

Funds summary       Each fund (except the PF Pacific Life Money Market Fund)
(continued)         engages in active and frequent trading which could result
                    in higher trading costs, reduce performance and increase taxes to shareholders.

In order to meet    Unless otherwise noted, each fund that invests principally
redemption          in equity securities may temporarily change its investment
requests, a         strategies if the manager believes economic conditions
manager may         make it necessary to try to protect the fund from
determine to hold   potential loss. In that case, or if the manager is
a significant       temporarily unable to find the investments it seeks, the
portion of a        funds (including funds with international holdings) may
fund's assets in    invest in U.S. government securities, higher-quality
cash or such        corporate fixed income securities, mortgage-related and
securities as       asset-backed securities, or money market instruments,
described to the    which may cause a fund to miss investment opportunities
right for           and prevent it from achieving its investment goal. In
temporary           addition, funds that invest principally in securities of
strategy changes.   small to medium-sized companies may invest in preferred
                    stocks and larger-capitalization stocks under these
Each fund is        circumstances.
subject to
regulation under    Many of the investment techniques and strategies discussed
the Investment      in the prospectus and in the Statement of Additional
Company Act of      Information (SAI) are discretionary, which means that
1940 (1940 Act)     managers can decide if they want to use them or not.
and intends to      There's the possibility that investment decisions managers
qualify as a        make will not accomplish what they were designed to
regulated           achieve, or that the fund will not achieve its investment
investment          goal. There can be no assurance that a manager will
company under the   utilize derivative strategies in a way that is
Internal Revenue    advantageous to a fund. Managers may also use investment
Code of 1986        techniques or make investments in securities that are not
(IRC).              part of a fund's principal investment strategy.

You'll find a       A fund's stated investment goal cannot be changed without
more detailed       the approval of shareholders. Non-fundamental investment
discussion of       policies may be changed from time to time by the Pacific
each fund's         Funds' board of trustees without shareholder approval.
investments,
strategies and      Although some of the Pacific Funds may have names or
risks in the SAI.   investment objectives that resemble other mutual funds
Please turn to      managed by the same manager, they may not have the same
the back cover of   underlying holdings or performance as those other mutual
the prospectus      funds.
for information
about how to
obtain a copy.

                    -----------------------------------------------------------
Fees and            There are two types of fees and expenses when you invest
expenses            in mutual funds:

                    . Shareholder fees (including sales charges you pay
                      directly when you buy or sell shares).

                    . Operating expenses paid each year by each fund, which
                      are borne indirectly by shareholders.

                    Pacific Funds pay for support, administrative, distribution and shareholder services, and the operational expenses of the funds, including custody, transfer agency, printing, legal, and auditing expenses. Pacific Funds also pay Pacific Life a fee for the investment adviser services it provides. Pacific Life, in turn, uses part of this fee to pay the fund managers.

                    The tables that follow show the fees that you pay directly and the expenses paid by each fund.

                    ------------------------------------------------------------
Shareholder fees                                           Maximum Contingent
                                                           Deferred Sales Charge
                              Maximum Sales Charge         (as a percentage of
                              on your investment           purchase price or
                              (as a percentage             redemption price,
                              of offering price)           whichever is less)
                    ------------------------------------------------------------

                    Class A  5.50%/1/                     None/2/
                     Class B  None                         5.00%/3/
                     Class C  1.00%                        1.00%/4/
                    ------------------------------------------------------------
                    /1/ Sales charge is reduced for purchases of $50,000 or
                        more. Class A Shares of the PF Pacific Life Money Market Fund are sold without an initial sales charge. See page 47.
                    /2/ A contingent deferred sales charge (CDSC) of 1% is
                        assessed on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge).
                    /3/ A CDSC is imposed upon the sale of your shares within 7 years from purchase. The fee has scheduled reductions after the first year. See page 48.
                    /4/ A CDSC is imposed upon the sale of your shares within 1 year from purchase.

Annual operating expenses paid by each fund (as an annual percent of average daily net assets)

----------------------------------------------------------------------------------------------------------------------------
                                   Distribution                  Total Annual
                          Advisory And Service       Other       Operating         Fee Waiver              Net Operating
Fund                      Fees     (12b-1) Fees/1/   Expenses/2/ Expenses          By Adviser/3/           Expenses
----------------------------------------------------------------------------------------------------------------------------
                                   Class Class Class             Class Class Class Class   Class   Class   Class Class Class
                                   A     B     C                 A     B     C     A       B       C       A     B     C
----------------------------------------------------------------------------------------------------------------------------
PF AIM Blue Chip            0.95%  0.50% 1.00% 1.00%    4.54%    5.99% 6.49% 6.49% (4.09%) (4.09%) (4.09%) 1.90% 2.40% 2.40%
PF AIM Aggressive Growth    1.00%  0.50% 1.00% 1.00%    5.34%    6.84% 7.34% 7.34% (4.89%) (4.89%) (4.89%) 1.95% 2.45% 2.45%
PF INVESCO Health
 Sciences                   1.10%  0.50% 1.00% 1.00%    3.22%    4.82% 5.32% 5.32% (2.77%) (2.77%) (2.77%) 2.05% 2.55% 2.55%
PF INVESCO Technology       1.10%  0.50% 1.00% 1.00%    3.21%    4.81% 5.31% 5.31% (2.76%) (2.76%) (2.76%) 2.05% 2.55% 2.55%
PF Janus Strategic Value    0.95%  0.50% 1.00% 1.00%    4.81%    6.26% 6.76% 6.76% (4.36%) (4.36%) (4.36%) 1.90% 2.40% 2.40%
PF Janus Growth LT          0.75%  0.50% 1.00% 1.00%    5.04%    6.29% 6.79% 6.79% (4.59%) (4.59%) (4.59%) 1.70% 2.20% 2.20%
PF Lazard International
 Value                      0.85%  0.50% 1.00% 1.00%    5.72%    7.07% 7.57% 7.57% (5.27%) (5.27%) (5.27%) 1.80% 2.30% 2.30%
PF MFS Mid-Cap Growth       0.90%  0.50% 1.00% 1.00%    3.93%    5.33% 5.83% 5.83% (3.48%) (3.48%) (3.48%) 1.85% 2.35% 2.35%
PF MFS Global Growth        1.10%  0.50% 1.00% 1.00%    7.78%    9.38% 9.88% 9.88% (7.33%) (7.33%) (7.33%) 2.05% 2.55% 2.55%
PF PIMCO Managed Bond       0.60%  0.50% 1.00% 1.00%    1.44%    2.54% 3.04% 3.04% (0.99%) (0.99%) (0.99%) 1.55% 2.05% 2.05%
PF Pacific Life Money
 Market                     0.40%  0.50% 1.00% 1.00%    1.69%    2.59% 3.09% 3.09% (1.64%) (1.64%) (1.64%) 0.95% 1.45% 1.45%
PF Putnam Equity Income     0.95%  0.50% 1.00% 1.00%    4.52%    5.97% 6.47% 6.47% (4.07%) (4.07%) (4.07%) 1.90% 2.40% 2.40%
PF Putnam Research          1.00%  0.50% 1.00% 1.00%    3.79%    5.29% 5.79% 5.79% (3.34%) (3.34%) (3.34%) 1.95% 2.45% 2.45%
PF Salomon Brothers
 Large-Cap Value            0.85%  0.50% 1.00% 1.00%    2.58%    3.93% 4.43% 4.43% (2.13%) (2.13%) (2.13%) 1.80% 2.30% 2.30%
----------------------------------------------------------------------------------------------------------------------------

/1/ Over time, distribution fees paid out of a fund's assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.
/2/ Other expenses include the fee paid to Pacific Life for providing or procuring for the funds administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of each fund's average daily net assets, plus custodial, legal, accounting and miscellaneous support services.
/3/ To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse each fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each fund's business) that exceed an annual rate based on a percentage of a fund's average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02-6/30/03 and 0.45% thereafter through 6/30/05. The expense cap for all other funds is 0.45% through 6/30/05. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

                    -----------------------------------------------------------
Examples            The examples that follow are intended to help you compare
                    the cost of investing in Class A, Class B or Class C
Keep in mind        shares of each fund with the cost of investing in other
that this is        mutual funds. Each example assumes that you invest $10,000
only an             in the noted class of shares for the time periods
estimate -          indicated, your investment has an average annual return of
 actual expenses    5%, all dividends and distributions are reinvested, and
and performance     Pacific Funds' annual operating expenses remain the same.
may vary.           Although your actual costs may be higher or lower, the
                    examples show what your costs would be based on these assumptions.

----------------------------------------------------------------------------------------------------------------------------
                                        Your expenses (in dollars) if you sell   Your expenses (in dollars) if you don't
                                        your shares at the end of each period    sell your shares at the end of each period
----------------------------------------------------------------------------------------------------------------------------
                                        1 year            3 years                1 year            3 years
----------------------------------------------------------------------------------------------------------------------------
                                        Class Class Class Class Class Class      Class Class Class Class Class Class
                                        A     B     C     A     B     C          A     B     C     A     B     C
----------------------------------------------------------------------------------------------------------------------------
Fund PF AIM Blue Chip                   732   743   441   1,114 1,148 841        732   243   341   1,114 748   841
PF AIM Aggressive Growth                737   748   446   1,129 1,164 856        737   248   346   1,129 764   856
PF INVESCO Health Sciences              747   758   456   1,157 1,193 886        747   258   356   1,157 793   886
PF INVESCO Technology                   747   758   456   1,157 1,193 886        747   258   356   1,157 793   886
PF Janus Strategic Value                732   743   441   1,114 1,148 841        732   243   341   1,114 748   841
PF Janus Growth LT                      713   723   421   1,056 1,088 781        713   223   321   1,056 688   781
PF Lazard International Value           723   733   431   1,085 1,118 811        723   233   331   1,085 718   811
PF MFS Mid-Cap Growth                   728   738   436   1,100 1,133 826        728   238   336   1,100 733   826
PF MFS Global Growth                    747   758   456   1,157 1,193 886        747   258   356   1,157 793   886
PF PIMCO Managed Bond                   699   708   406   1,013 1,043 736        699   208   306   1,013 643   736
PF Pacific Life Money Market             97   648   346     388   945 639         97   148   246     388 545   639
PF Putnam Equity Income                 732   743   441   1,114 1,148 841        732   243   341   1,114 748   841
PF Putnam Research                      737   748   446   1,129 1,164 856        737   248   346   1,129 764   856
PF Salomon Brothers Large-Cap Value     723   733   431   1,085 1,118 811        723   233   331   1,085 718   811
----------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUNDS     PF AIM BLUE CHIP FUND


                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital. Current
goal                income is of secondary importance.

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest at
invests in          least 65% (80% by July 31, 2002) of its assets in the
                    securities of blue chip companies, including equity
This fund may       securities, convertible securities, foreign securities and
invest up to 25%    synthetic instruments that have economic characteristics
of its assets in    similar to the fund's direct investments. Blue chip
foreign             companies are those companies that fall within the largest
securities.         85% of market capitalization of publicly traded companies
                    listed in the U.S.

                    The managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. Such companies generally have:

                    . superior growth prospects compared to other companies in the same industry
                    . proprietary technology which the managers believe has
                      the potential to bring about major changes within an industry
                    . leading sales within an industry, or the potential to
                      become a market leader.

                    The managers also look for companies that have:

                    . faster earnings growth than their competitors and the
                      market in general
                    . higher profit margins relative to their competitors
                    . strong cash flow relative to their competitors
                    . a balance sheet with relatively low debt and a high
                      return on equity relative to their competitors.

                    Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

                    The managers consider whether to sell a particular security when they believe the security no longer has above-average growth potential.

                    When the managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF AIM Blue Chip Fund may be affected by the following
be aware of         risks, among others:

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and synthetics - such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Synthetics replicate the economic characteristics of a direct investment. Derivatives and synthetics could increase a fund's volatility and reduce returns.

                                                          PF AIM BLUE CHIP FUND

                  [SYMBOL] ----------------------------------------------------

Who manages the     Monika H. Degan, CFA, is an investment officer and senior
fund                portfolio manager at AIM and has been associated with AIM
                    and/or its affiliates since 1995. Before joining AIM, she
[LOGO OF A I M      was an analyst with Shell Oil Co. Pension Trust. Ms. Degan
CAPITAL APPEARS     has 11 years of investment experience and a BA and an MBA
HERE]               from the University of Houston.

The PF AIM Blue     Jonathan C. Schoolar, CFA, is senior vice president and
Chip Fund is        senior portfolio manager at AIM and heads the large-cap
managed by A I M    growth investment management unit. Mr. Schoolar has been
Capital             associated with AIM and/or its affiliates since 1986, has
Management, Inc.    19 years of investment experience and a BA from the
(AIM). You'll       University of Texas.
find more about
AIM on page 52.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF AIM
historical          Blue Chip Fund -- it shows the performance of a similar
performance to      account managed by AIM.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total return/Average annual total returns for the
                    periods ending December 31, 2001
The chart to the
right shows the                        AIM-Managed
historical                             Mutual Fund,
performance of                         Class A                     S&P 500
the Class A         Year/Period        (%)/1/                      Index (%)/2/
shares of a         ------------------------------------------------------------
mutual fund         2001               (27.16)                     (11.88)
managed by AIM.     2000               (14.27)                      (9.11)
The mutual fund     1999                18.75                       21.04
has investment      1998                23.24                       28.58
objectives,         1997                24.65                       33.36
policies and        1996                16.96                       22.96
strategies that     1995                24.73                       37.58
are substantially   1994                (1.08)                       1.32
similar to those    1993                (1.12)                      10.08
of the PF AIM       1992                (3.02)                       7.62
Blue Chip Fund.     ------------------------------------------------------------
                    1 year             (27.16)                     (11.88)
The performance     5 years              7.39                       10.70
shows the           10 years            10.12                       12.93
historical track    ------------------------------------------------------------
record of the
fund manager        /1/ This column shows performance (calculated in accordance
and is not              with SEC standards) of a comparable AIM-Managed fund,
intended to             after Class A advisory fees, operating expenses, and
imply how the PF        sales loads if applicable, have been deducted, including
AIM Blue Chip           custody fees and other expenses normally paid by mutual
Fund has                funds and which the PF AIM Blue Chip Fund will pay. The
performed or            PF AIM Blue Chip Fund's fees and expenses are generally
will perform.           expected to be higher than those reflected in the
Total returns           comparable fund which would reduce performance.
represent past
performance of      /2/ The Standard & Poor's 500 Composite Stock Price Index
the Class A             shows the performance of the stocks of approximately 500
shares of the           large-capitalization companies traded in U.S. stock
comparable              markets. Results include reinvested dividends.
mutual fund and
not the PF AIM
Blue Chip Fund.

ABOUT THE FUNDS     PF AIM AGGRESSIVE GROWTH FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal


                  [SYMBOL] -----------------------------------------------------

What the fund       The fund's principal investment strategy is to invest in
invests in          common stocks of companies whose earnings the managers
                    expect to grow at an above average rate (typically, more
                    than 15% per year). The fund will invest in securities of
This fund may       small and medium-sized growth companies. The managers
invest up to 25%    focus on companies they believe are likely to benefit from
of its assets in    new and innovative products, services or processes as well
foreign             as those that have experienced above-average, long-term
investments that    growth in earnings and those the managers believe have
are principally     excellent prospects for future growth. The managers
traded outside      normally consider whether to sell a particular security
the U.S.            when any of those factors materially changes.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF AIM Aggressive Growth Fund may be affected by the
be aware of         following risks, among others:

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are "undervalued."

                      Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                  PF AIM AGGRESSIVE GROWTH FUND

                 [SYMBOL] -----------------------------------------------------

Who manages the     Ryan E. Crane, CFA, is a senior portfolio manager of AIM
fund                and has been associated with AIM and/or its affiliates
                    since 1994. Mr. Crane has 8 years of investment experience
[LOGO OF AIM        and a BS from the University of Houston.
CAPITAL APPEARS
HERE]               Robert M. Kippes is a senior portfolio manager of AIM and
                    has been associated with AIM and/or its affiliates since
The PF AIM          1989. Mr. Kippes has 13 years of investment experience and
Aggressive          a BA from Stephen F. Austin University.
Growth Fund is
managed by A I M    Jay K. Rushin, CFA, is a portfolio manager of AIM and has
Capital             been associated with AIM and/or its affiliates since 1998.
Management, Inc.    Mr. Rushin was associate equity analyst with Prudential
(AIM). You'll       Securities from 1996-1998 and has 8 years of investment
find more about     experience. Mr. Rushin has a BA from Florida State
AIM on page 52.     University.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF AIM
historical          Aggressive Growth Fund -- it shows the performance of a
performance to      similar account managed by AIM.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
The chart to the
right shows the                       AIM-Managed
historical                            Mutual Fund      Russell 2500
performance of      Year/Period       Classs A (%)/1/  Index (%)/2/
the Class A         -----------------------------------------------------------
shares of a         2001              (30.05)           1.22
mutual fund         2000               (2.67)           4.27
managed by AIM.     1999               37.01           24.15
The mutual fund     1998               (0.79)           0.38
has investment      1997                6.08           24.36
objectives,         1996                8.06           19.03
policies and        1995               33.72           31.70
strategies that     1994               10.75           (1.06)
are                 1993               24.76           16.54
substantially       1992               14.70           16.19
similar to those    -----------------------------------------------------------
of the PF AIM       1 year            (30.05)           1.22
Aggressive          5 years             4.24           10.34
Growth Fund.        10 years           14.10           13.13
                    -----------------------------------------------------------
The performance
shows the           /1/ This column shows performance (calculated in accordance
historical track        with SEC standards) of a comparable AIM-Managed fund,
record of the           after Class A advisory fees, operating expenses, and
fund manager            sales loads if applicable, have been deducted, including
and is not              custody fees and other expenses normally paid by mutual
intended to             funds and which the PF AIM Aggressive Growth Fund will
imply how the PF        pay. The PF AIM Aggressive Growth Fund's fees and
AIM Aggressive          expenses are generally expected to be higher than those
Growth Fund has         reflected in the comparable fund which would reduce
performed or            performance.
will perform.
Total returns       /2/ This column shows performance of the Russell 2500
represent past          Index, an index consisting of 2,500 of the smallest
performance of          companies in the Russell 3000 Index. Results include
the Class A             reinvested dividends.
shares of the
comparable
mutual fund and
not the PF AIM
Aggressive
Growth Fund.

ABOUT THE FUNDS     PF INVESCO HEALTH SCIENCES FUND

                  [SYMBOL] ----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] ----------------------------------------------------

What the fund       This fund's principal strategy is to invest at least 65%
invests in          (80% by July 31, 2002) of its assets in equity securities
                    and derivatives of companies in the health sciences
A company is        sector.
considered part
of the health       These companies develop, produce or distribute products or
sciences sector     services related to health care. Such companies include,
if:                 but are not limited to, those involved with medical
                    equipment or supplies, pharmaceuticals, biotechnology, and
.. at least 50% of   health care providers and service companies.
  its gross
  income or its     The manager uses a bottom-up investment approach, focusing
  net sales come    on company fundamentals and growth prospects when
  from activities   selecting securities. The manager emphasizes companies it
  in the sector;    believes are strongly managed and will generate above-
  or                average growth rates for the next 3 - 5 years. The manager will invest in securities it believes will rise in price
.. at least 50% of   faster than other securities.
  its assets are
  devoted to        The manager focuses on markets and industries where
  producing         leadership is concentrated in a few companies, and
  revenues from     generally does not invest in slower-growing markets or
  the sector; or    industries. The manager looks for market-driven companies
                    it believes have superior technology to deliver products
.. the manager       and services that match customer needs.
  believes, after
  completion of     In selecting securities, the manager seeks to balance the
  corporate         fund with a blend of well-established health care
  actions or        companies and faster-growing, more dynamic companies.
  developments
  announced prior   Well-established health care companies that typically
  to investment     provide liquidity and earnings are generally expected to
  in a company,     be core holdings of the fund. For the rest of the fund,
  that a company    the manager will target innovative companies it believes
  would meet the    have strong management and that have new products or the
  above criteria.   potential to increase their share of existing products.

This fund may       The manager may also invest in derivatives (such as
invest up to 25%    options) to help achieve the fund's investment goal.
of its assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.

                  [SYMBOL] ----------------------------------------------------

Risks you should    The PF INVESCO Health Sciences Fund may be affected by the
be aware of         following risks, among others:

                    . industry concentration - since the fund invests
                      principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

The health          . regulatory impact - many faster-growing health care
sciences sector       companies have limited operating histories and their
is subject to         potential profitability may be dependent on regulatory
extensive             approval of their products, which increases the
government            volatility of these companies' securities prices and
regulation,           could have an adverse impact upon the companies' future
which may change      growth and profitability.
frequently and
impact the fund
significantly.

                                                PF INVESCO HEALTH SCIENCES FUND

                 [SYMBOL] -----------------------------------------------------

Risks you should     Changes in government regulation could also have an
be aware of          adverse impact. Continuing technological advances may
(continued)          mean rapid obsolescence of products and services.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a fund's volatility or reduce returns.

                 [SYMBOL] -----------------------------------------------------

Who manages the     Thomas R. Wald, CFA, is a vice president of INVESCO.
fund                Before joining INVESCO in 1997, he was an analyst with
                    Munder Capital Management. Mr. Wald holds a BA from Tulane
                    University and an MBA from the Wharton School at the
[LOGO OF INVESCO    University of Pennsylvania.
FUNDS APPEARS
HERE]
The PF INVESCO
Health Sciences
Fund is managed
by INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 52.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          INVESCO Health Sciences Fund -- it shows the performance
performance to      of similar accounts managed by INVESCO.
report because      -----------------------------------------------------------
it started on       Annual total returns/Average annual total returns for the
October 1, 2001.    periods ending December 31, 2001

This chart shows                       INVESCO Health Sciences     S&P 500
the historical      Year/Period        Composite (%)/1/            Index (%)/2/
performance of      -----------------------------------------------------------
the INVESCO         2001               (14.39)                     (11.88)
Health Sciences     2000                26.13                       (9.11)
Composite. The      1999                 0.62                       21.04
accounts in the     1998                43.40                       28.58
composite have      1997                18.47                       33.36
investment          1996                11.41                       22.96
objectives,         1995                58.89                       37.58
policies and        1994                 0.94                        1.32
strategies that     1993                (8.41)                      10.08
are substantially   1992               (13.74)                       7.62
similar to those    -----------------------------------------------------------
of the PF           1 year             (14.39)                     (11.88)
INVESCO Health      5 years             13.04                       10.70
Sciences Fund.      10 years            10.05                       12.93
As of 12/31/01      -----------------------------------------------------------
the composite
consisted of 2      /1/ This column shows performance after annual advisory
mutual funds.           fees and operating expenses charged to the accounts in
                        the composite have been deducted, including custody fees
The performance         and other expenses normally paid by mutual funds and
shows the               which the PF INVESCO Health Sciences Fund will pay. The
historical track        mutual funds in the composite do not charge sales loads.
record of the           The PF INVESCO Health Sciences Fund's fees and expenses
fund manager            are generally expected to be higher than those reflected
and is not              in the composite which would reduce performance.
intended to
imply how the PF    /2/ The Standard & Poor's 500 Composite Stock Price Index
INVESCO Health          shows the performance of the stocks of approximately 500
Sciences Fund           large-capitalization companies traded in U.S. stock
has performed or        markets. Results include reinvested dividends.
will perform.
Total returns
represent past
performance of
the composite
and not the PF
INVESCO Health
Sciences Fund.

ABOUT THE FUNDS     PF INVESCO TECHNOLOGY FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal strategy is to invest at least 65%
invests in          (80% by July 31, 2002) of its assets in equity securities
                    and derivatives in the technology-related sector.
A company is
considered part     Such companies include, but are not limited to, those
of the              involved with applied technology, biotechnology,
technology          communications, computers, electronics, Internet, IT
sector if:          services and consulting, software, telecommunications
                    equipment and services, IT infrastructure and networking
.. at least 50%      companies.
  of its gross
  income or its     The manager uses a bottom-up investment approach, focusing
  net sales come    on company fundamentals and growth prospects when
  from              selecting securities. The manager emphasizes companies it
  activities in     believes are strongly managed and will generate above-
  the sector; or    average growth rates for the next 3 - 5 years. The manager will invest in securities it believes will rise in price
.. at least 50%      faster than other securities.
  of its assets
  are devoted to    The manager focuses on markets and industries where
  producing         leadership is concentrated in a few companies, and
  revenues from     generally does not invest in slower-growing markets or
  the sector; or    industries. The manager looks for market-driven companies
                    it believes have superior technology to deliver products
.. the manager       and services that match customer needs.
  believes,
  after             A core portion of the fund is expected to be invested in
  completion of     market-leading technology companies that the manager
  corporate         believes will maintain or improve their market share
  actions or        regardless of overall economic conditions. These companies
  developments      are leaders in their field and have a strategic advantage
  announced         over many of their competitors. The remainder of the fund
  prior to          will consist of faster-growing, more volatile technology
  investment in     companies that the manager believes to be emerging leaders
  a company,        in their fields, including small companies.
  that a company
  would meet the    The manager may also invest in derivatives (such as
  above             options) to try to achieve the fund's investment goal.
  criteria.

This fund may
invest up to 25%
of its assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF INVESCO Technology Fund may be affected by the
be aware of         following risks, among others:

Many of the         . industry concentration - since the fund invests
products and          principally in only one industry, it is subject to
services in the       greater risk of loss as a result of adverse economic,
technology            business or other developments than if its investments
industry are          were diversified across different industry sectors.
subject to rapid
obsolescence,       . price volatility - the fund principally invests in
which may lower       equity securities, which may go up or down in value,
the market value      sometimes rapidly and unpredictably. This fund may
of the                invest in small companies. The market prices of smaller
securities of         companies tend to rise and fall more rapidly and have
the companies in      greater price swings than larger companies because they
this sector.          may have fewer financial resources, limited product and
                      market diversification, and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                     PF INVESCO TECHNOLOGY FUND

                  [SYMBOL] ----------------------------------------------------

Risks you should    . derivatives - such as options and futures contracts
be aware of           derive their value from the value of an underlying
(continued)           security, group of securities or an index. Derivatives
                      could increase a fund's volatility and reduce returns.

                  [SYMBOL] ----------------------------------------------------

Who manages the     William R. Keithler, CFA, is senior vice president and
fund                director of sector management. He rejoined INVESCO in
                    1998. He previously worked at INVESCO from 1986 to 1993
[LOGO OF INVESCO    before joining Berger Associates in 1993. Mr. Keithler has
FUNDS APPEARS       19 years of investment experience, a BA from Webster
HERE]               College and an MS from the University of Wisconsin.

The PF INVESCO
Technology Fund
is managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 52.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          INVESCO Technology Fund -- it shows the performance of
performance to      similar accounts managed by INVESCO.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
This chart shows
the historical                          INVESCO
performance of                          Technology                S&P 500
the INVESCO         Year/Period         Composite (%)/1/          Index (%)/2/
Technology          ----------------------------------------------------------
Composite. The      2001                (45.40)                   (11.88)
accounts in the     2000                (22.69)                    (9.11)
composite have      1999                145.22                     21.04
investment          1998                 28.83                     28.58
objectives,         1997                  8.85                     33.36
policies and        1996                 21.75                     22.96
strategies that     1995                 45.80                     37.58
are substantially   1994                  5.27                      1.32
similar to those    1993                 15.03                     10.08
of the PF           1992                 18.79                      7.62
INVESCO             ----------------------------------------------------------
Technology Fund.    1 year              (45.40)                   (11.88)
As of 12/31/01      5 years               7.74                     10.70
the composite       10 years             14.00                     12.93
consisted of 2      ----------------------------------------------------------
mutual funds.
                    /1/ This column shows performance after annual advisory
The performance         fees and operating expenses charged to the accounts
shows the               in the composite have been deducted, including custody
historical track        fees and other expenses normally paid by mutual funds
record of the           and which the PF INVESCO Technology Fund will pay. The
fund manager            mutual funds in the composite do not charge sales
and is not              loads. The PF INVESCO Technology Fund's fees and
intended to             expenses are generally expected to be higher than
imply how the           those reflected in this composite which would reduce
PF INVESCO              performance.
Technology Fund
has performed or    /2/ The Standard & Poor's 500 Composite Stock Price Index
will perform.           shows the performance of the stocks of approximately
Total returns           500 large-capitalization companies traded in U.S. stock
represent past          markets. Results include reinvested dividends.
performance of
the composite
and not the PF
INVESCO
Technology Fund.

ABOUT THE FUNDS     PF JANUS STRATEGIC VALUE FUND

                  [SYMBOL] ----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] ----------------------------------------------------

What the fund       The fund invests primarily in domestic and foreign equity
invests in          securities (which may include preferred stocks, common
                    stocks, warrants and securities convertible into common or
A P/E ratio is      preferred stocks) with the potential for long-term growth
the relationship    of capital using a "value" approach.
between the
price of a stock    The approach emphasizes investments in companies that the
and its earnings    manager believes are undervalued relative to their
per share. This     intrinsic worth. The manager measures value as a function
figure is           of price/earnings (P/E) ratios and price/free cash flow.
determined by
dividing a          The manager will typically seek attractively valued
stock's market      companies that are improving their free cash flow and
price by the        improving their returns on invested capital. These
company's           companies may also include special situations companies
earnings per        that are experiencing management changes and/or are
share amount.       temporarily out of favor.
Price/free cash
flow is the         The manager applies a "bottom-up" approach in choosing
relationship        investments. In other words, the manager looks for
between the         companies with earnings growth potential that may not be
price of the        recognized by the market at large. If the manager is
stock and the       unable to find such investments, a significant portion of
company's           the fund's assets may be in cash or similar investments.
available cash
from operations     Foreign securities are generally selected on a stock-by-
minus capital       stock basis without regard to any defined allocation among
expenditures.       countries or geographic regions. However, certain factors
                    such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the fund may invest, and the fund may at times have significant foreign exposure.

This fund may       The fund may also invest in debt securities and
invest without      indexed/structured securities, purchase securities on a
limit in foreign    when-issued, delayed delivery or forward commitment basis,
equity and debt     and purchase high-yield ("junk") bonds.
securities and
may invest up to    The manager may use derivatives (such as options and
35% of its          futures contracts) to try to increase returns, to try to
assets in high-     hedge against changes in interest rates or market decline
yield or "junk"     or to otherwise help achieve the fund's investment goal.
bonds.              The manager may also use forward foreign currency
                    contracts or derivatives to hedge against changes in currency exchange rates.

                  [SYMBOL] ----------------------------------------------------

Risks you should    The PF Janus Strategic Value Fund may be affected by the
be aware of         following risks, among others:

                    . non-diversified - this fund is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                  PF JANUS STRATEGIC VALUE FUND

                  [SYMBOL] -----------------------------------------------------

Risks you should    . credit - the fund could lose money if the issuer of a
be aware of           fixed income security is unable to meet its financial
(continued)           obligations or goes bankrupt. This fund may be subject
                      to more credit risk than certain other funds, because it
This fund may be      invests in high-yield or "junk" bonds. These bonds are
subject to more       given a low credit rating by Moody's (Ba and lower), or
credit risk than      Standard & Poor's (BB and lower), or have not been
certain other         rated, but are of comparable quality. High-yield bonds
funds because of      are subject to credit risk, especially during periods of
its ability to        economic uncertainty or during economic downturns, and
invest in high-       are considered to be mostly speculative in nature.
yield
investments,        . changes in interest rates - the value of the fund's
especially            investments may fall when interest rates rise. This fund
during periods        may be sensitive to changes in interest rates because it
of economic           may invest in fixed income securities with intermediate
uncertainty or        and long terms to maturity.
economic
downturns.          . liquidity - high-yield/high-risk bonds may be less
                      liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lower credit rating may be particularly difficult to sell.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a fund's volatility and reduce returns.

                  [SYMBOL] -----------------------------------------------------

Who manages the     David Decker, CFA, vice president of Janus, joined Janus
fund                in 1992, and is manager and executive vice president of
                    similar funds managed by Janus. He also manages private
[LOGO OF JANUS      accounts with a similar strategic value strategy as well
APPEARS HERE]       as other institutional funds. He has a BA from Tufts
                    University and an MBA from Duke University.
The PF Janus
Strategic Value
Fund is managed
by Janus Capital
Management LLC
(Janus). You'll
find more about
Janus on page
52.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Janus Strategic Value Fund-- it shows the performance of
performance to      similar accounts managed by Janus.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Total returns for the periods ending December 31, 2001

This chart shows                         Janus Strategic Value     S&P 500
the historical      Period               Composite (%)/1/          Index (%)/2/
performance of      -----------------------------------------------------------
the Janus           2001                 (11.84)                   (11.88)
Strategic Value     2000/3/               (0.41)                   (11.14)
Composite. The      -----------------------------------------------------------
accounts in the     1 Year               (11.84)                   (11.88)
composite have      Since Inception/3/    (7.16)                   (13.05)
investment          -----------------------------------------------------------
objectives,
policies and        /1/ This column shows performance after advisory fees and
strategies that         operating expenses charged to the accounts in the
are substantially       composite have been deducted. The mutual funds in the
similar to those        composite do not charge sales loads. The PF Janus
of the PF Janus         Strategic Value Fund's fees and expenses are generally
Strategic Value         expected to be higher than those reflected in the
Fund. As of             composite which would reduce performance. The accounts
12/31/01 the            in the composite other than mutual funds were not
composite               subject to the investment limitations, diversification
consisted of 8          requirements and other restrictions of the 1940 Act or
advisory                Subchapter M of the IRC, which, if imposed, could have
accounts,               adversely affected  the performance. The fees and
including               expenses of the composite include investment advisory
5 mutual funds.         fees, and transaction costs, but, for the accounts
                        other than the mutual funds, do not include custody
The performance         fees or other expenses normally paid by mutual funds
shows the               and which the PF Janus Strategic Value Fund will pay.
historical track        If these fees or expenses were included, returns would
record of the           be lower.
fund manager and
is not intended     /2/ The Standard & Poor's 500 Composite Stock Price Index
to imply how the        shows the performance of the stocks of approximately
PF Janus                500 large-capitalization companies traded in the U.S.
Strategic Value         Results include reinvested dividends.
Fund has
performed or will   /3/ The inception date of the composite was 4/1/00. Total
perform. Total          returns and expenses are not annualized for the first
returns represent       year of operations.
past performance
of the composite
and not the PF
Janus Strategic
Value Fund.

ABOUT THE FUNDS     PF JANUS GROWTH LT FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital in a manner
goal                consistent with the preservation of capital.

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest in
invests in          a large number of companies of any size, from small
                    emerging growth to well-established companies. It principally invests in equity securities.

This fund may       The manager looks for companies that have high potential
invest some of      for earnings growth that may not be recognized by other
its assets in       investors. The manager generally does not limit security
foreign             selection to any industry sector or use other defined
companies.          selection procedures. The realization of income is not a
Investing           significant factor in considering fund securities.
globally offers
greater             The manager applies a "bottom-up" approach in choosing
diversification     investments. In other words, the manager looks for
because the fund    companies with earnings growth potential that may not be
can take            recognized by the market at large. If the manager is
advantage of        unable to find such investments, a significant portion of
investment          the fund's assets may be in cash or similar investments.
opportunities
that are not        Foreign securities are generally selected on a stock-by-
available in the    stock basis without regard to any defined allocation among
U.S.                countries or geographic regions. However, certain factors
                    such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

This fund may       The fund may also invest in debt securities and
invest up to:       indexed/structured securities, purchase securities on a
                    when-issued, delayed delivery or forward commitment basis,
.. 10% of its        and purchase high-yield ("junk") bonds.
  assets in
  lower-rated,      The manager may use derivatives (such as options and
  high-yield        futures contracts) and forward contracts to try to
  ("junk") bonds    increase returns, to try to hedge against changes in
.. 25% of its        interest rates or market declines, or to otherwise help
  assets in         achieve the fund's investment goal. The manager may also
  foreign           use forward foreign currency contracts or derivatives to
  investments       hedge against changes in currency exchange rates.

                    The fund may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF Janus Growth LT Fund may be affected by the
be aware of         following risks, among others:

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the manager believes have the potential for rapid growth, which may give the fund a higher risk of price volatility than a fund that invests in equities that are "undervalued," for example.

                      This fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                        PF JANUS GROWTH LT FUND

                  [SYMBOL] -----------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a fund's volatility or reduce returns.

                    . credit - the fund could lose money if the issuer of a
                      fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may invest in high-yield or "junk" bonds, which are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

                    . liquidity - high-yield bonds may be less liquid than
                      higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lower credit rating may be particularly difficult to sell.

                  [SYMBOL] -----------------------------------------------------

Who manages the     Warren B. Lammert, III, CFA, vice president of Janus,
fund                joined Janus in 1987 and is portfolio manager and
                    executive vice president of similar funds managed by
[LOGO OF JANUS      Janus. He has been the manager of various growth-oriented
APPEARS HERE]       accounts since 1991. He has a BA from Yale University and
                    an MA (with distinction) from the London School of
The PF Janus        Economics.
Growth LT Fund
is managed by
Janus Capital
Management LLC
(Janus). You'll
find more about
Janus on page
52.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Janus Growth LT Fund -- it shows the performance of
performance to      similar accounts managed by Janus.
report because      -----------------------------------------------------------
it started on       Annual total returns/average annual total returns for the
October 1, 2001.    periods ending December 31, 2001

This chart shows                   Janus Diversified Growth         S&P 500
the historical      Year/Period    Composite (%)/1/                 Index (%)/2/
performance of      ------------------------------------------------------------
the Janus           2001           (29.61)                          (11.88)
Diversified         2000           (22.59)                           (9.11)
Growth              1999            96.36                            21.04
Composite. The      1998            57.98                            28.58
accounts in the     1997            11.85                            33.36
composite have      1996            17.54                            22.96
investment          1995            33.63                            37.58
objectives,         1994             9.91                             1.32
policies and        1993            19.14                            10.08
strategies that     1992            15.14                             7.62
are substantially   ------------------------------------------------------------
similar to those    1 year         (29.61)                          (11.88)
of the PF Janus     5 years         13.58                            10.70
Growth LT Fund.     10 years        16.17                            12.93
As of 12/31/01      ------------------------------------------------------------
the composite
consisted of 46     /1/ This column shows performance after advisory fees and
advisory                operating expenses charged to the accounts in the
accounts,               composite have been deducted. The PF Janus Growth LT
including 13            Fund's fees and expenses are generally expected to be
mutual funds.           higher than those reflected in this composite which
                        would reduce performance. Accounts in the composite
The performance         other than mutual funds, were not subject to the
shows the               investment limitations, diversification requirements
historical track        and other restrictions of the 1940 Act or Subchapter M
record of the           of the IRC, which, if imposed, could have adversely
fund manager            affected the performance. The composite reflects
and is not              investment advisory fees and transaction costs, but,
intended to             for the accounts other than the mutual funds, does not
imply how the           include custody fees or other expenses normally paid by
PF Janus Growth         mutual funds and which the PF Janus Growth LT Fund will
LT Fund has             pay. If these expenses were included, returns would be
performed or            lower. The composite does not reflect the deduction of
will perform.           mutual fund sales loads, if applicable. If sales loads
Total returns           were reflected, the annualized returns for the one,
represent past          five and ten year periods ending 12/31/01 would have
performance of          been (29.61)%, 13.58%, and 16.00%, respectively.
the composite
and not the PF      /2/ The Standard & Poor's 500 Composite Stock Price Index
Janus Growth LT         shows the performance of the stocks of approximately
Fund.                   500 large-capitalization companies traded in the U.S.
                        Results include reinvested dividends.

ABOUT THE FUNDS     PF LAZARD INTERNATIONAL VALUE FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term capital appreciation primarily
goal                through investment in equity securities of corporations
                    domiciled in countries with developed economies and markets other than the United States. Current income from dividends and interest will not be an important consideration.

                  [SYMBOL] -----------------------------------------------------

What the fund       The fund invests primarily in equity securities of
invests in          relatively large non-U.S. companies with market
                    capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe,
                    Australasia and Far East (EAFE) Index that the manager believes are undervalued based on their earnings, cash flow or asset values. The fund may invest in American
                    Depositary Receipts (ADRs). The fund may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

                    The fund will normally invest at least 80% of its assets in equity securities of companies located in at least three different foreign countries. The allocation of the fund's assets among geographic sectors may shift from time to time based on the manager's judgment and its analysis of market conditions. The manager currently intends to invest the fund's assets primarily in companies based in developed markets.

                    The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

                    The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the fund's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF Lazard International Value Fund may be affected by
be aware of         the following risks, among others:

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives, forward contracts and currency
                      transactions - such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives, forward foreign currency contracts, and foreign currency transactions could increase a fund's volatility and reduce returns.

                                             PF LAZARD INTERNATIONAL VALUE FUND

                  [SYMBOL] -----------------------------------------------------

Who manages the     Herbert W. Gullquist is chief investment officer and a
fund                managing director of Lazard and a vice chairman of Lazard
                    Freres & Co. LLC. He joined Lazard in 1982. He is
[LOGO OF LAZARD     responsible for monitoring all investment activity to
APPEARS HERE]       ensure adherence to Lazard's investment philosophy and
                    guidelines. He has a BA from Northwestern University.
The PF Lazard
International       John R. Reinsberg is a managing director of Lazard. He is
Value Fund is       responsible for international/global equity management and
managed by          overseeing the day-to-day operations of Lazard's
Lazard Asset        international equity investment team. He joined Lazard in
Management          1991. Mr. Reinsberg has a BA from the University of
(Lazard). You'll    Pennsylvania and an MBA from Columbia University.
find more about
Lazard on           Ronald J. Saba is a director of Lazard and a portfolio
page 52.            manager. He has 19 years of investment experience and
                    joined Lazard in 1996. He has a Bachelor of Commerce from McGill University, Montreal and an MBA from the University of Chicago Graduate School of Business.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Lazard International Value Fund -- it shows the
performance to      performance of similar accounts managed by Lazard.
report because it
started on          -----------------------------------------------------------
October 1, 2001.    Annual total returns/average annual total returns for the
                    periods ending December 31, 2001
This chart shows
the historical                         Lazard International
performance of                         Equity Select              MSCI EAFE
the Lazard          Year/Period        Composite (%)/1/           Index (%)/2/
International       ------------------------------------------------------------
Equity Select       2001               (19.69)                    (21.21)
Composite as        2000                 3.19                     (13.96)
prepared for        1999                20.19                      27.30
Pacific Funds.      1998                23.74                      20.33
The accounts in     1997                18.91                       2.06
the composite       1996                12.09                       6.36
have investment     1995                 6.00                      11.55
objectives,         1994/3/              1.24                       7.80
policies and        ------------------------------------------------------------
strategies that     1 year             (19.69)                    (21.21)
are substantially   3 years             (0.13)                     (4.79)
similar to those    5 years              7.94                       1.17
of the PF Lazard    Since Inception/3/   7.34                       3.91
International       ------------------------------------------------------------
Value Fund. As of
12/31/01 the        /1/ This column shows performance after advisory fees and
composite               operating expenses charged to the accounts in the
consisted of 192        composite have been deducted. The PF Lazard
advisory                International Value Fund's fees and expenses are
accounts,               generally expected to be higher than those reflected
including               in this composite as prepared for Pacific Funds, which
3 mutual funds.         would reduce performance. Accounts in the composite,
                        other than mutual funds, were not subject to the
The composite           investment limitations, diversification requirements,
performance shows       and other restrictions of the 1940 Act or Subchapter M
the historical          of the IRC, which, if imposed could have adversely
track record of         affected the performance. The composite reflects
the fund manager        investment advisory fees and transactions costs, but,
and is not              for the accounts other than the mutual fund, does not
intended to imply       include custody fees or other expenses normally paid
how the PF Lazard       by mutual funds and which the PF Lazard International
International           Value Fund will pay. If these expenses were included,
Value Fund has          returns would be lower. The composite does not reflect
performed or will       the deduction of mutual fund sales loads, if
perform. Total          applicable. If sales loads were reflected, the
returns represent       annualized returns for the one, three and five year
past performance        and since inception periods ending 12/31/01 would have
of the composite        been (19.69)%, (0.13)%, 7.94% and 7.34%, respectively.
and not the
PF Lazard           /2/ The MSCI EAFE Index shows the performance of stocks
International           from 21 countries in Europe, Australia, New Zealand
Value Fund.             and Asia. Results include reinvested dividends.

The PF Lazard       /3/ The inception date of the composite was 1/1/94.
International
Value Fund will
invest primarily
in foreign
securities. Prior
to 5/1/01 the
composite
consisted of
accounts that
invested in ADRs
(U.S. dollar
denominated
securities).
Lazard believes
that investing
all of the
accounts in
foreign
securities would
have produced
substantially the
same performance.

ABOUT THE FUNDS     PF MFS MID-CAP GROWTH FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest at
invests in          least 65% (80% by July 31, 2002) of its assets in common
                    stocks and related securities, such as preferred stocks,
A company's         convertible securities, warrants and depositary receipts
"capitalization"    for those securities, of companies with medium market
is a measure of     capitalizations that the manager believes have above-
its size.           average growth potential.
Capitalization
is calculated by    Medium market capitalization companies are companies with
multiplying the     market capitalizations equaling or exceeding $250 million
current share       but not exceeding the top of the Russell Midcap Growth
price by the        Index range at the time of the investment. Companies whose
number of shares    market capitalizations fall below $250 million or exceed
held by             the top of that index range after purchase continue to be
investors.          considered medium capitalization companies for purposes of the fund's 65% (80% by July 31, 2002) investment policy.
                    These criteria are subject to change depending on market conditions. The manager generally expects that it will invest primarily in companies with market capitalizations in excess of $1 billion. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

This fund may       The manager uses a bottom-up investment style in managing
invest up to 20%    this fund. This means that securities are selected based
of its assets in    upon fundamental analysis (such as an analysis of
foreign             earnings, cash flows, competitive position and
securities,         management's abilities) performed by the manager, with
including those     input from its team of equity research analysts.
of emerging
market              The fund may invest in foreign securities (including
countries.          emerging market securities) through which it may have
                    exposure to foreign currencies.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF MFS Mid-Cap Growth Fund may be affected by the
be aware of         following risks, among others:

                    . non-diversified - the fund is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are "undervalued." Investment in medium capitalization companies may be riskier and more volatile than investment in companies with larger market capitalizations. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investment in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity,

                                                     PF MFS MID-CAP GROWTH FUND

                  [SYMBOL] -----------------------------------------------------

Risks you should    higher degree of political and economic instability, less
be aware of         governmental regulation of the financial industry and
(continued)         markets, and less stringent reporting and accounting
                    standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular, Russia.

                  [SYMBOL] -----------------------------------------------------

Who manages the     This fund is managed by a team currently led by:
fund
                    David E. Sette-Ducati is a senior vice president of MFS.
[LOGO OF MFS        Mr. Sette-Ducati has been employed in the investment
APPEARS HERE]       management area of MFS since 1995. Before joining MFS,
                    Mr. Sette-Ducati was an analyst with Lehman Brothers Inc.
The PF MFS Mid-     and an associate with Nicoletti & Company. He has a BA
Cap Growth Fund     from Williams College and an MBA from Dartmouth College.
is managed by a
team of fund        Eric B. Fischman, CFA, has been employed in the investment
managers at MFS     management area of MFS since 2000. Before joining MFS, Mr.
Investment          Fischman was a research analyst for State Street Research.
Management          He has a BA from Cornell University, an MBA from Columbia
(MFS). You'll       University and a JD from Boston University.
find more about
MFS on page 53.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF MFS
historical          Mid-Cap Growth Fund -- it shows the performance of similar
performance to      accounts managed by MFS.
report because
it started on       ------------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
This chart shows
the historical                          MFS Mid-Cap Growth Russell Midcap Growth
performance of      Year/Period         Composite (%)/1/   Index (%)/2/
the MFS Mid-Cap     ------------------------------------------------------------
Growth              2001                (21.39)            (20.15)
Composite. The      2000                  8.87             (11.75)
accounts in the     1999                 74.90              51.29
composite have      1998                 20.20              17.86
investment          1997                 24.78              22.54
objectives,         1996                 10.90              17.48
policies and        1995                 41.57              33.98
strategies that     1994/3/              (3.18)             (1.39)
are                 ------------------------------------------------------------
substantially       1 year              (21.39)            (20.15)
similar to those    3 years              14.39               2.16
of the PF MFS       5 years              17.55               9.02
Mid-Cap Growth      Since Inception/3/   18.45              12.77
Fund. As of         ------------------------------------------------------------
12/31/01 the
composite           /1/ This column shows performance after average advisory
consisted of 44         fees and operating expenses charged to the accounts in
advisory                the composite have been deducted. The PF MFS Mid-Cap
accounts,               Growth Fund's fees and expenses are generally expected
including 2             to be higher than those reflected in this composite
mutual funds.           which would reduce performance. Accounts in the
                        composite other than mutual funds, were not subject to
The performance         the investment limitations, diversification
shows the               requirements, and other restrictions of the 1940 Act or
historical track        Subchapter M of the IRC, which, if imposed could have
record of the           adversely affected the performance. The composite
fund manager            reflects investment advisory fees and transactions
and is not              costs, but, for the accounts other than the mutual fund,
intended to             does not include custody fees or other expenses
imply how the           normally paid by mutual funds and which the PF MFS Mid-
PF MFS Mid-Cap          Cap Growth Fund will pay. If these expenses were
Growth Fund has         included, returns would be lower. The composite does not
performed or            reflect the deduction of mutual fund sales loads, if
will perform.           applicable. If sales loads were reflected, the
Total returns           annualized returns for the one, three and five year and
represent past          since inception periods ending 12/31/01 would have been
performance of          (21.54)%, 14.22% and 16.88% and 17.98%, respectively.
the composite
and not the PF      /2/ The Russell Midcap Growth Index shows the performance
MFS Mid-Cap             of 800 securities with a greater-than-average growth
Growth Fund.            orientation. Results include reinvested dividends.

                    /3/ The inception date of the composite was
                        October 1, 1994. Total returns and expenses are not annualized for the first year of operations.

ABOUT THE FUNDS     PF MFS GLOBAL GROWTH FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] -----------------------------------------------------

What the fund       The fund's principal investment strategy is to invest,
invests in          under normal market conditions, at least 65% of its assets in common stocks and related equity securities, such as
Foreign growth      preferred stock, convertible securities and depositary
companies are       receipts, of companies in three distinct market sectors:
companies
located in more     . U.S. emerging growth companies that the manager believes
developed             are either early in their life cycle but which have the
securities            potential to become major enterprises, or are major
markets (such as      enterprises whose rates of earnings growth are expected
Australia,            to accelerate because of special factors, such as
Canada, Japan,        rejuvenated management, new products, changes in
New Zealand and       consumer demand, or basic changes in the economic
Western European      environment.
countries).
                    . Foreign growth companies that the manager believes have
                      favorable growth prospects and attractive valuations
Emerging market       based on current and expected earnings and cash flow.
countries are         The manager generally seeks to purchase foreign growth
typically less        securities of companies with relatively large
developed             capitalizations relative to the market in which they are
economically          traded.
than
industrialized      . Emerging market securities are securities of issuers
countries and         whose principal activities are located in emerging
may offer high        market countries.
growth potential
as well as          Under normal market conditions, the fund invests in at
considerable        least three different countries, one of which may be the
investment risk.    U.S.
These countries
are generally
located in Latin
America, Asia,
the Middle East,
Eastern Europe
and Africa.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF MFS Global Growth Fund may be affected by the
be aware of         following risks, among others:

                    . non-diversified - the fund is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified funds. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value sometimes rapidly and unpredictably. This fund invests in companies that the team thinks have the potential for above average growth, which may give the fund a higher risk of price volatility than a fund that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                      PF MFS GLOBAL GROWTH FUND

                  [SYMBOL] -----------------------------------------------------

Risks you should    . emerging countries - investment in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                  [SYMBOL] -----------------------------------------------------

Who manages the     John E. Lathrop, CFA, is a senior vice president at MFS.
fund                Mr. Lathrop has been employed in the investment management area of MFS since 1994. Before joining MFS, Mr. Lathrop
                    was an equity research analyst and account controller at
[LOGO OF MFS        the Putnam Companies. He has a BA from Northwestern
APPEARS HERE]       University and an MBA from Cornell University.

The PF MFS          David A. Antonelli is a senior vice president and director
Global Growth       of international equity research at MFS. Mr. Antonelli has
Fund is managed     been employed in the investment management area of MFS
by a team of        since 1991. He has a BS from Pennsylvania State University
analysts, led by    and an MBA from the Wharton School at the University of
the managers at     Pennsylvania.
MFS Investment
Management
(MFS). You'll
find more about
MFS on page 53.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF MFS
historical          Global Growth Fund -- it shows the performance of similar
performance to      accounts managed by MFS.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
This chart shows
the historical                        MFS Global Growth MSCI All Country
performance of      Year/Period       Composite (%)/1/  World Free Index (%)/2/
the MFS Global      -----------------------------------------------------------
Growth              2001              (18.97)           (15.91)
Composite. The      2000              (12.42)           (13.94)
accounts in the     1999               64.87             26.82
composite have      1998               11.82             21.97
investment          1997               15.40             15.00
objectives,         1996               14.19             13.20
policies and        1995               17.07             19.46
strategies that     1994/3/             3.55              5.03
are                 -----------------------------------------------------------
substantially       1 year            (18.97)           (15.91)
similar to those    3 years             5.38             (2.82)
of the PF MFS       5 years             8.59              5.18
Global Growth       Since Inception/3/  9.65              7.83
Fund. As of         -----------------------------------------------------------
12/31/01 the
composite           /1/ This column shows performance after average advisory
consisted of 8          fees and operating expenses charged to the accounts in
advisory                the composite have been deducted, including custody fees
accounts                and other expenses normally paid by mutual funds and
including 5             which the PF MFS Global Growth Fund will pay. The PF MFS
mutual funds.           Global Growth Fund's fees and expenses are generally
                        expected to be higher than those reflected in this
The performance         composite which would reduce performance. The composite
shows the               does not reflect the deduction of mutual fund sales
historical track        loads, if applicable. If sales loads were reflected, the
record of the           annualized returns for the one, three and five year and
fund manager            since inception periods ending 12/31/01 would have been
and is not              (19.42)%, 4.78% and 7.93% and 8.29%, respectively.
intended to
imply how the       /2/ The MSCI All Country World Free Index shows the
PF MFS Global           performance of stocks from 23 developed markets and 26
Growth Fund has         emerging markets. Results include reinvested dividends.
performed or
will perform.       /3/ The inception date of the composite was January 1, 1994.
Total returns
represent past
performance of
the composite
and not the PF
MFS Global
Growth Fund.

ABOUT THE FUNDS     PF PIMCO MANAGED BOND FUND

                  [SYMBOL] ----------------------------------------------------

The investment      This fund seeks to maximize total return consistent with
goal                prudent investment management.

                  [SYMBOL] ----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest at
invests in          least 65% (80% by July 31, 2002) of its assets in fixed
                    income securities with varying terms to maturity. The
Total return is     securities will principally be medium to high-quality,
made up of          investment grade securities. These securities include
coupon income       principally:
plus any gains      . U.S. treasury bonds and notes, or derivatives on them or
or losses in the      related indices
value of the        . mortgage-related securities, including stripped
fund's                mortgage-related securities
securities.         . corporate bonds and notes
                    . commercial paper and other money market instruments
Duration is a       . fixed income securities issued by foreign governments
mathematical          and companies that are denominated in U.S. dollars or
measure of the        foreign currencies, some of which may be issued by
average life of       governments in emerging market countries.
a bond that
includes its        The manager may also invest in high-yield ("junk") bonds.
yield, coupon,      When selecting securities, the manager:
final maturity
and call            . decides what duration to maintain. Duration management
features. It is       is a fundamental part of the management strategy for
often used to         this fund. The fund usually maintains an average
measure               duration of three to seven years, varying within this
potential             range based on the manager's outlook on the economy and
volatility of a       interest rates. The manager then decides what proportion
bond's price,         of securities in the fund should have short,
and is                intermediate and long duration issues.
considered a
more accurate       . decides how to allocate how much should be invested in
measure than          U.S. government securities, foreign bonds, U.S.
maturity of a         corporate bonds and U.S. mortgage related securities.
bond's
sensitivity to      . uses an analytical system developed by the manager to
changes in            help select government and other securities that meet
market (or            yield, duration, maturity and other criteria.
nominal)
interest rates.     . chooses companies to invest in by carrying out a credit
                      analysis of each potential investment, which may include
This fund may         meetings or periodic contact with the company's
invest up to:         management.

.. 10% of its        . frequently uses derivatives (such as options, futures
  assets in           contracts and swap agreements) and forward commitments
  lower-rated,        as a substitute for securities, to try to increase
  high-yield          returns or hedge against changes in interest rates or to
  ("junk") bonds      otherwise try to achieve the fund's investment goal. The
                      manager may also use foreign currency options and
.. 20% of its          foreign currency forward contracts to increase exposure
  assets in           to a foreign currency or to shift exposure to foreign
  foreign             currency fluctuations from one country to another.
  investments
  denominated in
  foreign
  currencies

                  [SYMBOL] ----------------------------------------------------

Risks you should    Since the PF PIMCO Managed Bond Fund principally invests
be aware of         in fixed income securities, it may be affected by the
                    following risks, among others:
The price of
bonds that are      . changes in interest rates - the value of the
denominated in        fund's investments may fall when interest
foreign               rates rise. Changes in interest rates may
currencies is         have a significant effect on this fund,
affected by the       because it may invest in securities with
value of the          medium or long terms to maturity and may use
U.S. dollar. In       interest-sensitive derivatives. Bonds with
general, as the       longer durations tend to be more sensitive to
value of the          changes in interest rates, usually making
U.S. dollar           them more volatile than bonds with shorter
rises, the U.S.       durations.
dollar value of
a foreign bond      . credit - the fund could lose money if the
will fall. As         issuer of a fixed income security is unable
the value of the      to meet its financial obligations or goes
U.S. dollar           bankrupt. This fund may invest in high-yield
falls, the U.S.       (junk) bonds, which are given a low credit
dollar price of       rating by Moody's (Ba and lower), or Standard
a foreign bond        & Poor's (BB and lower), or have not been
will rise.            rated, but are of comparable quality. High-
                      yield bonds are subject to credit risk,
                      especially during periods of economic
                      uncertainty or during economic downturns and are considered to be mostly speculative in nature.
                    . foreign investments - may be riskier than
                      U.S. investments for many reasons, including changes in

                                                      PF PIMCO MANAGED BOND FUND

                  [SYMBOL] -----------------------------------------------------

Risks you should      currency exchange rates, unstable political and economic
be aware of           conditions, a lack of adequate and timely company
(continued)           information, differences in the way securities markets
                      operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward commitments - derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the fund's volatility. Derivatives and forward commitments are particularly sensitive to counterparty risk.

                    . mortgage-related securities - can be paid off early if
                      the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the fund will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

                  [SYMBOL] -----------------------------------------------------

Who manages the     This fund is managed by a team led by William H. Gross.
fund

[LOGO OF PIMCO      William H. Gross, CFA, managing director and chief
APPEARS HERE]       investment officer, was a founding partner of PIMCO in
                    1971. Mr. Gross has over 30 years of investment experience
The PF PIMCO        and is the author of Bill Gross on Investment. Mr. Gross
Managed Bond Fund   has an MBA from UCLA Graduate School of Business.
is managed by
Pacific             You'll find more about PIMCO on page 53.
Investment
Management
Company LLC
(PIMCO).

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          PIMCO Managed Bond Fund-- it shows the performance of
performance to      similar accounts managed by PIMCO.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
This chart shows
the historical                    PIMCO Total Return           Lehman Brothers
performance of a                  Full Authority               Government/Credit
composite of        Year/Period   Accounts (%)/1/              Index (%)/2/
PIMCO Total         ------------------------------------------------------------
Return Full         2001           9.26                         8.51
Authority           2000          11.93                        11.84
Accounts. The       1999          (0.56)                       (2.15)
accounts in the     1998           9.67                         9.47
composite have      1997          10.37                         9.76
investment          1996           5.31                         2.90
objectives,         1995          20.41                        19.24
policies and        1994          (3.62)                       (3.51)
strategies that     1993          12.80                        11.03
are                 1992           9.33                         7.58
substantially       ------------------------------------------------------------
similar to those    1 year         9.26                         8.51
of the PF PIMCO     5 years        8.04                         7.36
Managed Bond        10 years       8.29                         7.27
Fund. This          ------------------------------------------------------------
composite was
created             /1/ This column shows performance after actual advisory
specifically for        fees and operating expenses charged to the accounts in
this                    the composite have been deducted. The PF PIMCO Managed
presentation. As        Bond Fund's fees and expenses are generally expected to
of 12/31/01 this        be higher than those reflected in this composite which
composite               would reduce performance. Accounts in the composite,
consisted of 233        other than mutual funds, were not subject to the
advisory                investment limitations, diversification requirements
accounts,               and other restrictions of the 1940 Act or Subchapter M
including               of the IRC, which, if imposed, could have adversely
20 mutual funds.        affected the performance. The composite reflects
                        investment advisory fees and transaction costs, but,
The performance         for the accounts other than the mutual funds, does not
shows the               include custody fees or other expenses normally paid by
historical track        mutual funds and which the PF PIMCO Managed Bond Fund
record of the           will pay. If these expenses were included, returns
fund manager            would be lower. The composite does not reflect the
and is not              deduction of mutual fund sales loads, if applicable. If
intended to imply       sales loads were reflected, the annualized returns for
how the PF PIMCO        the one, five and ten year periods ending 12/31/01
Managed Bond Fund       would have been 7.38%, 7.70%, and 8.14%, respectively.
has performed or
will perform.       /2/ This column shows performance of the Lehman Brothers
Total returns           Government/Credit Index. The Government Index includes
represent past          U.S. Treasury and agency obligations. The Credit Index
performance of          includes publicly issued U.S. corporate and foreign
the composite and       debentures and secured notes that meet specified
not the PF PIMCO        maturity, liquidity, and quality requirements. Results
Managed Bond            include reinvested dividends.
Fund.

ABOUT THE FUNDS     PF PACIFIC LIFE MONEY MARKET FUND

                  [SYMBOL] -----------------------------------------------------

The investment      This fund seeks current income consistent with
goal                preservation of capital.

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest in
invests in          money market instruments that the manager believes have
                    limited credit risk. These investments principally include
The PF Pacific      commercial paper and U.S. government obligations. The fund
Life Money          may also invest in asset-backed money market instruments
Market Fund         and foreign money market instruments denominated in U.S.
invests at least    dollars. The fund's dollar-weighted average term to
95% of its          maturity will not exceed 90 days.
assets in money
market              The manager looks for money market instruments with the
instruments that    highest yields within the highest credit rating
have been given     categories, based on the evaluation of credit risk and
the highest         interest rates.
credit rating
for short-term      The fund is managed to maintain a stable net asset value
debt securities,    (NAV) of $1.00 per share. However, the share price could
or have not been    fluctuate.
rated, but are
of comparable
quality.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF Pacific Life Money Market Fund generally has the
be aware of         least investment risk of the Pacific Funds because its
                    principal investment strategy is to invest in short-term
An investment in    securities that are either government guaranteed or have
the fund is not     very high credit ratings. The value of the fund may,
a bank deposit,     however, be affected by the following risks:
and it is not
insured or          . changes in interest rates - the value of the fund's
guaranteed by         investments may fall when interest rates rise. Short-
the Federal           term money market instruments generally are affected
Deposit               less by changes in interest rates than fixed-income
Insurance             securities with longer terms to maturity.
Corporation or
any other           . credit - the fund could lose money if the issuer of a
government            money market instrument is unable to meet its financial
agency. Although      obligations or goes bankrupt.
the fund is
managed to
maintain an NAV
of $1 per share,
it's possible to
lose money by
investing in the
fund.

                                              PF PACIFIC LIFE MONEY MARKET FUND

                  [SYMBOL] ----------------------------------------------------

Who manages the     Dale W. Patrick is a portfolio manager and senior
fund                investment manager at Pacific Life. He joined the company
                    in 1985. He manages another money market fund and is
[LOGO OF PACIFIC    responsible for trading/managing public bond portfolios,
LIFE APPEARS        managing short-term fixed income securities, and jointly
HERE]               managing a total return fund. Mr. Patrick has a BA from
                    the University of Colorado and an MBA from the University
The PF Pacific      of California, Irvine.
Life Money
Market Fund is      Brendan L. Collins, CFA, is a portfolio manager and senior
managed by          investment manager at Pacific Life. He joined the company
Pacific Life        in 1996 and since 1998 has been with Pacific Life's
Insurance           portfolio management group. He is also responsible for
Company             trading public bonds, managing short-term investments, and
(Pacific Life).     managing Pacific Life's derivatives book, along with
You'll find more    managing Pacific Financial Product's credit derivative
about Pacific       investments. Prior to joining Pacific Life, Mr. Collins
Life on page 51.    spent 5 years with Pacific Investment Management Company
                    LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Pacific Life Money Market Fund -- it shows the performance
performance to      of a similar account managed by Pacific Life.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
The chart to the
right shows the                      Pacific Select Fund   Merrill Lynch
historical                           Money Market          3-Month U.S.
performance of      Year/Period      Portfolio (%)/1/      T-Bill Index (%)/2/
the Pacific         ----------------------------------------------------------
Select Fund         2001             3.86                  4.42
Money Market        2000             6.18                  6.18
Portfolio. The      1999             4.94                  4.85
mutual fund has     1998             5.29                  5.23
investment          1997             5.28                  5.33
objectives,         1996             5.07                  5.31
policies and        1995             5.54                  6.03
strategies that     1994             3.76                  4.19
are                 1993             2.58                  3.19
substantially       1992             3.22                  3.93
similar to those    ----------------------------------------------------------
of the              1 year           3.86                  4.42
PF Pacific Life     5 years          5.11                  5.20
Money Market        10 years         4.57                  4.86
Fund.               ----------------------------------------------------------

The performance     /1/ This column shows performance (calculated in accordance
shows the               with SEC standards) of the Pacific Select Fund Money
historical track        Market Portfolio after advisory fees, operating
record of the           expenses, and sales loads if applicable, of the Pacific
fund manager            Select Fund Money Market Portfolio have been deducted,
and is not              including custody fees and other expenses normally paid
intended to             by mutual funds and which the PF Pacific Life Money
imply how the           Market Fund will pay. The PF Pacific Life Money Market
PF Pacific Life         Fund's fees and expenses are generally expected to be
Money Market            higher than those reflected in the Pacific Select Fund
Fund has                Money Market Portfolio which would reduce performance.
performed or
will perform.       /2/ The Merrill Lynch 3-Month U.S. T-Bill Index shows the
Total returns           performance of an index comprised of a single Treasury
represent past          bill purchased at the beginning of the month and held
performance of          for a full month then sold and rolled into a newly
the Pacific             selected issue. Results include reinvested dividends.
Select Fund
Money Market
Portfolio and
not the PF
Pacific Life
Money Market
Fund.

ABOUT THE FUNDS     PF PUTNAM EQUITY INCOME FUND

                  [SYMBOL] -----------------------------------------------------

The fund's          This fund seeks current income. Capital growth is of
investment goal     secondary importance.

                  [SYMBOL] -----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest
invests in          primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market.

This fund may       To determine whether to buy or sell investments, the
invest up to 20%    manager will consider, among other factors, a company's
of its assets in    financial strength, competitive position in its industry,
foreign             projected future earnings, cash flows and dividends.
securities that
are principally     The fund will normally invest at least 65% (80% by July
traded outside      31, 2002) of its assets in common stocks and other equity
the U.S.,           investments. The manager may invest in foreign securities
including those     (including emerging market securities), preferred stocks,
of emerging         convertible securities, and fixed income securities
market              including high yield ("junk") bonds.
countries.
American            The manager may use derivatives (such as options, futures
Depositary          contracts, swaps and warrants) to try to increase returns,
Receipts (ADRs)     for hedging purposes, as a substitute for securities, or
are excluded        to otherwise help achieve the fund's investment goal. The
from this limit.    manager may use foreign currency contracts or derivatives
                    to hedge against changes in currency exchange rates.

This fund may
invest up to 20%
of its net
assets in lower-
rated high-yield
("junk") bonds.

                  [SYMBOL] -----------------------------------------------------

Risks you should    The PF Putnam Equity Income Fund may be affected by the
be aware of         following risks, among others:

                    . price volatility - the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular, Russia.

                    . derivatives and forward contracts - derive their value from the value of an underlying security, a group of securities, or an index. Derivatives and forward contracts could increase a fund's volatility and reduce returns.

                                                   PF PUTNAM EQUITY INCOME FUND

                  [SYMBOL] ----------------------------------------------------

                    .  changes in interest rates - the value of the fund's
                       investments may fall when interest rates rise. This
Risks you should       fund may be sensitive to changes in interest rates
be aware of            because it may invest in fixed income securities.
(continued)
                    .  credit - the fund could lose money if the issuer of a
                       fixed income security is unable to meet its financial obligations or goes bankrupt. This fund may be subject to more credit risk than certain other funds, because it may invest in high-yield or "junk" bonds. These bonds are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainity or during economic downturns, and are considered to be mostly speculative in nature.

                  [SYMBOL] ----------------------------------------------------

Who manages the     The PF Putnam Large-Cap Value Team has day-to-day
fund                responsibility for management of this fund.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The PF Putnam       responsibility for management of the fund.
Equity Income
Fund is managed
by Putnam
Investment
Management, LLC
(Putnam). You'll
find out more
about Putnam on
page 53.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Putnam Equity Income Fund -- it shows the performance of a
performance to      similar account managed by Putnam.
report because
it started on       -----------------------------------------------------------
December 31,        Total returns for the periods ending December 31, 2001
2001.
                             Putnam-managed                  Russell 1000
This chart shows    Period   Mutual Fund, Class A (%)/1/     Value Index (%)/2/
the historical      -----------------------------------------------------------
performance of      2001     (7.23)                           (5.59)
Class A shares of   2000      6.65                             7.01
a Putnam-managed    1999     (4.73)                            7.35
mutual fund that    1998      6.19                            15.63
has investment      1997     19.19                            35.18
objectives,         1996     14.32                            21.64
policies and        1995     26.89                            38.36
strategies that     1994     (4.53)                           (1.98)
are substantially   1993      9.90                            18.07
similar to those    1992     (1.25)                           13.58
of the PF Putnam    -----------------------------------------------------------
Equity Income       1 year   (7.23)                           (5.59)
Fund.               5 years   8.62                            11.13
                    10 years  11.81                            14.16
The performance     -----------------------------------------------------------
shows the
historical track    /1/ This column shows performance (calculated in accordance
record of the           with SEC standards) of a comparable Putnam managed fund,
fund manager and        after Class A advisory fees, operating expenses, and
is not intended         sales loads, if applicable, have been deducted,
to imply how the        including custody fees and other expenses normally paid
PF Putnam Equity        by mutual funds and which the PF Putnam Equity Income
Income Fund has         Fund will pay. The PF Putnam Equity Income Fund's fees
performed or will       and expenses are generally expected to be higher than
perform. Total          those reflected in the comparable fund which would
returns represent       reduce performance.
past performance
of Class A shares   /2/ The Russell 1000 Value Index shows the performance of
of the comparable       companies with a less-than-average growth orientation.
mutual fund and         Companies in this Index have lower price-to-book and
not the Putnam PF       price-earnings ratios, higher dividend yields and lower
Equity Income           forecasted growth rates than companies in the Russell
Fund.                   1000 Growth Index. Results include reinvested dividends.

ABOUT THE FUNDS     PF PUTNAM RESEARCH FUND

                  [SYMBOL] ----------------------------------------------------

The investment      This fund seeks long-term growth of capital.
goal

                  [SYMBOL] ----------------------------------------------------

What the fund       This fund's principal investment strategy is to invest in
invests in          common stocks of large U.S. companies which the manager
                    believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

                    The fund's name reflects the team approach used to manage its assets. Fund assets are allocated to analysts covering various industry sectors, and each analyst makes independent investment recommendations within the fund's guidelines and objectives. The analysts' recommendations as to which securities to purchase and sell are run through an optimization model designed to reduce risk by controlling sector and factor exposures. So, sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

                    To determine whether to buy or sell investments, the manager will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

This fund may       The manager may invest in foreign securities (including
invest up to 20%    emerging market securities), preferred stocks, convertible
of its assets in    securities, and fixed income securities.
foreign
securities that     The manager may use derivatives (such as options, futures
are principally     contracts, swaps and warrants) to try to increase returns,
traded outside      for hedging purposes, as a substitute for securities, or
the U.S.,           to otherwise help achieve the fund's investment goal. The
including those     manager may use foreign currency contracts or derivatives
of emerging         to hedge against changes in currency exchange rates.
countries.
American
Depositary
Receipts (ADRs)
are excluded
from this limit.

                  [SYMBOL] ----------------------------------------------------

Risks you should    The PF Putnam Research Fund may be affected by the
be aware of         following risks, among others:

                    . price volatility - the fund principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. This fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls.

                                                        PF PUTNAM RESEARCH FUND

                   [SYMBOL] ---------------------------------------------------

Risks you should     Such investments may also involve risk of loss resulting
be aware of          from problems in share registration and custody,
(continued)          especially in Eastern European countries, including in
                     particular, Russia.

                    . derivatives and forward contracts - derive their value from the value of an underlying security, a group of securities, or an index. Derivatives and forward contracts could increase a fund's volatility and reduce returns.

                    . changes in interest rates - the value of the fund's investments may fall when interest rates rise. This fund may be sensitive to changes in interest rates because it may invest in fixed income securities.

                    . credit - the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                   [SYMBOL] ---------------------------------------------------

Who manages the     The Putnam Global Equity Research Team has day-to-day
fund                responsibility for the management of this fund.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The PF Putnam       responsibility for management of the fund.
Research Fund is
managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find out more
about Putnam on
Page 53.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Putnam Research Fund -- it shows the performance of
performance to      similar accounts managed by Putnam.
report because
it started on       -----------------------------------------------------------
December 31,        Total returns for the periods ending December 31, 2001
2001.
                                        Putnam Research             S&P 500
This chart shows    Period              Composite (%)/1/            Index (%)/2/
the historical      ------------------------------------------------------------
performance of      2001                (18.89)                     (11.88)
the Putnam          2000                 (2.88)                      (9.11)
Research            1999                 26.57                       21.04
Composite. The      1998                 28.39                       28.58
accounts in the     1997                 31.83                       33.36
composite have      1996                 22.26                       22.96
investment          1995/3/               6.53                        6.40
objectives,         ------------------------------------------------------------
policies and        1 year              (18.89)                     (11.88)
strategies that     3 year                0.44                       (1.03)
are substantially   5 year               11.75                       10.70
similar to those    Since Inception/3/   14.38                       13.42
of the PF Putnam    ------------------------------------------------------------
Research Fund. As
of 12/31/01 the     /1/ This column shows performance after advisory fees and
composite               operating expenses charged to the accounts in the
consisted of 2          composite have been deducted. The PF Putnam Research
mutual funds.           Fund's fees and expenses are generally expected to be
                        higher than those reflected in this composite, which
The performance         would reduce performance. The composite does not reflect
shows the               the deduction of mutual fund sales loads, if applicable.
historical track        If sales loads were reflected, the annualized returns
record of the           for the one, three and five year and since inception
fund manager and        periods ending 12/31/01 would have been (23.55)%,
is not intended         (1.53)%, 10.43% and 13.29%, respectively.
to imply how the
PF Putnam           /2/ The Standard & Poor's 500 Composite Stock Price Index
Research Fund has       shows the performance of the stocks of approximately 500
performed or will       large-capitalization companies traded in U.S. stock
perform. Total          markets. Results include reinvested dividends.
returns represent
past performance    /3/ The inception date of the composite was 10/31/95. Total
of the composite        returns and expenses are not annualized for the first
and not the             year of operations.
Putnam PF
Research Fund.

ABOUT THE FUNDS     PF SALOMON BROTHERS LARGE-CAP VALUE FUND

                  [SYMBOL] ----------------------------------------------

The investment      This fund seeks long-term growth of capital. Current
goal                income is of secondary importance.

                  [SYMBOL] ----------------------------------------------

What the fund       This fund's principal investment strategy is to invest at
invests in          least 65% (80% by July 31, 2002) of its assets in common
                    and preferred stocks of large companies. It tends to
A company's         emphasize U.S. companies with a total market
"capitalization"    capitalization of more than $5 billion that are included
is a measure of     in the Standard & Poor's 500 Composite Stock Price Index.
its size.           It may also invest in foreign companies and fixed income
Capitalization      securities and securities that can be converted into
is calculated by    equity securities.
multiplying the
current share       The management team looks for companies that are
price by the        undervalued or expected to grow. It focuses on companies
number of shares    that meet one or more of the following criteria:
held by
investors.          . companies that are believed to be fundamentally strong,
                      but that aren't fully recognized by other investors
Undervalued
companies may be    . companies that are experiencing or that are expected to
fundamentally         experience internal changes, like changes in corporate
strong, but not       structure or capitalization
fully recognized
by investors.       . companies that are developing new products, expanding
Their shares          into new markets, or taking advantage of changes in
could be good         technology or of other changes in the industry or
investments           regulatory environment.
because their
prices do not       The team may use derivatives (such as options and futures
reflect the true    contracts) to try to increase returns or to try to hedge
value of the        against changes in interest rates or to otherwise try to
company.            achieve the fund's investment goal. The team may also use
                    derivatives to hedge changes in currency exchange rates.
This fund may
invest up to 20%    The fund may also invest in fixed income securities for
of its assets in    current income.
foreign
securities.

                  [SYMBOL] ----------------------------------------------

Risks you should    The PF Salomon Brothers Large-Cap Value Fund may be
be aware of         affected by the following risks, among others:

                    . price volatility - the fund principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The fund invests in large companies, which tend to have more stable prices than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and future contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a fund's volatility and reduce returns.

                                       PF SALOMON BROTHERS LARGE-CAP VALUE FUND

                  [SYMBOL] ----------------------------------------------------

Who manages the     John B. Cunningham is a Managing Director of SaBAM, and is
fund                responsible for directing investment policy and strategy.
                    He is a manager of a similar fund managed by SaBAM and an
[LOGO OF SALOMON    equity analyst responsible for covering the beverage and
BROTHERS APPEARS    tobacco industries. Before joining SaBAM in 1995, he
HERE]               worked as an investment banker and financial analyst for
                    Salomon Brothers Energy Group. He has a BA from the
The PF Salomon      University of Virginia and an MBA from Dartmouth College.
Brothers Large-
Cap Value Fund      Mr. Cunningham is supported by a team of 19 U.S. equity
is managed by a     professionals, each of whom has specific fundamental and
team of managers    quantitative research skills relating to all stages of
at Salomon          SaBAM's equity investment process.
Brothers Asset
Management Inc
(SaBAM). You'll
find more about
SaBAM on page
53.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This fund has no    This chart does not show you the performance of the PF
historical          Salomon Brothers Large-Cap Value Fund -- it shows the
performance to      performance of similar accounts managed by SaBAM.
report because
it started on       -----------------------------------------------------------
October 1, 2001.    Annual total returns/Average annual total returns for the
                    periods ending December 31, 2001
The chart shows
the past                            Salomon Brothers
performance of                      Strategic Large-Cap         S&P 500
the Salomon         Year/Period     Composite (%)/1/            Index (%)/2/
Brothers            --------------------------------------------------------
Strategic           2001            (4.00)                      (11.88)
Large-Cap Value     2000            15.28                        (9.11)
Composite. The      1999            11.62                        21.04
accounts in the     1998            15.47                        28.58
composite have      1997            26.47                        33.36
investment          1996            30.55                        22.96
objectives,         1995            35.48                        37.58
policies and        1994            (1.26)                        1.32
strategies that     1993            15.17                        10.08
are                 1992             7.44                         7.62
substantially       --------------------------------------------------------
similar to those    1 year          (4.00)                      (11.88)
of the              5 years         12.52                        10.70
PF Salomon          10 years        14.57                        12.93
Brothers Large-     --------------------------------------------------------
Cap Value Fund.     /1/ This column shows performance after advisory fees and
As of 12/31/01          operating expenses charged to the accounts in the
the composite           composite have been deducted. The PF Salomon Large-Cap
consisted of six        Value Fund's fees and expenses are generally expected
advisory                to be higher than those reflected in this composite
accounts,               which would reduce performance. Accounts in the
including               composite, other than mutual funds, were not subject to
4 mutual funds.         the investment limitations, diversification
                        requirements, and other restrictions of the 1940 Act or
                        Subchapter M of the IRC, which, if imposed could have
The performance         adversely affected the performance. The composite
shows the               reflects investment advisory fees and transactions
historical track        costs, but, for the accounts other than mutual funds,
record of the           does not include custody fees or other expenses
fund manager            normally paid by mutual funds and which the PF Salomon
and is not              Large-Cap Value Fund will pay. If these expenses were
intended to             included, returns would be lower. The composite does
imply how the           not reflect the deduction of mutual fund sales loads,
PF Salomon              if applicable. If sales loads were reflected, the
Brothers Large-         annualized returns for the one, five and ten year
Cap Value Fund          periods ending 12/31/01 would have been (4.55)%, 11.00%
has performed or        and 13.80%, respectively.
will perform.
Total returns       /2/ The Standard & Poor's 500 Composite Stock Price Index
represent past          shows the performance of the stocks of approximately
performance of          500 large-capitalization companies traded in U.S. stock
the composite           markets. Results include reinvested dividends.
and not the PF
Salomon Brothers
Large-Cap
Value Fund.

ABOUT THE FUNDS

                    -----------------------------------------------------------
About the           Since Pacific Funds is new, the funds have no prior
composites          performance to show you. Performance of comparable
                    accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage a fund, has performed in the past. It does not show you how the funds have performed or will perform.

                    When showing comparable performance using a composite of accounts, the manager generally includes all accounts with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account's performance from the composite, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager's performance, or that do not meet other established criteria to be included in a published composite.

                    Each composite's results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

                    When a mutual fund is included in a composite, composite performance figures in the footnotes (which reflect deduction of sales loads, if any) are calculated by assuming deduction of the maximum applicable sales load for each mutual fund at the time the fund (or class of shares of that fund imposing a sales load) was included in the composite or, if the fund (or class) was included in the composite more than 10 years ago, in the first year shown in the composite presentation.

                    The overall performance of and sales loads charged by the mutual funds and their expenses reflected in each composite, other than those funds sponsored by the respective fund managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within control of and have not been independently verified by the fund manager or Pacific Life.

-------------------------------------------------------------------------------
INFORMATION FOR INVESTORS
-------------------------------------------------------------------------------
                    -----------------------------------------------------------
How to invest in    You may invest with Pacific Funds through your registered
Pacific Funds       representative. He or she can help you buy, sell, and
                    exchange shares and maintain your account. Registered representatives may charge for their services.

                    Pacific Funds are available as an investment option in retirement plans, including IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, 403(b)(7)s and other qualified retirement plans, 529 plans and Coverdell Education Savings Accounts. Shareholders may be charged $25 to transfer a Pacific Funds IRA to another provider and $2.50 for any distribution. You should contact Pacific Funds customer service at 1-800-722-2333 for more information about the applicable plan documents, which contain important information and applications.

                    529 Plan Accounts have special rules. See 529 Plans below for important information and account limitations and restrictions, which supplements or supersedes other information provided elsewhere in this prospectus.

                    -----------------------------------------------------------
529 Plans           This section pertains to anyone purchasing shares for a
                    Pacific Funds 529 College Savings Plan account and supplements or supercedes other information in this prospectus. Each such account is subject to the terms and conditions of the Pacific Funds 529 Plan account owner's
                    Trust Agreement and the Plan Description. You should contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about the applicable 529 Plan documents.

                    -----------------------------------------------------------
Minimum Investment  You must make a minimum investment of $500 for each fund you choose. However, the minimum initial investment does not need to be met before beginning a pre-authorized investment plan.

                    Payroll deduction is available with a minimum contribution of $50 per pay period. Your payroll department must complete an Employer Profile before payroll deductions can begin.

                    -----------------------------------------------------------
Maximum             Contributions may be made to an account for a designated
Contribution        beneficiary, unless the contribution would cause the
                    balance of the account together with all other Montana 529 accounts for that designated beneficiary to exceed the current maximum value of $177,000. This limit may increase as college expenses increase. This amount includes contributions and investment growth. Once the maximum is reached, no further contributions will be accepted, but investment growth may continue. Excess contributions could result in adverse tax consequences.


                    -----------------------------------------------------------
Tax Considerations  You may only make one investment change per calendar year for each 529 plan account. This includes:

                    . Exchanges between the Pacific Funds

                    . Changing allocations among funds

                    . Changing Portfolio Optimization model portfolios

                    More frequent exchanges may result in income tax liability and tax penalties. The dollar cost averaging program described in the prospectus is not available. Other limitations also may apply. See the Pacific Funds 529 College Savings Plan Description for further information. You should also consult with your tax adviser regarding possible tax consequences.

                    -----------------------------------------------------------
Distributions/      You may sell shares to make a qualified distribution or
Withdrawals         take a non-qualified withdrawal (see the Plan Description
                    for tax consequences) by contacting Pacific Funds in writing using the Distribution Request form. A separate
                    Distribution Request form must be completed for each withdrawal. Withdrawals by telephone, systematic withdrawals, and checkwriting privileges are not currently available.

                    Redemption proceeds will be paid in accordance with the Plan Description. See the Pacific Funds 529 College Savings Plan Description for further details.

                    Medallion signature guarantees will not be required for distributions sent to the beneficiary's address of record or to the eligible educational institution designated by the account owner.

                    -----------------------------------------------------------
Fees and Waivers    A $25.00 annual maintenance fee will be charged to each
                    Pacific Funds 529 College Savings Plan account on the last
                    Friday of April. However, this fee will be waived for accounts:

                    . with balances greater than $25,000.

                    . with a current pre-authorized investment plan.

                    . with payroll deduction.

                    . whose shares were purchased at NAV.

INFORMATION FOR INVESTORS

                    The CDSC will be waived for:

                    . redemptions due to the receipt of scholarship by the
                      designated beneficiary, up to the amount of the scholarship.

                    . transfers to the Montana CollegeSure CD.

                    . redemptions for the purpose of complying with the
                      maximum account balance limitation across all Montana 529 plan accounts, if the amount is rolled over to a Pacific Funds 529 Plan account for another designated beneficiary.

                    Class A shares may be purchased without a front-end sales charge under the Pacific Funds 529 College Savings Plan by:

                    . Montana residents purchasing shares directly from
                      Pacific Funds under the Montana Family Education Savings Plan.

                    . Individuals purchasing shares under a qualified tuition
                      program with the proceeds from a transfer or rollover from another qualified tuition program within the last 60 days on which an initial or contingent deferred sales charge was paid.

                    -----------------------------------------------------------
Dividends           All dividends and capital gains distributions are
                    automatically reinvested. Automatic dividend diversification is not available.

                    -----------------------------------------------------------
Direct Purchases by To open a 529 Plan account and purchase shares directly
Montana Residents   from Pacific Funds, direct all inquiries to (800) 888-2723 and complete an Account Application and mail your application and check payable to Pacific Funds to:

                                 Montana Family Education Savings Plan
                                 Attn: Pacific Funds
                                 P.O. Box 1732
                                 Helena, MT 59624

                    -----------------------------------------------------------
Buying shares       To open an account with Pacific Funds, you must make a
                    minimum initial investment of $1,000 for each fund you choose. You can add to your account by investing a minimum of $50 for each fund you choose.

                    Pacific Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Funds and Pacific Select Distributors, Inc., Pacific Funds' distributor, reserve the right to reject any request to buy shares.

Initial
investments

                    -----------------------------------------------------------
By mail Complete the Account Application, making sure to include your registered representative's name. Pacific Funds may return applications that do not have a registered representative listed.

                    Mail the application with your check payable to Pacific Funds and send it to: Pacific Funds, PO Box 9768, Providence RI 02940-9768.

                    We will not accept cash, travelers checks, third party checks, starter checks, credit card checks, money orders and checks or wires drawn on non-U.S. banks (even if payment may be effected through a U.S. bank). If your check does not clear, your purchase will be cancelled and you will be liable for any losses and fees incurred by Pacific Funds or its transfer agent.

                    -----------------------------------------------------------
By wire Call Pacific Funds customer service at 1-800-722-2333 to obtain an account number and provide the name of your registered representative. Before wiring funds you must complete the Account Application and send it to: Pacific Funds, PO Box 9768, Providence, RI 02940-9768.

                    Instruct your bank to wire money to Pacific Funds in care of:

                    Boston Safe Deposit & Trust Company
                    ABA #: 011001234
                    Account #: 043478
                    FBO: Pacific Funds
                    Fund Name and Share Class
                    Shareholder Name and Account Number

Additional
investments

                    -----------------------------------------------------------
By mail Complete the Add to Your Investment form included on the bottom of your quarterly account statement, or submit a letter of instruction indicating your desired investment allocation, and send with your check payable to Pacific Funds to the address on the account statement, or to Pacific Funds, PO Box 9768, Providence, RI 02940-9768. Remember to write your account number on the check. For check requirements, see Initial investments.

                    -----------------------------------------------------------
By wire To further credit your Pacific Funds account, instruct your bank to wire funds following the procedures described under Initial investments.

                    -----------------------------------------------------------
Pre-authorized      You may make regular monthly investments through a pre-
investment plan     authorized withdrawal from your bank or other financial
                    institution ($50 minimum per fund, if the initial investment of $1,000 is met). The pre-authorized investment plan may take a period of up to 14 calendar days to establish the financial institution's instructions and become active. Sales charges will apply.

                    -----------------------------------------------------------
Electronic funds    You can initiate a purchase between your bank account and
transfer            Pacific Funds using Electronic Funds Transfer (EFT). You
                    must check the appropriate box on the Account Application and attach a voided check. Electronic funds transfer may take a period of up to 14 calendar days to establish the financial institution's instructions and become active. To initiate an EFT, call Pacific Funds customer service and provide them with the fund name and share class, your account number, the name(s) in which the account is registered and the amount of the investment. Sales charges and initial purchase minimums apply.

                    Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information about any of the above features.

                    -----------------------------------------------------------
Portfolio           Portfolio Optimization is an asset allocation service
Optimization        offered by Pacific Life (free of charge) for use within
                    Pacific Funds. Asset allocation is the distribution of
                    investments among funds and involves decisions about which
Information in this asset classes should be selected and how much of the total
section and the     account value should be allocated to each asset class. The
Portfolio           theory of Portfolio Optimization is that diversification
Optimization        among asset classes can help reduce volatility over the
service is          long-term.
provided by Pacific
Life.

INFORMATION FOR INVESTORS

                    Pacific Life and Ibbotson Associates, a firm that focuses on designing asset allocation-based investment strategies, developed five model portfolios, each comprised of a carefully selected combination of Pacific Funds. The funds are selected by evaluating the asset classes represented by the underlying securities holdings of the funds and combining funds to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as "mean-variance optimization." This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.

                    If you select a Portfolio Optimization model, your initial investment (in the case of a new application) or account value, as applicable, will be allocated to the funds according to the model you select. Subsequent investments will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your account value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. Rebalancing is not available for 529 plan accounts. If you also allocate part of your investment or account value outside the model, rebalancing is only permitted within the model. Each model may change and funds may be added to or deleted from a model as a result of the annual analysis. Your account value will be automatically adjusted among funds to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone instructions, provided a valid telephone authorization is on file. Rebalancing your account will involve processing exchanges between funds which may be taxable transactions unless your account is tax-deferred or tax-exempt, such as an Individual Retirement Account (IRA). See 529 Plans for important limitations on changing models, allocation instructions and other investment changes.

                    If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the funds within your model. To enroll in Portfolio Optimization, you must submit, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment. Your financial adviser or investment professional can assist you in completing the proper forms. Pacific Life has reserved the right to terminate or change the Portfolio Optimization service at any time.

                    Information concerning the asset class allocations for each model is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the funds in each of the five model portfolios are described on the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations of funds within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

                    The asset class breakdowns shown are approximate target percentage allocations as of the date of the model update. Actual allocations may vary.

 ----------------------------------------------------------------------------------------------------------------
                                               Investor Profile
 ----------------------------------------------------------------------------------------------------------------
       Model A                 Model B              Model C                Model D               Model E
 ----------------------------------------------------------------------------------------------------------------
  You are                 Your focus is on      You want the            You want an           You are an
  looking for a           keeping pace          opportunity for long-   investment that is    aggressive investor
  relatively              with inflation.       term moderate growth.   geared for growth     and can tolerate
  stable                  Income                                        and is willing to     short-term market
  investment and          generating                                    accept above          swings.
  require                 investment and                                average risk.
  investments             capital
  that generate           appreciation are
  some level of           desired.
  income.
 ----------------------------------------------------------------------------------------------------------------
 Shorter Investment Horizon                                                            Longer Investment Horizon
 ----------------------------------------------------------------------------------------------------------------
                                         Investor Objective
 ----------------------------------------------------------------------------------------------------------------
  Primarily               Moderate Growth       Steady growth in asset  Moderately high       High growth in
  preservation                                  values                  growth in asset       asset values
  of capital                                                            values
 ----------------------------------------------------------------------------------------------------------------
                                        Risk Characteristics
 ----------------------------------------------------------------------------------------------------------------
  There may be            There may be          There will probably be  There will probably   There will probably
  some losses in          some losses in        some losses in the      be some losses in     be some losses in
  the values of           the values of         values of the           the values of the     the values of the
  the investment          the investment        underlying investments  underlying            underlying
  as asset                from year to          from year to year.      investments from      investments from
  values                  year.                 Fluctuations in value   year to year. Some    year to year. Some
  fluctuate.                                    should be less than     of these might be     of these might be
                                                those of the overall    large, but the        large, but the
                                                stock markets.          overall               overall fluctuations
                                                                        fluctuations in       in asset values
                                                                        asset values should   should be less than
                                                                        be less than those    those of the U.S.
                                                                        of the U.S. stock     stock market.
                                                                        market.
 ----------------------------------------------------------------------------------------------------------------
  Lower Risk                                                                                          Higher Risk
 ----------------------------------------------------------------------------------------------------------------
                                               Asset Class Breakdown
 ----------------------------------------------------------------------------------------------------------------
  Cash             30%    Cash           19%    Cash              7%    Cash            0%    Cash           0%
-----------------------------------------------------------------------------------------------------------------
  Bonds            50%    Bonds          39%    Bonds            34%    Bonds          22%    Bonds          5%
-----------------------------------------------------------------------------------------------------------------
  Domestic         15%    Domestic       32%    Domestic         44%    Domestic       58%    Domestic      70%
  Stocks                  Stocks                Stocks                  Stocks                Stocks
-----------------------------------------------------------------------------------------------------------------
  International     5%    International  10%    International    15%    International  20%    International 25%
  Stocks                  Stocks                Stocks                  Stocks                Stocks
-----------------------------------------------------------------------------------------------------------------
  Less Volatile                                                                                     More Volatile
-----------------------------------------------------------------------------------------------------------------

The percentage allocations set forth above apply at the time of initial allocation or rebalancing, and may vary. Although the models are designed to optimize returns given the various levels of risk, a model portfolio may lose money and may experience volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in a fund or funds representing a single asset class than in a model. Share values will fluctuate, and when redeemed, may be worth more or less than the original cost.

INFORMATION FOR INVESTORS

                    -----------------------------------------------------------
Selling shares      You may sell shares by contacting your registered
                    representative or by contacting Pacific Funds by mail or by telephone. Registered representatives may charge for their services in connection with your redemption request.
                    Depending on the class of shares you own, there may be a CDSC.

                    Pacific Funds reserves the right to liquidate sufficient shares to recover transfer agent fees (including any annual account fees, wire fees, overnight delivery fees, etc.) upon 30 days written notice or to close your account and sell your shares should you fail to maintain your account value at a minimum of $500 for any reason, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.
Issuing
instructions to
sell shares
                    -----------------------------------------------------------
By mail Send a written, signed request specifying the fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell to: Pacific Funds, PO Box 9768, Providence, RI 02940-9768. Signatures of all shareholders are required and must match the account registration. Redemptions in excess of specific dollar amounts may require a medallion signature guarantee (see Medallion signature guarantees).

                    -----------------------------------------------------------
By telephone        You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account
                    Application.

                    -----------------------------------------------------------
Corporate           Corporate investors and other associations must have an
investors           appropriate certification on file authorizing redemptions.
                    Contact Pacific Funds customer service at 1-800-722-2333 to get information on a suggested form of such certification.

Receiving
proceeds from
sales

                    -----------------------------------------------------------
By mail Proceeds can be mailed to your address of record with Pacific Funds. Proceeds can also be mailed to a third party recipient provided a letter of instruction, signed by all authorized shareholders, and a medallion signature guarantee is received at the time of the request. (See Medallion signature guarantees if your address has changed within the past 30 days or if there is a third party recipient.)

                    -----------------------------------------------------------
By wire Proceeds can be wired to your pre-designated bank account (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check.
                    Shareholders may be charged a wire fee.

                    Pacific Funds will not wire proceeds or account assets to a non-U.S. bank or financial institution. Pacific Funds will not assume responsibility for additional charges that the receiving institution may impose on incoming wires.

                    -----------------------------------------------------------
Systematic          You may make automatic monthly, quarterly, semi-annual or
withdrawal plan     annual withdrawals from your account if:

                    . Your account has a current value of at least $5,000 and

                    . You withdraw a fixed dollar amount (minimum $50), a
                      fixed number of shares (five shares or more) or a fixed percentage of the value of your account.

                    Systematic withdrawals will continue until you cancel them or the value of the designated fund falls below $500.

                    -----------------------------------------------------------
Electronic funds    You can initiate a redemption for as little as $50 or as
transfer            much as $50,000 between your Pacific Funds account and
                    your bank account. You must check the appropriate box on the Account Application and attach a voided check. Sales charges apply.

                    -----------------------------------------------------------
Checkwriting        Checkwriting privileges are available for the PF Pacific
privileges          Life Money Market Fund--Class A shares of non-retirement
                    accounts only. Checks must be written for at least $250 and you must maintain an account minimum of $500.

                    Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for more information.

Additional
information

                    -----------------------------------------------------------
Telephone           Procedures are in place to ensure that telephone
instructions        instructions are genuine, including recording all
                    telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of a telephone transaction. Pacific Funds and its transfer agent will not be responsible for the authenticity of phone instructions or any losses resulting from unauthorized shareholder transactions if they reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record with Pacific Funds. (See Medallion signature guarantees if your address has been changed within the past 30 days.)

                    -----------------------------------------------------------
Execution of        Purchase and sale requests are executed at the next net
your request        asset value (NAV) determined after the order is received
                    in proper form by the transfer agent either by mail or wire. If you purchase by wire, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. When purchasing by wire, you must submit an Account Application form. If an order or payment by wire is received after 4:00 p.m.
                    Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each new unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Pacific Funds will not be issued. (See Sales charges and fees by share class for information on applicable sales charges and fees.)

                    -----------------------------------------------------------
Medallion           To protect shareholders, Pacific Funds and the transfer
signature           agent from fraud, medallion signature guarantees are
guarantees          required to enable Pacific Funds to verify the identity of the person who has authorized a sale of shares from an account.

                    A medallion signature guarantee is required for the following:
                    . Any redemption request for $50,000 or more.
                    . If your address of record has changed within the past 30 days.
                    . You are requesting payment other than by a check mailed
                      to the address of record and/or payable to the registered owner(s).
                    . Share transfer requests.
                    . Under other circumstances that the transfer agent
                      determines are appropriate to protect Pacific Funds from fraud.

                    You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in one of three medallion programs recognized by the Securities Transfer
                    Association: Securities Transfer Agents Medallion Program (STAMP); Stock Exchanges Medallion Program (SEMP); and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Other signature guarantees will not be accepted.

INFORMATION FOR INVESTORS


                    -----------------------------------------------------------
Sale of shares -    . Under normal conditions, Pacific Funds will pay
 payments redemption proceeds within three business days. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the Securities and Exchange Commission.
                    . When you sell shares for which we have not received the
                      purchase money, Pacific Funds will execute your request at the next determined NAV per share, but will not release the proceeds until your purchase payment clears. This may take up to 15 days from the purchase date. To reduce such delay, you should make purchases by bank wire or federal funds.
                    . Pacific Funds normally will pay cash for all shares you
                      sell. When making payment in cash becomes harmful to other shareholders or a fund, Pacific Funds may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will likely incur brokerage costs in converting such securities to cash, and will bear market risk while holding such securities.

                    -----------------------------------------------------------
Exchanging          You may exchange shares of one fund for shares of the same
shares              class of any other fund as long as both funds maintain
                    minimum balance requirements and have identical registered owners. The target fund cannot be the same as the source fund, either individually or as part of a Portfolio
                    Optimization model. Exchanges of shares are considered sales and may result in a gain or loss for federal and state income tax purposes.

                    There are currently no additional sales charges or fees for exchanges except for Class A and Class C shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge upon exchange into another fund within the same share class.

                    Shares subject to a CDSC will continue to age from the date that you bought the original shares.

                    You can make exchanges by calling Pacific Funds customer service at 1-800-722-2333. If you do not want this option, check the appropriate box on your Account Application. (See Market timing and exchange limitations for limits on the number of exchanges you can make each year).

                    -----------------------------------------------------------
Dollar cost         Dollar cost averaging may be used to buy shares in a
averaging           series of regular purchases instead of in a single
                    purchase. This allows you to average the share NAV over time, and may permit a "smoothing" of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts, either on a monthly, quarterly, semi-annual or annual basis, from any fund with a value of at least $1,000 to one or more other funds. Each fund must maintain the fund minimum and each transfer must be for at least $50.

                    -----------------------------------------------------------
Market timing       Pacific Funds is not intended to serve as a vehicle for
and exchange        frequent trading in response to short-term fluctuations in
limitations         the market because such trading can disrupt management of
                    the funds, generate expenses and adversely affect performance. Accordingly, in order to protect the fund, we impose the following limits on exchanges on all funds except the PF Pacific Life Money Market Fund and the PF
                    PIMCO Managed Bond Fund:

                    . Exchanges are limited to 12 exchanges out of each fund
                      per calendar year.

                    Organizations and individuals that use market-timing investment strategies and make frequent transfers should not invest in Pacific Funds. Pacific Funds reserves the right to restrict or reject, in the sole discretion of Pacific Life and without prior notice, exchange instructions or preauthorized exchange forms from a market-timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders. This could happen, for example, if large sale orders for multiple accounts would have a negative impact on remaining shareholders.

                    -----------------------------------------------------------
Restrictions        Pacific Funds reserves the right to:

                    . Impose a transactional fee for exchanges in the future
                      which would be charged against the amount you are exchanging.
                    . Limit the size, number and frequency of exchanges.
                    . Restrict, suspend, or reject any exchange request that
                      could be harmful to a fund or to other shareholders.
                    . Cancel the exchange privilege.

                    -----------------------------------------------------------
Dividends and       Pacific Funds intends to distribute substantially all of
distributions       its net income and capital gains to shareholders at least
                    once a year, although distributions could occur more frequently. Dividends are distributed according to the following schedule:

                    PF Pacific Life Money Market Fund:

                    . Dividends declared daily and paid monthly (dividends are not paid until the day after issue)

                    PF PIMCO Managed Bond Fund:

                    . Dividends declared and paid monthly

                    All other funds:

                    . Dividends declared and paid annually

                    -----------------------------------------------------------
Automatic           You can automatically reinvest dividends and capital gains
dividend            distributions in additional shares of the fund. No sales
reinvestment        charge or CDSC will apply to the purchased shares.

                    -----------------------------------------------------------
Automatic           You may automatically reinvest dividends and capital gains
dividend            distributions from one fund to the same class of shares of
diversification     another fund, if you meet that fund's minimum balance
                    requirement. No sales charge or CDSC will apply to the purchased shares.

                    Contact your registered representative or Pacific Funds customer service at 1-800-722-2333 for the appropriate forms to establish these features.

                    -----------------------------------------------------------
How share prices    Each fund is divided into shares. The price of a fund's
are calculated      shares is called its net asset value (NAV) per share. The
                    NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a fund's assets is based on the total market value of all of the securities it holds.

                    When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. Exchange orders within Pacific Funds are effected at NAV, except for money initially invested in the PF Pacific Life Money Market Fund, Class A or Class C shares. Generally, for any transaction, we'll use the next NAV calculated after we receive a request to buy, sell or exchange shares.

An example of       Each fund's NAV per share is calculated once a day, every
how we calculate    day that the New York Stock Exchange (NYSE) is open. For
NAV per share       purposes of calculating the NAV, the funds use pricing
                    data received shortly after the NYSE close usually at or about 4 p.m. Eastern time. If the NYSE closes early, each fund will consider a security's closing price to be its price at 4 p.m. Eastern time.

     $80 million fund's assets
-     $3 million fund's liabilities
----------------
     $77 million
/      7 million outstanding shares
----------------
=            $11 net asset value
----------------
                 per share

                    In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the

INFORMATION FOR INVESTORS

                    NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Information that becomes known to Pacific Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

                    In unusual circumstances, Pacific Funds may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

                    A delay in calculating NAV may happen in any of the following situations:

                    . The NYSE closes on a day other than a regular holiday or weekend.
                    . Trading on the NYSE is restricted.
                    . An emergency exists, resulting in an inability to sell
                      or value securities.
                    . The SEC permits a delay for the protection of
                      shareholders.

                    Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in a fund's NAV. It's not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Funds customer service or see the SAI.

                    -----------------------------------------------------------
Distribution and    To pay for the cost of promoting Pacific Funds and
shareholder         servicing your shareholder account, each class of Pacific
service fees        Funds has adopted a Distribution and Servicing (Rule 12b-
                    1) Plan, under which fees are paid out of the assets of each class. These fees are noted in the next section.

                    -----------------------------------------------------------
Sales charges       Pacific Funds offers investors Class A, Class B, and Class
and fees by         C shares of each fund. Each class is subject to different
share class         types and levels of sales charges, and bears different
                    levels of expenses. The class of shares that is best suited for you depends upon factors such as the amount and intended length of your investment.

                    The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

                    Class A shares have:

                    . A front-end sales charge, as described on the next page. . Sales charges reduced for purchases of $50,000 or more as described in Class A shares (below).
                    . Annual 12b-1 fees of 0.50%.

                    Class B shares have:

                    . No front-end sales charge; all your money goes to work
                      for you right away.
                    . Annual 12b-1 fees of 1%.
                    . A contingent deferred sales charge (CDSC) on shares
                      redeemed within a certain period of time as described in Class B shares (below).
                    . Automatic conversion to Class A shares after eight
                      years, thus reducing future annual expenses.

                    Class C shares have:

                    . Front-end sales charge of 1%.
                    . Annual 12b-1 fees of 1%.
                    . A 1% CDSC on shares redeemed within one year of
                      purchase.
                    . No conversion to Class A shares, so annual expenses
                      continue at the Class C level throughout the life of your investment.

                    When choosing among classes, you should carefully consider the ongoing annual expenses along with the front-end sales charge or CDSC. Over time, distribution fees paid out of a fund's assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges. The relative impact of the front-end sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value (NAV) than Class A shares. Requests to buy Class B shares that exceed $500,000 will be accepted and processed as requests to buy Class A shares or declined. Requests to buy Class C shares that exceed
                    $1 million will be accepted and processed as requests to buy Class A shares or declined. You should consult with your registered representative to determine which class of shares is right for you.

                    -----------------------------------------------------------
Class A shares      Each purchase of Class A shares of Pacific Funds is
                    subject to the following front-end sales charge:

                                                                     As a % of
                                             As a % of the           the NAV
                    Your Investment          offering price          per share
                    -----------------------------------------------------------
                    Less than $50,000        5.50%                   5.82%
                    $50,000-$99,999          4.75%                   4.99%
                    $100,000-$249,999        3.75%                   3.90%
                    $250,000-$499,999        3.00%                   3.09%
                    $500,000-$999,999        2.10%                   2.15%
                    $1,000,000 and over      0.00%                   0.00%
                    -----------------------------------------------------------

                    Class A shares of the PF Pacific Life Money Market Fund are sold at their NAV per share without an initial sales charge. The front-end sales charge will apply when shares of the PF Pacific Life Money Market Fund are exchanged into Class A shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions.

                    Investment of $1 Million or More. You will not pay a front-end sales charge if you buy Class A shares in an amount of $1 million or more. However, if you sell these shares within one year of purchase, you will pay a CDSC of 1% on the shares sold. The CDSC is calculated as described in Class B shares (below).

INFORMATION FOR INVESTORS


                    -----------------------------------------------------------
Class B shares      Class B shares are offered at their NAV per share without
                    any front-end sales charge. Each purchase of Class B shares has its own CDSC period and you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the purchase price or redemption price. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made as of the first day of that month. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. To keep your CDSC as low as possible, we will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. The CDSCs are as follows:

                    -----------------------------------------------------------
                    Class B                         CDSC on shares
                    Year after purchase             being sold
                    -----------------------------------------------------------
                    1st year                        5.00%
                    2nd year                        4.00%
                    3rd year                        4.00%
                    4th year                        3.00%
                    5th year                        2.00%
                    6th year                        2.00%
                    7th year                        1.00%
                    8th year and after              0.00%
                    -----------------------------------------------------------

                    -----------------------------------------------------------
Class C shares      Each purchase of Class C shares of Pacific Funds is
                    subject to a 1% front-end sales charge, except for shares of the PF Pacific Life Money Market Fund, which are sold at the NAV per share without an initial sales charge. The front-end sales charge will apply when shares of the PF
                    Pacific Life Money Market Fund are exchanged into Class C shares of another fund. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. The amount of the CDSC is based on the lesser of the purchase price or redemption price.
                    Refer to Class B shares for an explanation of how the CDSC is calculated.

                    -----------------------------------------------------------

Ways you can        There are several ways to reduce the initial sales charge
avoid or            of Class A shares by combining multiple purchases that
minimize sales      take advantage of the breakpoints in the sales charge
charges             schedule. These include:

                    . Letter of Intent - Lets you purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases of all account types (e.g., IRA, non-retirement, 529 plan, etc.) and purchases by your immediate family members. Immediate family includes parents, spouse, siblings, children, dependents and in-laws. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments over the 13-month period are insufficient to qualify for the sales charge reduction. If you are invested in a Portfolio Optimization model, the amount held in the escrow account will not rebalance until the Letter of Intent has been fulfilled. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount.
                    . Rights of Accumulation - Lets you total the value of all accounts you or members of your immediate family already own to the amount of your next purchase in order to calculate the sales charge.
                    . Combination Privilege - Lets you combine all accounts
                      purchased in a single transaction by you and your immediate family for a reduced sales charge.

                    In order for sales charge reductions to be effective, you must notify the transfer agent of the reduction request when you initially set up the account. Contact your registered representative or Pacific Funds customer service for more information.

                    -----------------------------------------------------------
Front-end sales     Class A shares may be purchased without a front-end sales
charge and CDSC     charge by certain individuals and institutions including:
waivers
                    . Officers, directors, trustees, and employees of Pacific
                      Funds, Pacific Life and their affiliates.
                    . Registered representatives and employees of
                      broker/dealers with a current distribution or selling agreement with Pacific Funds and their affiliates.
                    . Investment professionals utilizing Pacific Funds in fee-
                      based investment products under a signed agreement with Pacific Funds.
                    . Employees of certain designated asset management firms,
                      other service providers and their affiliates.
                    . Immediate family members of all such persons.
                    . Individuals purchasing shares with the proceeds from
                      shares redeemed from an unaffiliated fund within the last 60 days on which an initial or contingent deferred sales charge was paid.
                    . Certain qualified plans.

                    For additional information, contact your registered representative or Pacific Funds customer service.

                    If you notify the transfer agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

                    . Redemptions following the death or permanent disability
                      (as defined by Section 72(m)(7) of the Internal Revenue
                      Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
                    . Redemptions made through a Systematic Withdrawal Plan,
                      limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.
                    . Mandatory distributions from a tax-deferred retirement
                      plan or an individual retirement account (IRA). Waiver of CDSC for required distributions will be as a percentage of assets held in Pacific Funds.

                    If you think you may be eligible for a CDSC waiver, contact your registered representative or Pacific Funds customer service.

                    -----------------------------------------------------------
Reinstatement       If you sell shares of a fund and withdraw your money from
privilege           the Pacific Funds, you may reinvest some or all of the
                    proceeds in the same share class of any Pacific Funds
                    within 60 days without a sales charge. For purposes of the
                    CDSC, reinstated Class B and Class C shares will continue
                    to age from the date that you bought your original shares.
                    If you paid a CDSC when you sold your shares, you will be
                    credited with the amount of the CDSC. This privilege can
                    be used only once per calendar year. All accounts must
                    have identical registered owners. If you want to use the
                    Reinstatement Privilege, you must send a written request
                    to the transfer agent when you request to buy shares. The
                    Reinstatement Privilege does not apply with respect to
                    redemption of Class A or Class C shares where no initial
                    sales charge was paid. Contact your registered
                    representative or Pacific Funds customer service at
                    1-800-722-2333 for additional information.
                    -----------------------------------------------------------
Tax consequences    The following information is meant as a general summary
for shareholders    for U.S. taxpayers. Please see the SAI for additional
                    information regarding the tax aspects of investing in the Pacific Funds.

                    Each fund will distribute all or substantially all income and gains to its shareholders every year. A shareholder subject to U.S. federal income tax will be taxed on fund distributions whether they are paid in cash or reinvested in additional shares of the funds. These distributions are taxed as either ordinary income or capital gains. Federal taxes on capital gains distributions are determined by how long the fund owned the investments that generated the gains, not how long a shareholder

INFORMATION FOR INVESTORS

                    has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower portfolio turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

                    The following are guidelines for how certain distributions are generally taxed:

                    Ordinary income rate:
                    . Fund dividends (distributions of investment income)
                    . Short-term capital gains (on investments owned by a fund for less than 12 months)

                    Long-term capital gains rate:
                    . Long-term capital gains (on investments owned by a fund
                      for more than 12 months)

                    Shareholders are taxed on distributions that were paid from income or gains earned prior to the shareholder's investment and thus are included in the share price paid. For example, a shareholder who buys shares on or just before the record date of a fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

                    If a fund declares a distribution in October, November or December but pays it in January, you may be taxed on the amount of such distribution as if you had received it in the previous year.

                    Any gain resulting from the sale of fund shares will generally be subject to federal income tax. When you exchange shares of one fund for shares of another fund, the transaction will be treated as a sale of the fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

                    This discussion relates only to federal income tax. The consequences under other tax laws may differ. You should consult your tax advisor regarding the possible application of foreign, state and local income tax laws to fund dividends and capital distributions.

MANAGING THE PACIFIC FUNDS

                    -----------------------------------------------------------
How the fund is     Pacific Funds is organized as a Delaware business trust.
organized           Its business and affairs are managed by its board of
                    trustees.

                    Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. You'll find more information about taxation in the SAI. The Pacific Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund is discontinued, any investment allocation to that fund will be allocated to another fund the trustees believe is suitable, as long as any required regulatory approvals are met.

                    -----------------------------------------------------------
Mailings to         To help reduce fund expenses and environmental waste,
shareholders        Pacific Funds combines mailings for multiple accounts
                    going to a single household by delivering fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope.

                    -----------------------------------------------------------
About the managers  This section provides information about the firms that manage the Pacific Funds.

                    -----------------------------------------------------------
                    Founded in 1868, Pacific Life provides life and health
[LOGO OF PACIFIC    insurance products, individual annuities, mutual funds,
LIFE APPEARS        and group employee benefits, and offers to individuals,
HERE]               businesses, and pension plans a variety of investment
                    products and services. Over the past five years, the
Pacific Life        company has grown from the 20th to the 15th largest life
Insurance           insurance company in the nation, based on assets as of
Company             December 31, 2001. The Pacific Life family of companies
700 Newport         manages more than $357 billion in assets, making it one of
Center Drive        the largest financial institutions in America, and
Newport Beach,      currently counts 81 of the 100 largest U.S. companies as
California 92660    clients. Additional information about Pacific Life can be
                    obtained at its Web site, www.PacificLife.com.

                    In its role as investment adviser, Pacific Life supervises the management of Pacific Funds. Pacific Life manages one fund directly: the PF Pacific Life Money Market Fund. To manage the other funds, it has retained other managers, many of which have a worldwide market presence and extensive research capabilities. Some of the funds are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these managers.

                    Pacific Life, subject to the review of the Pacific Funds' board of trustees, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

MANAGING THE PACIFIC FUNDS

                    -----------------------------------------------------------
[LOGO OF A I M      A I M Capital Management, Inc. (AIM) was founded in 1986
CAPITAL APPEARS     and together with its affiliates manages over 150
HERE]               investment portfolios with approximately $158 billion as
                    of December 31, 2001. AIM is a wholly-owned subsidiary of
A I M Capital       AMVESCAP PLC, an international investment management
Management, Inc.    company that manages more than $398 billion in assets
11 Greenway Plaza   worldwide as of December 31, 2001. AMVESCAP PLC is based
Houston, Texas      in London, with money managers located in Europe, North
77046               and South America, and the Far East.

                    AIM manages the PF AIM Blue Chip Fund and the PF AIM Aggressive Growth Fund.

                    -----------------------------------------------------------
[LOGO OF INVESCO    INVESCO Funds Group, Inc. (INVESCO) was founded in 1932
FUNDS APPEARS       and as of December 31, 2001, manages over $29 billion for
HERE]               more than 46 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management
INVESCO Funds       company that manages more than $398 billion in assets
Group, Inc.         worldwide as of December 31, 2001, AMVESCAP PLC is based
4350 South          in London, with money managers located in Europe, North
Monaco Street       and South America, and the Far East.
Denver, Colorado
80237               INVESCO manages the PF INVESCO Health Sciences Fund and
                    the PF INVESCO Technology Fund.

                    -----------------------------------------------------------
[LOGO OF JANUS      Founded in 1969, Janus Capital Management LLC (formerly
APPEARS HERE]       Janus Capital Corporation) (Janus) manages accounts for
                    corporations, individuals, retirement plans and non-profit
Janus Capital       organizations, and serves as the adviser or subadviser to
Management LLC      the Janus Funds and other mutual funds. Janus had
100 Fillmore        approximately $182 billion in assets under management as
Street              of December 31, 2001.
Denver, Colorado
80206               The Janus investment team focuses on individual companies, using an investment process supported by the company's 23 managers and 41 securities analysts.

                    Janus manages the PF Janus Strategic Value Fund and the PF Janus Growth LT Fund.

                    -----------------------------------------------------------
[LOGO OF LAZARD     Lazard Asset Management (Lazard), is a division of Lazard
APPEARS HERE]       Freres & Co. LLC (Lazard Freres), a New York limited
                    liability company. Lazard Freres provides both individual
Lazard Asset        and institutional clients with a wide variety of
Management, a       investment banking, brokerage and related services. Lazard
division of         and its affiliates provide investment management services
Lazard Freres &     to client discretionary accounts with assets totaling
Co. LLC             approximately $66 billion as of December 31, 2001.
30 Rockefeller
Plaza               Teamwork is the foundation of Lazard. Lazard's team of
New York,           more than 130 portfolio managers and analysts drive its
New York 10112      bottom-up approach to understanding individual companies
                    within the global marketplace.

                    Lazard manages the PF Lazard International Value Fund.

                    -----------------------------------------------------------
[LOGO OF MFS        Massachusetts Financial Services Company, doing business
APPEARS HERE]       as MFS Investment Management (MFS), and its predecessor
                    organizations have a history of money management dating
MFS Investment      from 1924 and the founding of the first mutual fund. Net
Management          assets under the management of the MFS organization were
500 Boylston Street approximately $137 billion as of December 31, 2001.
Boston,
Massachusetts       MFS manages the PF MFS Mid-Cap Growth Fund and the PF MFS
02116               Global Growth Fund.

                    -----------------------------------------------------------
[LOGO OF PIMCO      Founded in 1971, Pacific Investment Management Company LLC
APPEARS HERE]       (PIMCO) has nearly 300 clients, including some of the
                    largest employee benefit plans, endowments and foundations
Pacific             in America. PIMCO had over $241 billion in assets under
Investment          management as of December 31, 2001.
Management
Company LLC         PIMCO specializes in the management of fixed income
840 Newport         portfolios. It has a long-term investment philosophy, and
Center Drive,       uses a variety of techniques, including software programs
Suite 300           it has developed, to help increase portfolio performance
Newport Beach,      while controlling volatility.
California 92660
                    PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz AG is the indirect majority owner of ADAM LP. Allianz is a European-based, multi-national insurance and financial services holding company. Pacific Life holds an indirect minority interest in ADAM LP.

                    PIMCO manages the PF PIMCO Managed Bond Fund.

                    -----------------------------------------------------------
[LOGO OF PUTNAM     Putnam Investment Management, LLC (Putnam) is one of the
APPEARS HERE]       oldest and largest money management firms in the U.S.
                    Putnam is an indirect subsidiary of Marsh & McLennan
Putnam Investment   Companies, Inc., a publicly-owned holding company whose
Management, LLC     principal businesses are international insurance and
One Post Office     reinsurance brokerage, employee benefit consulting and
Square              investment management. As of December 31, 2001, Putnam and
Boston,             its affiliates managed $315 billion in assets.
Massachusetts
02109               Putnam manages the PF Putnam Equity Income and the PF
                    Putnam Research Funds.

                    -----------------------------------------------------------
[LOGO OF SALOMON    Formed in 1989, Salomon Brothers Asset Management Inc
BROTHERS APPEARS    (SaBAM) has affiliates in London, Frankfurt, Tokyo and
HERE]               Hong Kong. Together, they provide a broad range of equity
                    and fixed income investment management services to clients
Salomon Brothers    around the world. SaBAM also provides investment advisory
Asset Management    services to other investment companies. As of December 31,
Inc                 2001, SaBAM and its affiliates had over $31 billion in
388 Greenwich       assets under management.
Street
New York, New York  As a subsidiary of Citigroup Inc., SaBAM is able to
10013               leverage the resources of one of the world's largest and
                    most innovative financial services companies.

                    SaBAM manages the PF Salomon Brothers Large-Cap Value
                    Fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is designed to help you understand how the funds have performed since inception. Certain information reflects financial results for a single fund share. Total investment return indicates how much an investment in the fund would have earned, assuming all dividends and distributions had been reinvested.

The information in the financial highlights table for the fiscal year ending March 31, 2002 is included and can be read in conjunction with Pacific Funds' financial statements, which are in the fund's annual report dated as of March 31, 2002. These financial statements have been audited by Ernst & Young LLP. Please turn to the back cover to find out how you can obtain a copy of the annual report.

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period ended March 31, 2002 was as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                          Investment Activities                             Distributions
                                  -------------------------------------   ------------------------------------------------
                      Net Asset               Net Realized                Dividends                                        Net Asset
                        Value,       Net     and Unrealized  Total from    from Net   Distributions   Return                 Value,
                      Beginning   Investment   Gain (Loss)   Investment   Investment   from Capital     of       Total       End of
                      of Period     Loss      on Securities  Operations     Income       Gains        Capital Distributions  Period
------------------------------------------------------------------------------------------------------------------------------------
PF AIM Blue Chip (4)
----------------
Class A: 2002 (5)       $10.00     $(0.05)       $1.06        $1.01        $(0.03)       $(0.02)     $   -      $(0.05)      $10.96
Class B: 2002 (5)        10.00      (0.08)        1.06         0.98         (0.02)        (0.02)         -       (0.04)       10.94
Class C: 2002 (5)        10.00      (0.08)        1.06         0.98         (0.03)        (0.02)         -       (0.05)       10.93
-----------------------------------------------------------------------------------------------------------------------------------
PF AIM Aggressive Growth (4)
------------------------
Class A: 2002 (5)       $10.00     $(0.09)       $1.81        $1.72        $(0.02)       $(0.07)     $   -      $(0.09)      $11.63
Class B: 2002 (5)        10.00      (0.12)        1.80         1.68            -          (0.07)         -       (0.07)       11.61
Class C: 2002 (5)        10.00      (0.12)        1.81         1.69         (0.01)        (0.07)         -       (0.08)       11.61
-----------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Health Sciences (4)
--------------------------
Class A: 2002 (5)       $10.00     $(0.07)      $(0.02)      $(0.09)       $   -         $   -       $(0.02)    $(0.02)       $9.89
Class B: 2002 (5)        10.00      (0.10)       (0.02)       (0.12)           -             -        (0.02)     (0.02)        9.86
Class C: 2002 (5)        10.00      (0.10)       (0.02)       (0.12)           -             -        (0.02)     (0.02)        9.86
-----------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Technology (4)
---------------------
Class A: 2002 (5)       $10.00     $(0.12)       $2.59        $2.47        $   -         $   -       $   -      $   -        $12.47
Class B: 2002 (5)        10.00      (0.15)        2.59         2.44            -             -           -          -         12.44
Class C: 2002 (5)        10.00      (0.15)        2.59         2.44            -             -           -          -         12.44
-----------------------------------------------------------------------------------------------------------------------------------
PF Janus Strategic Value (4)
------------------------
Class A: 2002 (5)       $10.00     $(0.05)       $1.54        $1.49        $(0.04)       $   -       $   -      $(0.04)      $11.45
Class B: 2002 (5)        10.00      (0.07)        1.54         1.47         (0.04)           -           -       (0.04)       11.43
Class C: 2002 (5)        10.00      (0.07)        1.53         1.46         (0.03)           -           -       (0.03)       11.43
-----------------------------------------------------------------------------------------------------------------------------------
PF Janus Growth LT (4)
------------------
Class A: 2002 (5)       $10.00     $(0.04)       $0.39        $0.35        $(0.03)       $   -       $   -      $(0.03)      $10.32
Class B: 2002 (5)        10.00      (0.07)        0.40         0.33         (0.03)           -           -       (0.03)       10.30
Class C: 2002 (5)        10.00      (0.07)        0.40         0.33         (0.02)           -           -       (0.02)       10.31
-----------------------------------------------------------------------------------------------------------------------------------
PF Lazard International Value (4)
-----------------------------
Class A: 2002 (5)       $10.00     $(0.02)       $1.14        $1.12        $(0.03)       $   -       $   -      $(0.03)      $11.09
Class B: 2002 (5)        10.00      (0.05)        1.14         1.09         (0.01)           -           -       (0.01)       11.08
Class C: 2002 (5)        10.00      (0.05)        1.14         1.09         (0.02)           -           -       (0.02)       11.07
-----------------------------------------------------------------------------------------------------------------------------------
PF MFS Mid-Cap Growth (4)
---------------------
Class A: 2002 (5)       $10.00     $(0.08)       $1.45        $1.37        $(0.02)       $(0.17)     $   -      $(0.19)      $11.18
Class B: 2002 (5)        10.00      (0.11)        1.45         1.34            -          (0.17)         -       (0.17)       11.17
Class C: 2002 (5)        10.00      (0.11)        1.46         1.35         (0.02)        (0.17)         -       (0.19)       11.16
------------------------------------------------------------------------------------------------------------------------------------








                                                                 Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------------------------------
                                                                                    Ratio of Net         Ratio of Net
                                     Net          Ratio              Ratio           Investment           Investment
                                   Assets,        of Net            of Gross         Loss After           Loss Before
                                   End of       Expenses to        Expenses to    Expense Reductions  Expense Reductions   Portfolio
                         Total    Period (in    Average Net        Average Net      to Average Net      to Average Net      Turnover
                       Return(1)  thousands)   Assets (2), (3)   Assets (2), (3)    Assets (2), (3)     Assets (2), (3)       Rate
------------------------------------------------------------------------------------------------------------------------------------
PF AIM Blue Chip (4)
----------------
Class A: 2002 (5)        10.09%    $10,867         1.90%             5.99%             (0.92%)             (5.01%)           12.63%
Class B: 2002 (5)         9.79%         43         2.40%             6.49%             (1.42%)             (5.51%)           12.63%
Class C: 2002 (5)         9.74%        154         2.40%             6.49%             (1.42%)             (5.51%)           12.63%
------------------------------------------------------------------------------------------------------------------------------------
PF AIM Aggressive Growth (4)
------------------------
Class A: 2002 (5)        17.21%     $7,654         1.95%             6.84%             (1.67%)             (6.56%)           44.75%
Class B: 2002 (5)        16.84%         12         2.45%             7.34%             (2.17%)             (7.06%)           44.75%
Class C: 2002 (5)        16.91%         25         2.45%             7.34%             (2.17%)             (7.06%)           44.75%
------------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Health Sciences (4)
--------------------------
Class A: 2002 (5)        (0.92%)    $7,854         2.05%             4.82%             (1.43%)             (4.20%)           22.74%
Class B: 2002 (5)        (1.22%)        37         2.55%             5.32%             (1.93%)             (4.70%)           22.74%
Class C: 2002 (5)        (1.22%)        37         2.55%             5.32%             (1.93%)             (4.70%)           22.74%
------------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Technology (4)
---------------------
Class A: 2002 (5)        24.70%     $7,801         2.05%             4.81%             (1.82%)             (4.58%)           32.50%
Class B: 2002 (5)        24.40%         47         2.55%             5.31%             (2.32%)             (5.08%)           32.50%
Class C: 2002 (5)        24.40%         13         2.55%             5.31%             (2.32%)             (5.08%)           32.50%
------------------------------------------------------------------------------------------------------------------------------------
PF Janus Strategic Value (4)
------------------------
Class A: 2002 (5)        14.94%     $9,002         1.90%             6.26%             (0.84%)             (5.20%)           18.71%
Class B: 2002 (5)        14.71%        105         2.40%             6.76%             (1.34%)             (5.70%)           18.71%
Class C: 2002 (5)        14.67%         21         2.40%             6.76%             (1.34%)             (5.70%)           18.71%
------------------------------------------------------------------------------------------------------------------------------------
PF Janus Growth LT (4)
------------------
Class A: 2002 (5)         3.50%     $9,819         1.70%             6.29%             (0.78%)             (5.37%)           64.33%
Class B: 2002 (5)         3.27%         57         2.20%             6.79%             (1.28%)             (5.87%)           64.33%
Class C: 2002 (5)         3.33%         84         2.20%             6.79%             (1.28%)             (5.87%)           64.33%
------------------------------------------------------------------------------------------------------------------------------------
PF Lazard International Value (4)
-----------------------------
Class A: 2002 (5)        11.21%     $7,817         1.80%             7.07%             (0.35%)             (5.62%)            7.11%
Class B: 2002 (5)        10.95%         26         2.30%             7.57%             (0.85%)             (6.12%)            7.11%
Class C: 2002 (5)        10.91%        143         2.30%             7.57%             (0.85%)             (6.12%)            7.11%
------------------------------------------------------------------------------------------------------------------------------------
PF MFS Mid-Cap Growth (4)
---------------------
Class A: 2002 (5)        13.79%    $11,383         1.85%             5.33%             (1.44%)             (4.92%)           70.54%
Class B: 2002 (5)        13.52%         82         2.35%             5.83%             (1.94%)             (5.42%)           70.54%
Class C: 2002 (5)        13.53%        116         2.35%             5.83%             (1.94%)             (5.42%)           70.54%
------------------------------------------------------------------------------------------------------------------------------------

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period ended March 31, 2002 was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                        Investment Activities                              Distributions
                                --------------------------------------   -------------------------------------------------
                     Net Asset      Net      Net Realized                Dividends                                        Net Asset
                       Value,   Investment  and Unrealized  Total from    from Net  Distributions   Return                  Value,
                     Beginning    Income     Gain (Loss)    Investment   Investment  from Capital     of         Total      End of
                     of Period    (Loss)    on Securities   Operations     Income        Gains      Capital  Distributions  Period
-----------------------------------------------------------------------------------------------------------------------------------
PF MFS Global Growth (4)
--------------------
Class A: 2002 (5)    $10.00     $(0.05)         $1.10        $1.05       $(0.01)    $(0.01)         $ -        $(0.02)     $11.03
Class B: 2002 (5)     10.00      (0.08)          1.10         1.02           -       (0.01)           -         (0.01)      11.01
Class C: 2002 (5)     10.00      (0.08)          1.10         1.02           -       (0.01)           -         (0.01)      11.01
-----------------------------------------------------------------------------------------------------------------------------------
PF PIMCO Managed Bond (4)
---------------------
Class A: 2002        $10.00      $0.06         $(0.09)      $(0.03)      $(0.07)    $(0.05)         $ -        $(0.12)      $9.85
Class B: 2002         10.00       0.04          (0.10)       (0.06)       (0.05)     (0.05)           -         (0.10)       9.84
Class C: 2002         10.00       0.04          (0.10)       (0.06)       (0.05)     (0.05)           -         (0.10)       9.84
-----------------------------------------------------------------------------------------------------------------------------------
PF Pacific Life Money Market (4)
----------------------------
Class A: 2002         $1.00      $  -  (7)     $   -        $   -        $   -  (7) $   -           $ -        $   -        $1.00
Class B: 2002          1.00         -  (7)         -            -            -  (7)     -             -            -         1.00
Class C: 2002          1.00         -  (7)         -            -            -  (7)     -             -            -         1.00
-----------------------------------------------------------------------------------------------------------------------------------
PF Putnam Equity Income (6)
-----------------------
Class A: 2002 (5)    $10.00      $0.01          $0.44        $0.45       $   -      $   -           $ -        $   -       $10.45
Class B: 2002 (5)     10.00      (0.01)          0.44         0.43           -          -             -            -        10.43
Class C: 2002 (5)     10.00      (0.01)          0.44         0.43           -          -             -            -        10.43
-----------------------------------------------------------------------------------------------------------------------------------
PF Putnam Research (6)
------------------
Class A: 2002        $10.00     $(0.01)        $(0.02)      $(0.03)      $   -      $   -           $ -        $   -        $9.97
Class B: 2002         10.00      (0.03)         (0.02)       (0.05)          -          -             -            -         9.95
Class C: 2002         10.00      (0.03)         (0.02)       (0.05)          -          -             -            -         9.95
-----------------------------------------------------------------------------------------------------------------------------------
PF Salomon Brothers Large-Cap Value (4)
-----------------------------------
Class A: 2002 (5)    $10.00     $(0.01)         $0.96        $0.95       $(0.02)    $(0.01)         $ -        $(0.03)     $10.92
Class B: 2002 (5)     10.00      (0.03)          0.97         0.94        (0.02)     (0.01)           -         (0.03)      10.91
Class C: 2002 (5)     10.00      (0.03)          0.96         0.93        (0.02)     (0.01)           -         (0.03)      10.90
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------------------------------
                                                                                    Ratio of Net         Ratio of Net
                                     Net          Ratio              Ratio        Investment Income   Investment Income
                                   Assets,        of Net            of Gross       (Loss) After         (Loss) Before
                                   End of       Expenses to        Expenses to    Expense Reductions  Expense Reductions   Portfolio
                         Total    Period (in    Average Net        Average Net      to Average Net      to Average Net      Turnover
                       Return(1)  thousands)   Assets (2), (3)   Assets (2), (3)    Assets (2), (3)     Assets (2), (3)       Rate
------------------------------------------------------------------------------------------------------------------------------------
PF MFS Global Growth (4)
--------------------
Class A: 2002 (5)        10.54%    $6,808          2.05%             9.38%            (0.92%)             (8.25%)             77.66%
Class B: 2002 (5)        10.24%        22          2.55%             9.88%            (1.42%)             (8.75%)             77.66%
Class C: 2002 (5)        10.24%        11          2.55%             9.88%            (1.42%)             (8.75%)             77.66%
------------------------------------------------------------------------------------------------------------------------------------
PF PIMCO Managed Bond (4)
---------------------
Class A: 2002            (0.28%)   $33,055         1.55%             2.54%             1.16%               0.17%             522.25%
Class B: 2002            (0.55%)       173         2.05%             3.04%             0.66%              (0.33%)            522.25%
Class C: 2002            (0.57%)       370         2.05%             3.04%             0.66%              (0.33%)            522.25%
------------------------------------------------------------------------------------------------------------------------------------
PF Pacific Life Money Market (4)
----------------------------
Class A: 2002             0.33%    $27,056         1.35%             2.59%             0.57%              (0.67%)                N/A
Class B: 2002             0.09%         88         1.85%             3.09%             0.07%              (1.17%)                N/A
Class C: 2002             0.09%         75         1.85%             3.09%             0.07%              (1.17%)                N/A
------------------------------------------------------------------------------------------------------------------------------------
PF Putnam Equity Income (6)
-----------------------
Class A: 2002 (5)         4.50%    $10,877         1.90%             5.97%             0.20%              (3.87%)             10.27%
Class B: 2002 (5)         4.30%         13         2.40%             6.47%            (0.30%)             (4.37%)             10.27%
Class C: 2002 (5)         4.30%         41         2.40%             6.47%            (0.30%)             (4.37%)             10.27%
------------------------------------------------------------------------------------------------------------------------------------
PF Putnam Research (6)
------------------
Class A: 2002            (0.30%)   $14,968         1.95%             5.29%            (0.59%)             (3.93%)             56.30%
Class B: 2002            (0.50%)        10         2.45%             5.79%            (1.09%)             (4.43%)             56.30%
Class C: 2002            (0.50%)        10         2.45%             5.79%            (1.09%)             (4.43%)             56.30%
------------------------------------------------------------------------------------------------------------------------------------
PF Salomon Brothers Large-Cap Value (4)
-----------------------------------
Class A: 2002 (5)         9.54%    $19,748         1.80%             3.93%            (0.14%)             (2.27%)             27.37%
Class B: 2002 (5)         9.38%        151         2.30%             4.43%            (0.64%)             (2.77%)             27.37%
Class C: 2002 (5)         9.30%        243         2.30%             4.43%            (0.64%)             (2.77%)             27.37%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return not annualized for periods of less than one full year. Calculation does not include the effect of any sales charges for Class A, B and C.

(2) Net expenses are after adviser expense reimbursements as discussed in Note 8 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) to average daily net assets are grossed up by the adviser expense reimbursements.

(3) Annualized for periods of less than one full year.

(4) Commenced on October 1, 2001.

(5) Per share net investment income has been calculated using the monthly average share method.

(6) Commenced on December 31, 2001.

(7) Amount represents less than $0.01 per share.

PACIFIC FUNDS          WHERE TO GO FOR MORE INFORMATION

                       You'll find more information about the Pacific Funds in the following documents:

                       Annual and semi-annual reports
                       Pacific Funds' annual and semi-annual reports will list the holdings of the funds, describe fund performance, and tell you how investment strategies and fund performance have responded to recent market conditions and economic trends.

                       Statement of Additional Information (SAI)
                       The SAI contains detailed information about each fund's investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Please contact         You can get a copy of the SAI and the annual report
Pacific Funds if       (and semi-annual report when it becomes available), at
you have any           no charge by calling or writing to Pacific Funds. You
questions about any    can also get a copy of these documents, reports, and
of the funds.          other information by contacting the Securities and
                       Exchange Commission (SEC). The SEC may charge you a fee for this information.

                       --------------------------------------------------------
How to contact         by writing to:
Pacific Funds          Pacific Funds
                       P.O. Box 9768
                       Providence, RI 02940-9768

                       or by express mail to:
                       Pacific Funds
                       4400 Computer Drive
                       Westborough, MA 01581

                       by phone:
                       1-800-722-2333

                       Internet:
                       www.pacificlife.com

                       --------------------------------------------------------
How to contact the     by writing to:
SEC                    SEC Public Reference Section
                       Washington, D.C. 20549-6009

                       by email:
                       publicinfo@sec.gov

                       by phone:
                       1-202-942-8090

                       visit EDGAR database at:
                       www.sec.gov


                       SEC file number 811-10385

                     [LOGO OF PACIFIC FUNDS APPEARS HERE]

                      STATEMENT OF ADDITIONAL INFORMATION

                              Dated: July 1, 2002

                               ----------------

  Pacific Funds is an open-end investment management company currently offering 14 investment funds (each, a "Fund"). The following are classified as diversified: PF AIM Blue Chip Fund; PF AIM Aggressive Growth Fund; PF INVESCO Health Sciences Fund; PF INVESCO Technology Fund; PF Janus Growth LT Fund;
PF Lazard International Value Fund; PF PIMCO Managed Bond Fund; PF Pacific Life Money Market Fund; PF Putnam Equity Income Fund; PF Putnam Research Fund and PF Salomon Brothers Large-Cap Value Fund. The PF Janus Strategic Value Fund, PF MFS Mid-Cap Growth Fund and PF MFS Global Growth Fund are classified as non-diversified. Pacific Life Insurance Company is Investment Adviser to Pacific Funds.

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated July 1, 2002, and any supplement thereto, and has been filed with the Securities and Exchange Commission ("SEC") as part of the Pacific Funds' Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Pacific Funds' Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Pacific Funds at the address and telephone numbers listed below.

  Also incorporated by reference herein are the financial statements of the funds contained in Pacific Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2002, including the Auditor's Report.

                               ----------------

                                 Distributor:

                       Pacific Select Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660

                               Fund information:

                                 Pacific Funds
                                 P.O. Box 9768
                           Providence, RI 02940-9768
                                1-800-722-2333

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

ADDITIONAL INVESTMENT POLICIES OF THE FUNDS.................................   1
  PF AIM Blue Chip Fund.....................................................   1
  PF AIM Aggressive Growth Fund.............................................   2
  PF INVESCO Health Sciences Fund...........................................   2
  PF INVESCO Technology Fund................................................   2
  PF Janus Strategic Value Fund.............................................   3
  PF Janus Growth LT Fund...................................................   3
  PF Lazard International Value Fund........................................   4
  PF MFS Mid-Cap Growth Fund................................................   5
  PF MFS Global Growth Fund.................................................   5
  PF PIMCO Managed Bond Fund................................................   6
  PF Pacific Life Money Market Fund.........................................   7
  PF Putnam Equity Income Fund..............................................   8
  PF Putnam Research Fund...................................................   8
  PF Salomon Brothers Large-Cap Value Fund..................................   8
  Diversification Versus Non-Diversification................................   9

SECURITIES AND INVESTMENT TECHNIQUES........................................  10
  U.S. Government Securities................................................  10
  Inflation-Indexed Bonds...................................................  10
  Real Estate Investment Trusts.............................................  11
  Mortgage-Related Securities...............................................  12
    Mortgage Pass-Through Securities........................................  12
    GNMA Certificates.......................................................  12
    FNMA and FHLMC Mortgage-Backed Obligations..............................  13
    Collateralized Mortgage Obligations (CMOs)..............................  13
    FHLMC Collateralized Mortgage Obligations...............................  14
    Other Mortgage-Related Securities.......................................  14
    CMO Residuals...........................................................  15
    Inverse Floaters and Planned Amortization Class Certificates............  15
    Stripped Mortgage-Backed Securities.....................................  15
    Mortgage Dollar Rolls...................................................  16
  Other Asset-Backed Securities.............................................  16
  Event-Linked Bonds........................................................  16
  Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds.....  17
  High Yield Bonds..........................................................  17
  Participation on Creditors Committees.....................................  18
  Bank Obligations..........................................................  19
  Delayed Funding Loans and Revolving Credit Facilities.....................  20
  Loan Participations.......................................................  20
  Municipal Securities......................................................  21
  Small Capitalization Stocks...............................................  22
  Corporate Debt Securities.................................................  22
    Tender Option Bonds.....................................................  22
  Variable and Floating Rate Securities.....................................  23
  Commercial Paper..........................................................  23
  Convertible Securities....................................................  24
  Repurchase Agreements.....................................................  25

  Borrowing..........................................................................  25
  Reverse Repurchase Agreements and Other Borrowings.................................  26
  Firm Commitment Agreements and When-Issued or Delayed Delivery Securities..........  26
  Loans of Fund Securities...........................................................  26
  Short Sales........................................................................  27
  Short Sales Against the Box........................................................  27
  Illiquid and Restricted Securities (Private Placements)............................  27
  Precious Metals-Related Securities.................................................  28
  Foreign Securities.................................................................  28
  Foreign Currency Transactions and Forward Foreign Currency Contracts...............  30
  Options............................................................................  32
    Purchasing and Writing Options on Securities.....................................  32
    Purchasing and Writing Options on Stock Indexes..................................  33
    Risks of Options Transactions....................................................  34
    Spread Transactions..............................................................  35
  Options on Foreign Currencies......................................................  35
  Investments in Other Investment Company Securities.................................  36
    SPDRs............................................................................  37
    OPALS............................................................................  37
    I-Shares.........................................................................  37
  Futures Contracts and Options on Futures Contracts.................................  37
    Futures on Securities............................................................  38
    Interest Rate Futures............................................................  38
    Stock Index Futures..............................................................  38
    Futures Options..................................................................  39
    Limitations......................................................................  40
    Risks Associated with Futures and Futures Options................................  40
  Foreign Currency Futures and Options Thereon.......................................  42
  Swap Agreements and Options on Swap Agreements.....................................  42
    Risks of Swap Agreements.........................................................  42
  Hybrid Instruments.................................................................  43
  Structured Notes...................................................................  43
  Warrants and Rights................................................................  43
  Duration...........................................................................  44

INVESTMENT RESTRICTIONS..............................................................  45
  Fundamental Investment Restrictions................................................  45
  Nonfundamental Investment Restrictions.............................................  46

ORGANIZATION AND MANAGEMENT OF THE FUND..............................................  47
  Management Information.............................................................  47
  Interested Trustees................................................................  47
  Officers...........................................................................  48
  Independent Trustees...............................................................  48
  Board of Trustees..................................................................  49
  Committees.........................................................................  49
  Equity Ownership of Trustees.......................................................  50
  Interested Trustees................................................................  50
  Retirement Policy for Trustees.....................................................  51
  Deferred Compensation Agreement....................................................  51
  Compensation.......................................................................  51
  Independent Trustees...............................................................  51

  Factors Considered in Approving the Investment Advisory Agreement...................  51
  Investment Adviser..................................................................  52
  Other Expenses of the Fund..........................................................  54
  Fund Management Agreements..........................................................  54
    PF AIM Blue Chip Fund.............................................................  55
    PF AIM Aggressive Growth Fund.....................................................  55
    PF INVESCO Health Science and PF INVESCO Technology Funds.........................  55
    PF Janus Strategic Value and PF Janus Growth LT Funds.............................  56
    PF Lazard International Value Fund................................................  56
    PF MFS Mid-Cap Growth Fund........................................................  57
    PF MFS Global Growth Fund.........................................................  57
    PF Putnam Equity Income Fund......................................................  58
    PF Putnam Research Fund...........................................................  58
    PF Salomon Brothers Large-Cap Value Fund..........................................  59

FUND TRANSACTIONS AND BROKERAGE.......................................................  59
  Investment Decisions................................................................  59
  Brokerage and Research Services.....................................................  59
  Fund Turnover.......................................................................  61

NET ASSET VALUE.......................................................................  62

DISTRIBUTION OF FUND SHARES...........................................................  63
  Distributor and Multi-Class Plan....................................................  63
  Initial Sales Charge and Contingent Deferred Sales Charge...........................  65
  Distribution and Servicing Plans for Class A, Class B and Class C Shares............  66
  Purchases, Redemptions and Exchanges................................................  71

PERFORMANCE INFORMATION...............................................................  72
  Calculation of Yield................................................................  73
  Calculation of Total Return.........................................................  74

TAXATION..............................................................................  76
  Distributions.......................................................................  77
  Sales of Shares.....................................................................  77
  Backup Withholding..................................................................  78
  Options, Futures and Forward Contracts, and Swap Agreements.........................  78
  Short Sales.........................................................................  79
  Passive Foreign Investment Companies................................................  79
  Foreign Currency Transactions.......................................................  79
  Foreign Taxation....................................................................  80
  Original Issue Discount and Market Discount.........................................  80
  Constructive Sales..................................................................  81
  Non-U.S. Shareholders...............................................................  81
  Other Taxation......................................................................  81

OTHER INFORMATION.....................................................................  82
  Individual Retirement Accounts......................................................  82
  Administrative Services.............................................................  82
  Transfer Agency and Custody Services................................................  84
  Concentration Policy................................................................  84
  Capitalization......................................................................  84
  Control Persons and Principal Holders of Securities.................................  85

  Voting Rights.............................................................  89
  Independent Auditors......................................................  89
  Counsel...................................................................  89
  Code of Ethics............................................................  89
  Registration Statement....................................................  89

FINANCIAL STATEMENTS........................................................  90

APPENDIX....................................................................  91
  Description of Bond Ratings...............................................  91

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Pacific Funds' securities and investment techniques.

                ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS

  The investment objective and principal investment policies of each Fund are described in the Prospectus. The following descriptions and the information in the section "Investment Restrictions" provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment.

  Each Fund may invest up to 5% of its net assets (taken at market value at the time of such investment) in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the "Adviser") or Fund Manager (the "Manager") reasonably believes is compatible with the investment objectives and policies of that Fund.

  Unless otherwise noted, a Fund may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the PF Pacific Life Money Market Fund).

PF AIM Blue Chip Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), up to 15% of its assets in equity and/or debt Real Estate Investment Trusts ("REITs"), up to 10% of its assets in convertible securities, although the fund will not invest in non-convertible corporate debt securities rated Ba or lower by Moody's Investor's Service, Inc. ("Moody's") or BB or lower by Standard and Poor's Rating Services ("S&P"), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix. The Fund may also engage in short sales against the box.

  The Fund may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund's assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

  The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's assets.

PF AIM Aggressive Growth Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including ADRs and EDRs) and up to 25% of its assets in equity and/or debt REITs. The Fund may also engage in short sales against the box.

  The Fund may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Fund's assets. The Fund may also engage in foreign currency transactions and forward currency contracts.

  The Fund may borrow from banks and broker/dealers. However, the Fund may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's assets.

PF INVESCO Health Sciences Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

  The Fund may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  The Fund may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Fund's volatility.

PF INVESCO Technology Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may engage in short sales against the box. The Fund may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

  The Fund may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  The Fund may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Fund may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Fund may also purchase and write covered put and call options on securities and on securities indexes. The Fund may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Fund may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Fund's volatility.

PF Janus Strategic Value Fund

  The Fund is a "non-diversified" fund. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its assets are invested.

  In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, payment-in-kind ("PIK") and step coupon bonds; and securities of other investment companies. The Fund may also invest in money market funds, including those managed by Janus Capital Management LLC ("Janus") as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Fund is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and Global Depositary Receipts ("GDRs"), and up to 35% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may also engage in short sales against the box.

  In addition, the Fund may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Fund may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Janus Growth LT Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

  The Fund is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed or otherwise included in the S&P 500. The Fund may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Fund may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions.

PF Lazard International Value Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Fund's investments in convertible securities are not subject to the limitations described below or in the section "Bank Obligations." The Fund may purchase securities on margin and may engage in short sales and short sales against the box.

  The Fund may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Fund's assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

  The Fund may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and
(ii) in the opinion of the Manager, are of an investment quality comparable to fixed income obligations in which the Fund may invest. The Fund may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Fund may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody's or BBB or better by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix. The Fund may also engage in foreign currency transactions and forward foreign currency contracts.

  Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF MFS Mid-Cap Growth Fund

  The Fund is a "non-diversified" fund. The Fund reserves the right to become a diversified fund by limiting the investment in which more than 5% of its assets are invested.

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage "dollar roll" transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may also invest up to 20% of its assets in foreign securities, including ADRs, EDRs, and GDRs. The Fund may engage in short sales and short sales against the box.

  The Fund may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts.

  In addition, the Fund will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience.

  The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

PF MFS Global Growth Fund

  The Fund is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Fund's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The Fund is a non-diversified fund. The Fund reserves the right to become a diversified fund by limiting the investment in which more than 5% of its assets are invested.

  Additionally, foreign securities exposure (including emerging markets) may be up to 100% of the Fund's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For more information concerning the risks associated with investing in foreign securities), see "Foreign Securities."

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; zero coupon bonds; deferred interest bonds; PIK bonds and mortgage "dollar roll" transactions; and securities issued on a when-issued basis. The Fund may also invest in corporate debt securities (including foreign and domestic securities); in lower rated bonds (bonds rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager). For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may also engage in short sales and short sales against the box.

  The Fund may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Fund may also engage in futures contracts on foreign currencies; securities; stock indexes; and may purchase and sell put and call options thereon. The Fund may also enter into forward contracts.

  The Fund may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Fund may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

  Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

PF PIMCO Managed Bond Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities; brady bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) government agencies; and repurchase and reverse repurchase agreements. The Fund may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in debt securities of foreign issuers denominated in foreign currencies. The Fund may invest up to 5% of its net assets in event-linked bonds.

  The Fund may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Fund will be A or higher as rated by Moody's and S&P. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  In pursuing its investment objective, the Fund may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements, and purchase and write credit default swaps, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box.

  Furthermore, the Fund may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PF Pacific Life Money Market Fund

  The Fund invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Fund may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to SEC rules for money market funds. In addition, the Fund is subject to diversification and portfolio maturity standards applicable to money market funds under SEC rules.

  A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody's or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer's other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Fund may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Fund's assets. For more information on diversification, see "Diversification Versus Non-Diversification."

  With respect to 5% of its assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody's or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Fund may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

  The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Fund must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

  In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Fund's investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

  In addition to the securities and investment techniques described in the Prospectus, the Fund may also invest in firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Fund may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

  The Fund may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities.

PF Putnam Equity Income Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and payment-in-kind bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations ("CMOs"); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may also invest up to 20% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Fund may engage in short sales and short sales against the box.

  In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Putnam Research Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and payment-in-kind bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations ("CMOs"); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Fund is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Fund may engage in short sales and short sales against the box.

  In addition to the derivatives activities described in the Prospectus, the Fund may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Fund may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Fund may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Fund may purchase and write options on the same types of securities that the Fund may purchase directly.

PF Salomon Brothers Large-Cap Value Fund

  In addition to the investment policies and techniques described in the Prospectus, the Fund may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper,

U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Fund may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds". The fund may engage in short sales against the box.

  The Fund may purchase and write put and call options on securities and securities indexes and enter into the following: stock, index and currency futures contracts (including foreign currency) and purchase and sell options thereon; and forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Fund will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Fund may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

Diversification Versus Non-Diversification

  Each Fund, other than the PF Janus Strategic Value Fund, PF MFS Mid-Cap Growth Fund and PF MFS Global Growth Fund, is diversified, so that with respect to 75% of each such Fund's assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the PF Pacific Life Money Market Fund may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the PF Pacific Life Money Market Fund may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Fund reserves the right to become a diversified Fund by limiting the investments in which more than 5% of each Fund's assets are invested.

  The PF Janus Strategic Value, PF MFS Mid-Cap Growth and PF MFS Global Growth Funds are "non-diversified," which means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, to meet Federal tax requirements, a Fund may not have more than 25% of its assets invested in any one issuer and, with respect to 50% of its assets, no more than 5% of its assets invested in any one issuer, except that this restriction does not apply to U.S. government securities. Nonetheless, because these Funds may invest in a smaller number of companies than a diversified fund, an investment in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

                     SECURITIES AND INVESTMENT TECHNIQUES

  Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that any Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

  All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the Periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

  However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

  Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Mortgage-Related Securities

  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Funds' policies concerning diversification and concentration, see "Concentration Policy".

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or "GNMAs"); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by funds of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

  Inverse Floaters and Planned Amortization Class Certificates
("PAC"). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund's limitations on investments in illiquid securities.

  Mortgage Dollar Rolls. Mortgage "dollar rolls" are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

  Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Event-Linked Bonds

  Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds."

They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

  Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid and Restricted Securities" for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

  Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  A Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Fund may obtain such cash from selling other fund holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

  High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality ("high yield bonds" are commonly referred to as "junk bonds") as determined by the manager.

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see "Foreign Securities." A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

  A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

  In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund's rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

  Bank obligations include certificates of deposit, bankers' acceptances, fixed time deposits, and loans or credit agreements. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See "Delayed Funding Loans and Revolving Credit Facilities", "Loan Participations" and "Variable and Floating Rate Securities" below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

  Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

  Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF"); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and
(iii) the institution is insured by the SAIF.

  A Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the PF Pacific Life Money Market Fund) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

  Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

  A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of a Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations

  Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Fund intends to invest may not be rated by any nationally recognized rating service.

  A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

  A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, a Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

  Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

  Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Funds' investment restriction relating to the lending of funds or assets by a Fund.

  Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Municipal Securities

  Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

  When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Fund.

Small Capitalization Stocks

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

  The debt securities in which any Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or, if not so rated, are, in the Manager's opinion, comparable in quality to corporate debt securities in which a Fund may invest.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund's limitations on investments in such securities.

  A super floating rate collateralized mortgage obligation ("super floater") is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

  Each Fund, other than the PF Pacific Life Money Market Fund, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Fund may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The PF Pacific Life Money Market Fund may invest in commercial paper that meets the standards for money market securities that the Fund may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Fund above.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Fund, other than the PF Pacific Life Money Market Fund, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. With respect to the PF Pacific Life Money Market Fund, determination of eligibility for that Fund will be in accordance with the standards described in the discussion of that Fund in the Prospectus and in "Additional Investment Policies of the Funds" above. Master demand notes are considered by the PF Pacific Life Money Market Fund to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and S&P ratings applicable to commercial paper.

Convertible Securities

  Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

  Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the PF Pacific Life Money Market Fund will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for that Fund as described in the Prospectus and in the discussion of that Fund's investment objective and policies above.

  Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

  A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund (10% for the PF Pacific Life Money Market Fund). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

  Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Fund may use short-term credit as necessary for the clearance of purchases and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

  Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Fund, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment.

  A Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

  A Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

  Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a "when-issued" or "delayed delivery" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Fund will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Fund Securities

  For the purpose of realizing additional income, each Fund may make secured loans of its securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its fund securities, a Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. Pacific Funds has authorized PFPC, Inc. ("PFPC") to engage in securities lending. In determining whether to lend securities, PFPC considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of securities. A Fund may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

  A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

  When a Fund makes a short sale, a Fund must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the security. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

  A Fund's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

  A short sale is "against the box" when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund's obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

  Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

  A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of a Fund's net assets, and in the case of the PF Pacific Life Money Market Fund, 10% of the value of its Fund net assets. The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

  Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

  American Depositary Receipts ("ADRs") are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs") and global Depositary Receipts ("GDRs") are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities.

Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Funds' assets. A Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former "east bloc" countries in Eastern Europe may be considered "not readily marketable" for purposes of the limitation on illiquid securities set forth above.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See "Transfer Agency and Custody Services" for more information concerning the Pacific Funds' custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

  The Funds are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

  Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

  Included among the emerging market debt obligations in which a Fund may invest are "Brady bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

  Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than
0.15 of 1% due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

  Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon. A Fund will not speculate in forward foreign exchange.

  Except with respect to the PF PIMCO Managed Bond Fund, a Fund may enter into forward foreign currency contracts under the following circumstances: First, when a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Fund's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund (except the PF PIMCO Managed Bond Fund) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund's holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

  The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund's commitments with respect to such contracts.

  When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund's holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

  If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options

  Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

  A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

  In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Fund may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by a Fund, or, if a Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if a Fund maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

  A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund's immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is "in the money."

  Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector

(e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  Gains or losses on a Fund's transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund's objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

Options on Foreign Currencies

  Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Fund may write options on foreign currencies for hedging purposes and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of fund securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is "covered" if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

  A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

  Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts ("UITs"). In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

  Among the types of investment companies in which a Fund may invest are Portfolio Depositary Receipts ("PDRs") and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as "Exchange Traded Funds" or "ETFs"). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index ("Index Fund"). ETFs include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Optimized Funds as Listed Securities ("OPALS"), Dow Jones Industrial Average Instruments ("Diamonds"), Nasdaq 100 tracking shares ("QQQ") and I-Shares.

  SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs' UIT, the holders will receive the value of the underlying basket of stocks.

  OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS' UIT, the holders will receive the physical securities comprising the underlying baskets.

  I-Shares(TM). I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

  Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as "Creation Units" are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as "Creation Units", are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

  The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs.

  Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

  There are several risks associated with the use of futures and futures options. While portfolio hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund's return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a portfolio manager.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date. If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

  Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including
U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month
U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Fund might employ, a Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

  A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund's securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

  Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund's immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is "in the money."

  If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

  A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Fund may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of a Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will "cover" its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will "cover" its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to "cover" its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or
(2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund.

  A Fund may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its fund securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between a Fund and the positions. For this purpose, to the extent a Fund has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities.

  The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Funds' Board of Trustees determines that their use is consistent with a Fund's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

  Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to the PF PIMCO Managed Bond Fund, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

  A Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) "currency exchange rate", which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) "interest rate", which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; and (3) "interest rate index", which involve the exchange by a Fund with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as:
(i) "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; and (iii) "collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels and (4) "credit default", which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

  Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

  Risks of Swap Agreements. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on a Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund's repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section "Taxation" for more information.

Hybrid Instruments

  A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.

Structured Notes

  The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

  Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

Duration

  Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Manager to a Fund will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

  Each Fund's investment goal as set forth under "About the Funds," in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting shares of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

  (i) (except for the PF INVESCO Health Sciences Fund and the PF INVESCO Technology Fund), invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction doesn't apply to the PF INVESCO Health Sciences Fund or the PF INVESCO Technology Fund, which normally invest 25% or more of their total assets in the health sciences and technology industries, respectively.

  (ii) with respect to 75% of its total assets (except in the case of the PF Janus Strategic Value Fund, PF MFS Mid-Cap Growth Fund, PF MFS Global Growth Fund and the PF Pacific Life Money Market Fund), invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The PF Pacific Life Money Market Fund is subject to the diversification requirements imposed on money market funds under the 1940 Act.

  (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI.

  (v) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its fund securities to the extent permitted under applicable law; and

  (vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

  The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

  Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell property or securities short, except the PF Lazard International Value, PF MFS Mid-Cap Growth, PF MFS Global Growth, PF PIMCO Managed Bond, PF Putnam Equity Income, and PF Putnam Research Funds; or sell short against the box, except the PF AIM Blue Chip, PF AIM Aggressive Growth, PF INVESCO Health Sciences, PF INVESCO Technology, PF Janus Strategic Value, PF Lazard International Value, PF MFS Mid-Cap Growth, PF MFS Global Growth, PF PIMCO Managed Bond, PF Putnam Equity Income, PF Putnam Research and PF Salomon Large-Cap Value Funds;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants, except for the PF AIM Blue Chip, PF AIM Aggressive Growth, PF Putnam Equity Income, and PF Putnam Research Funds;

  (iv) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities, and with respect to the PF Pacific Life Money Market Fund, more than 10% of the net assets of the Fund (taken at market value at the time of such investment) would be invested in such securities; and

  (v) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund other than the PF Pacific Life Money Market Fund may engage in futures contracts and options on futures contracts; and (b) all Funds may enter into forward contracts including forward foreign currency contracts.

  (vi) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Fund has such a policy, without notifying shareholders 60 days prior to the change.

  In addition, the following restrictions apply to the Fund shown below:

  (i) the PF Pacific Life Money Market Fund may not purchase, write, or sell options on securities or futures contracts.

  Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund and restrictions on illiquid securities, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. For purposes of nonfundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (ii), a short sale "against the box" shall not be considered a short position.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  The Pacific Funds was organized as a Delaware business trust on May 21, 2001, and currently consists of fourteen separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest. The business and affairs of the Pacific Funds are managed under the direction of the Board of Trustees under the Pacific Funds' Declaration of Trust.

Management Information

  The Trustees and Officers of Pacific Funds and their principal occupations during the past five years and certain other information concerning them is shown below. The address of each Interested Trustee and Officer, unless otherwise indicated, is c/o 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships other than those listed below.

Interested Trustees

                                                                                   Number of
                                                                                   Portfolios in
                       Position(s) with the Fund and    Principal Occupation(s)    Fund Complex
 Name and Age          Term of Office                   During Past 5 Years        Overseen**
 ------------          -----------------------------    ----------------------     -------------
 Thomas C. Sutton*, 60 Chairman of the Board and        Chairman of the Board,           47
                       Trustee since 2001               Director and Chief
                                                        Executive Officer of
                                                        Pacific Life, Pacific
                                                        Mutual Holding Company
                                                        and Pacific LifeCorp;
                                                        and similar positions
                                                        with other subsidiaries
                                                        and affiliates of
                                                        Pacific Life; Director
                                                        of Newhall Land &
                                                        Farming; Director of The
                                                        Irvine Company (Real
                                                        Estate); Director of
                                                        Edison International
                                                        (Utilities); Former
                                                        Management Board Member
                                                        of PIMCO Advisors L.P.;
                                                        Former Equity Board
                                                        Member of PIMCO Advisors
                                                        L.P.

 Glenn S. Schafer*, 52 President and Trustee since 2001 President and Director           14
                                                        of Pacific Life, Pacific
                                                        Mutual Holding Company
                                                        and Pacific LifeCorp and
                                                        similar positions with
                                                        other subsidiaries and
                                                        affiliates of Pacific
                                                        Life; Former Management
                                                        Board Member of PIMCO
                                                        Advisors L.P.; Former
                                                        Equity Board Member of
                                                        PIMCO Advisors L.P.

-------
* Messrs. Schafer and Sutton are "interested persons" of Pacific Funds (as that term is defined in the 1940 Act) because of their positions with Pacific Life as shown.

Officers

                      Position(s) with the Fund and                     Principal Occupation(s)
 Name and Age         Term of Office                                    During Past 5 Years
 ------------         -----------------------------                     -----------------------
 Brian D. Klemens, 46 Vice President and Treasurer since 2001           Vice President and
                                                                        Treasurer (12/98 to
                                                                        present); Assistant Vice
                                                                        President and Assistant
                                                                        Controller (4/94 to
                                                                        12/98) of Pacific Life,
                                                                        Pacific Mutual Holding
                                                                        Company, Pacific
                                                                        LifeCorp and similar
                                                                        positions with other
                                                                        subsidiaries and
                                                                        affiliates of Pacific
                                                                        Life.

 Robin S. Yonis, 47   Vice President and General Counsel since 2001     Assistant Vice President
                                                                        and Investment Counsel
                                                                        of Pacific Life
                                                                        Insurance Company.

 Diane N. Ledger, 62  Vice President and Assistant Secretary since 2001 Vice President, Variable
                                                                        Regulatory Compliance,
                                                                        Pacific Life.

 Audrey L. Milfs, 56  Secretary since 2001                              Vice President, Director
                                                                        and Corporate Secretary
                                                                        of Pacific Life, Pacific
                                                                        Mutual Holding Company,
                                                                        Pacific LifeCorp and
                                                                        similar positions with
                                                                        other subsidiaries of
                                                                        Pacific Life.

Independent Trustees

  The address of each Independent Trustee, unless otherwise indicated, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

                                                                            Number of
                                                                            Portfolios
                                                                            in Fund
                       Position(s) with the Fund Principal Occupation(s)    Complex
 Name, Address and Age and Term of Office        During Past 5 Years        Overseen**
 --------------------- ------------------------- ----------------------     ----------
 Lucie H. Moore, 45       Trustee since 2001     Former partner with            47
                                                 Gibson, Dunn & Crutcher
                                                 (Law).

 Richard L. Nelson, 72    Trustee since 2001     Business Consultant;           78
                                                 retired Partner with
                                                 Ernst & Young LLP
                                                 (Accounting); Former
                                                 Director of Wynn's
                                                 International, Inc.
                                                 (Industrial); Trustee
                                                 Emeritus PIMCO Funds;
                                                 Multi-Manager Series.

 Lyman W. Porter, 72      Trustee since 2001     Professor Emeritus of          78
                                                 Management in the
                                                 Graduate School of
                                                 Management at the
                                                 University of
                                                 California, Irvine;
                                                 Former Member of the
                                                 Academic Advisory Board
                                                 of the Czechoslovak
                                                 Management Center and
                                                 Member of the Board of
                                                 Trustees of the American
                                                 University of Armenia;
                                                 Trustee Emeritus PIMCO
                                                 Funds; Multi-Manager
                                                 Series.

 Alan Richards, 72        Trustee since 2001     Retired Chairman of            78
                                                 E. F. Hutton Insurance
                                                 Group; Former Director
                                                 of E. F. Hutton and
                                                 Company, Inc.
                                                 (Financial); Chairman of
                                                 IBIS Capital, LLC
                                                 (Financial); Former
                                                 Director of Western
                                                 National Corporation
                                                 (Insurance Holding
                                                 Company); Trustee
                                                 Emeritus PIMCO Funds;
                                                 Multi-Manager Series;
                                                 Chairman of the Board
                                                 and Director.
                                                 NETirement.com, Inc.
                                                 (on-line retirement
                                                 calculators).

--------
** Includes Pacific Funds' Funds, Pacific Select Fund Portfolios, an investment company advised by Pacific Life for which Ms. Moore and Messrs. Nelson, Porter, and Richards serve as Trustees, and PIMCO Funds: Multi-Manager Series, an investment company advised by an affiliate of Pacific Life for which Messrs. Nelson, Porter and Richards (but not Mr. Sutton, Mr. Schafer or Ms. Moore) formerly served as Trustees and for which they currently provide advisory and consulting services (collectively, "Fund Complex").

Board of Trustees

  The Board of Trustees is responsible for the overall management and operations of the Pacific Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees

  The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

  The members of the Audit Committee include each Trustee that is not an "interested person" of Pacific Funds (as such term is defined in the 1940
Act). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met twice during the fiscal year ended March 31, 2002.

  The members of the Policy Committee include each Trustee that is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The Policy Committee's primary responsibility is to review information and materials submitted to the full board including, but not limited to, review of information relating to approval and renewal of investment advisory agreements. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met three times during the fiscal year ended March 31, 2002.

  The members of the Nominating Committee include each Trustee that is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2002.

  All Trustees are members of the Valuation Committee. Any two Trustees constitutes a quorum. The Valuation Committee's primary responsibility is to oversee the implementation of the Pacific Funds' valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations on behalf of the Board of Trustees as specified in the "Pricing Procedures and Procedures to Estimate the Fair Value of Securities for Which Market Quotes are not Readily Available or are Deemed to be Unreliable". The Valuation Committee did not meet during the fiscal year ended March 31, 2002.

Equity Ownership of Trustees

  As of December 31, 2001, Trustees and Officers of Pacific Funds, as a group, beneficially owned less than 1% of the outstanding shares of any Fund. The table below shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in Pacific Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee in the Family of Investment Companies.

Interested Trustees

                                                      Aggregate Dollar Range of Equity
                                                      Securities in All Registered
                                                      Investment Companies Overseen by
                   Dollar Range of Equity             Trustee in the Family of Investment
 Name of Trustee   Securities in the Fund             Companies
 ---------------   ----------------------             -----------------------------------
 Glenn S. Schafer  None                               None
 Thomas C. Sutton  None                               Over $100,000

 Independent Trustees

                                                      Aggregate Dollar Range of Equity
                                                      Securities in All Registered
                                                      Investment Companies Overseen by
                   Dollar Range of Equity             Trustee in the Family of Investment
 Name of Trustee   Securities in the Fund             Companies
 ---------------   ----------------------             -----------------------------------
 Lucie H. Moore    None                               None
 Richard L. Nelson PF INVESCO Health Sciences Fund    $10,001-$50,000
                   $1,000-$10,000
                   PF INVESCO Technology Fund
                   $1,000-$10,000
 Lyman W. Porter   None                               $10,001-$50,000
 Alan Richards     PF Money Market Fund--             Over $100,000
                   Over $100,000

  Ms. Moore and her husband, Geoffrey Moore, serve as trustees to the Moore Family Trust ("MF Trust"). The MF Trust obtained 38 shares of Citigroup, Inc. ("Citigroup") in December 2000 when shares of another company (not affiliated with one of the Pacific Funds' Managers) owned by MF Trust were automatically exchanged for Citigroup shares as a result of a merger transaction. The Citigroup shares were sold on March 12, 2002. In addition, MF Trust held a short put option position for 1000 shares of Citigroup beginning on November 28, 2001. This position was closed on March 12, 2002. The aggregate value of these positions was immaterial to the value of MF Trust. Although Ms. Moore is a named trustee of MF Trust, she did not engage in any portfolio trading for MF Trust. As a result, Ms. Moore was not aware of MF Trust's interests in Citigroup. Once Ms. Moore learned about these interests, the Citigroup shares were promptly sold, and the options position was promptly closed out. Ms. Moore is not an "interested person," as that term is defined in the 1940 Act, of Pacific Life, the Investment Adviser to Pacific Funds. As a result of MF Trust's interests in Citigroup, Ms. Moore may technically have been deemed to be an "interested person" of Salomon Brothers Asset Management, Inc. (a subsidiary of Citigroup), manager to the PF Salomon Brothers Large-Cap Value Fund, during the period from June 13, 2001 (the date Ms. Moore commenced her service on the Board of Trustees) through March 12, 2002 and may technically have been deemed an "interested person" of Pacific Funds during the same period.

Retirement Policy for Trustees

  The Trustees have adopted a retirement policy for the Independent Trustees of the Fund.

  A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which the Trustee turns age 72; provided, however, that any person who is a Trustee at the date that the Trust commences operations and who has attained the age of 70 by such date shall retire on or before December 31 of the year in which that Trustee turns age 75. An exception may be made to this policy provided the exception is approved unanimously by all of the Trustees then in office.

Deferred Compensation Agreements

  Two Trustees have executed a Deferred Compensation Agreement. Pursuant to the Agreement, a Trustee has the option to elect to defer receipt of up to 100% of their compensation payable by the Pacific Funds, and such amount is placed into a deferral account. Currently, the Deferring Trustees have the option to select funds in the Pacific Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash in a lump sum or in up to ten annual installments commencing in January of the year immediately following the year during which the Trustee ceases to be a Trustee of the Pacific Funds.

Compensation

  The following table illustrates the aggregate compensation paid to the Independent Trustees by Pacific Funds, pension or retirement benefits accrued, annual estimated benefits upon retirement and total compensation paid to these Trustees for the fiscal year ended March 31, 2002 by the Fund Complex:

Independent Trustees

                                                               Estimated
                              Aggregate        Pension or        Annual   Total Compensation
                             Compensation  Retirement Benefits  Benefits      from Fund
                                 from      Accrued as Part of     Upon     Complex Paid to
     Name and Position         Fund(1)       Fund's Expenses   Retirement   Trustees(1)(2)
     -----------------       ------------  ------------------- ---------- ------------------
Lucie H. Moore, Trustee....    $20,665(3)            0              0          $ 64,162
Richard L. Nelson, Trustee.    $21,830(4)            0              0          $140,603
Lyman W. Porter, Trustee...    $21,830               0              0          $103,330
Alan Richards, Trustee.....    $21,830               0              0          $157,853

--------
(1) Pacific Funds was organized on May 21, 2001, therefore a full fiscal year of compensation information is not available. Accordingly, the table reflects compensation from Pacific Funds for the period May 21, 2001 through June 30, 2002.

(2) Compensation paid by the other funds in the Fund Complex is for the fiscal year ended March 31, 2002.

(3) Ms. Moore elected to defer $10,500 of the $20,665.

(4) Mr. Nelson elected to defer $15,250 of the $21,830.

Factors Considered in Approving the Investment Advisory Agreement

  The Investment Advisory Agreement with Pacific Life and the Management Agreements with the Managers in effect as of the date of this Statement of Additional Information (the "Agreements") were approved for Pacific Funds by the Fund's Board of Trustees, including its Independent Trustees. Pacific Life and the Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters.

  In evaluating the Agreements, the Board, including the Independent Trustees, considered numerous factors, including: (i) the nature, extent and quality of the services to be provided to the Funds; (ii) the reasonableness of the compensation to be paid under the Agreements, and the fees and expenses to be borne by each Fund, including consideration of the subsidies to be provided by Pacific Life to the Funds, and the competitiveness of those fees and expenses as compared with similarly managed funds; (iii) the performance achieved by Pacific Life and the Managers for the shareholders investing in funds with similar investment objectives; (iv) the extent to which economies of scale are anticipated for the Funds; (v) the potential profitability of the relationship for Pacific Life and the various Managers; and (vi) the terms and conditions of each Agreement.

  After consideration of these factors, the Board found that: (1) the compensation payable under the Agreements was determined to bear a reasonable relationship to the services to be rendered and to be fair and reasonable; and
(2) the Agreements are in the best interests of the Fund and its shareholders.

Investment Adviser

  Pacific Life serves as Investment Adviser to the Pacific Funds pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Pacific Funds.

  Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. The Pacific Life family of companies has total assets and funds under management of more than $357 billion as of December 31, 2001. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

  Pacific Life is responsible for supervising the investment program for the Pacific Funds. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Funds, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Pacific Funds in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 2002, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Funds and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the 1940 Act, of any such party. The Advisory Contract and the Management Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on June 13, 2001, and by the sole shareholder of the Pacific Funds on June 22, 2001. An Addendum to the Advisory Contract for the PF Putnam Equity Income Fund and the PF Putnam Research Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on October 8, 2001, and by the sole shareholder of those Funds on December 21, 2001. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Pacific Funds, or by the Adviser, on 60 days' written notice by any party to the Advisory Contract or Management Agreement, respectively, and each agreement will terminate automatically if assigned.

  The Pacific Funds pay the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Fund. For the PF AIM Blue Chip, PF Janus Strategic Value and PF Putnam Equity Income Funds, the Fund pays .95% of the average daily net assets of each of the Funds. For the PF AIM Aggressive Growth and PF Putnam Research Funds, the Fund pays 1.00% of the average daily net assets of each of the Funds. For the PF INVESCO Health Sciences, PF INVESCO Technology and PF MFS Global Growth Funds, the Fund pays 1.10% of the average daily net assets of each of the Funds. For the PF Janus Growth LT Fund, the Fund pays .75% of the average daily net assets of the Fund. For the PF Salomon Brothers Large-Cap Value and PF Lazard International Value Funds, the Fund pays .85% of the average daily net assets of each of the Funds. For the PF MFS Mid-Cap Growth Fund, the Fund pays .90% of the average daily net assets of the Fund. For the PF PIMCO Managed Bond Fund, the Fund pays .60% of the average daily net assets of the Fund. For the PF Pacific Life Money Market Fund, the Fund pays .40% of the first $250 million of the average daily net assets of the Fund, .35% of the next $250 million of the average daily net assets of the Fund, and .30% of the average daily net assets of the Fund in excess of $500 million. The fee is computed and accrued daily and paid monthly.

  Net Advisory fees paid or owed to Pacific Life for the fiscal year ended March 31, 2002 were as follows:

             Fund                                              Fees Paid or Owed
             ----                                              -----------------
     PF AIM Blue Chip Fund....................................      $44,554
     PF AIM Aggressive Growth Fund............................       33,742
     PF INVESCO Health Sciences Fund..........................       40,455
     PF INVESCO Technology Fund...............................       42,261
     PF Janus Strategic Value Fund............................       36,638
     PF Janus Growth LT Fund..................................       32,947
     PF Lazard International Value Fund.......................       29,178
     PF MFS Mid-Cap Growth Fund...............................       42,519
     PF MFS Global Growth Fund................................       34,684
     PF PIMCO Managed Bond Fund...............................       84,787
     PF Pacific Life Money Market Fund........................       44,913
     PF Putnam Equity Income Fund*............................       23,897
     PF Putnam Research Fund*.................................       35,915
     PF Salomon Brothers Large-Cap Value Fund.................       66,264

--------
*  Funds commenced operations on December 31, 2001.

  The Pacific Funds will also compensate the Adviser under the Advisory Contract at cost for the time of legal, accounting and compliance personnel of the Adviser, including individuals who may be officers or Trustees of the Pacific Funds, spent in connection with overseeing, monitoring or coordinating the Funds' investment management program.

  During the term of the Advisory Contract, except as noted above, Pacific Life will pay all expenses incurred by it in connection with activities under the Contract, except such expenses as are assumed by the Pacific Funds or as are otherwise provided for in an agreement between Pacific Life and the Pacific Funds, and such expenses as are assumed by a sub-adviser under a Management Agreement. The Pacific Funds are responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to Pacific Life; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of providing accounting services for the Fund; expenses of maintaining the Fund's legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations; expenses of overseeing and administering the Fund's regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees, officers and employees of the Fund who are not officers, employees, trustees or directors of Pacific Life or any sub-adviser, or their affiliates; trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

  To help limit expenses (effective October 1, 2001), Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Fund for expenses (including organizational expenses, but, not including investment advisory fees, distribution and service fees, interest, taxes (including foreign taxes on dividends, interest or gains), brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) that exceed an annual rate based on a percentage of a Fund's average daily net assets. The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period July 1, 2002 through June 30, 2003 and 0.45% thereafter through June 30, 2005. The expense cap for all other funds is 0.45% through June 30, 2005. There can be no assurance that this policy will be continued beyond June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing expenses of a Fund, but not above the expense cap.

  For the Fiscal year ended March 31, 2002, Pacific Life reimbursed $191,685 to the PF AIM Blue Chip Fund, $164,928 to the PF AIM Aggressive Growth Fund, $101,705 to the PF INVESCO Health Sciences Fund, $105,965 to the PF INVESCO Technology Fund, $167,973 to the PF Janus Strategic Value Fund, $201,429 to the PF Janus Growth LT Fund, $181,009 to the PF Lazard International Value Fund, $164,483 to the PF MFS Mid-Cap Growth Fund, $231,269 to the PF MFS Global Growth Fund, $139,799 to the PF PIMCO Managed Bond Fund, $139,704 to the PF Pacific Life Money Market Fund, $102,380 to the PF Putnam Equity Income Fund, $120,064 to the PF Putnam Research Fund, and $166,357 to the PF Salomon Brothers Large-Cap Value Fund.

Other Expenses of the Fund

  Pacific Funds bears all costs of its operations. These costs may include expenses for custody, audit fees, transfer agency fees, administrative expenses, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  Pacific Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Funds' legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  Expenses directly attributable to a particular Fund are charged to that Fund; other expenses are allocated proportionately among all the Pacific Funds in relation to the net assets of each Fund.

Fund Management Agreements

  Pacific Life directly manages the PF Pacific Life Money Market Fund. For the other Funds, Pacific Life employs other investment advisory firms as Managers, subject to Management Agreements, the terms of which are discussed below.

  Pursuant to exemptive relief obtained from the SEC and applicable to Pacific Funds, the Adviser may terminate existing Management Agreements and enter into new Management Agreements with investment advisory firms with respect to each Fund upon approval of the Board of Trustees, including a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party. without obtaining approval of the shareholders of the affected Fund. This relief is subject to certain conditions, including that the Adviser may not enter into Management Agreements with affiliated Managers without approval of the shareholders of the affected Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and AIM Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Manager and provides investment advisory services to the PF AIM Blue Chip and PF AIM Aggressive Growth Funds. For the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the combined average daily net assets of the PF AIM Blue Chip Fund and the Blue Chip Portfolio of the Pacific Select Fund; and the combined average daily net assets of the PF AIM Aggressive Growth Fund and the Aggressive Growth Portfolio of the Pacific Select Fund, according to the following schedules:

                             PF AIM Blue Chip Fund

                        Rate (%)   Break Point (assets)
                        --------   ---------------------
                         .55%      On first $500 million
                         .50%      On excess

                         PF AIM Aggressive Growth Fund

                        Rate (%)   Break Point (assets)
                        --------   ---------------------
                         .60%      On first $500 million
                         .55%      On excess

  AIM was founded in 1986 and together with its affiliates manages over $158 billion as of December 31, 2000. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

  Net fees paid or owed by Pacific Life to AIM for the fiscal year March 31, 2002 were $25,753.48 for the PF AIM Blue Chip Fund and $20,303.35 for the PF Aggressive Growth Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and INVESCO Funds Group, Inc. ("INVESCO"), 4350 South Monaco Street, Denver, CO 80237, INVESCO is the Manager and provides investment advisory services to the PF INVESCO Health Sciences and PF INVESCO Technology Funds. For the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the PF INVESCO Health Sciences and PF INVESCO Technology Funds and the Financial Services, Health Sciences, Technology and Telecommunication Portfolios of the Pacific Select Fund, according to the following schedule:

          PF INVESCO Health Sciences and PF INVESCO Technology Funds

                                       Break Point
                        Rate (%)        (assets)
                        --------   -------------------
                         .50%      On first $1 billion
                         .47%      On excess

  INVESCO was founded in 1932 and manages approximately $29 billion as of December 31, 2001. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

  Net fees paid or owed by Pacific Life to INVESCO for the fiscal year March 31, 2002 were $18,457.49 for the PF INVESCO Health Sciences Fund and $19,269.39 for the PF INVESCO Technology Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Janus Capital Management LLC. ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Manager and provides investment advisory services to the PF Janus Strategic Value and PF Janus Growth LT Funds. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus with respect to each Fund based on an annual percentage of the combined average daily net assets of the PF Janus Strategic Value Fund and the Strategic Value Portfolio of the Pacific Select Fund, and the combined average daily net assets of the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund, respectively, according to the following schedule:

             PF Janus Strategic Value and PF Janus Growth LT Funds

                        Rate (%)    Break Point (assets)
                        --------   ---------------------
                         .50%      On first $250 million
                         .45%      On next $500 million
                         .40%      On next $750 million
                         .35%      On excess

  For the services provided, for the period October 1, 2001 through April 30, 2002, Pacific Life paid a monthly fee to Janus with respect to each Fund based on an annual percentage of the combined average daily net assets of the PF Janus Strategic Value Fund and the Strategic Value Portfolio of the Pacific Select Fund, and the PF Janus Growth LT Fund and the Growth LT Portfolio of the Pacific Select Fund according to the following schedule:

             PF Janus Strategic Value and PF Janus Growth LT Funds

                        Rate (%)    Break Point (assets)
                        --------   ---------------------
                         .55%      On first $100 million
                         .50%      On next $400 million
                         .45%      On excess

  Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $182 billion in assets under management as of December 31, 2001. As of April 1, 2002, Stilwell Financial, Inc. ("Stilwell") owned approximately 92% of the outstanding member interests through a wholly-owned subsidiary. Stilwell is a publicly traded holding company whose primary subsidiaries are engaged in financial services.

  Net fees paid or owed by Pacific Life to Janus for the fiscal year March 31, 2002 were $21,286.34 for the PF Janus Strategic Value Fund and $20,451.92 for the PF Janus Growth LT Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Manager and provides investment advisory services to the PF Lazard International Value Fund. For the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the PF Lazard International Value Fund and the International Value Portfolio of the Pacific Select Fund, according to the following schedule:

                      PF Lazard International Value Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .35%      On first $2 billion
                        .30%      On excess

  Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $66 billion as of December 31, 2001. Lazard's clients are both individuals and institutions.

  Net fees paid or owed by Pacific Life to Lazard for the fiscal year March 31, 2002 were $12,052.25 for the PF Lazard International Value Fund.

  Pursuant to a Management Agreement among the Pacific Funds, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Manager and provides investment advisory services to the PF MFS Mid-Cap Growth and PF MFS Global Growth Funds.

  For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF MFS Mid-Cap Growth Fund and the Capital Opportunities and Mid-Cap Growth Portfolios of the Pacific Select Fund, according to the following schedule:

                          PF MFS Mid-Cap Growth Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .40%      On first $300 million
                        .375%     On next $300 million
                        .35%      On next $300 million
                        .325%     On next $600 million
                        .25%      On excess

  For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the PF MFS Global Growth Fund and the Global Growth Portfolio of the Pacific Select Fund, according to the following schedule:

                           PF MFS Global Growth Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .55%      On first $200 million
                        .50%      On next $300 million
                        .45%      On next $500 million
                        .40%      On excess

  MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2001.

  Net fees paid or owed by Pacific Life to MFS for the fiscal year ended March 31, 2002 were $18,992.74 for the PF MFS Mid-Cap Growth Fund and $17,381.65 for the PF MFS Global Growth Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Managed Bond Fund. For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the PF PIMCO Managed Bond Fund and the Inflation Managed and Managed Bond Portfolios of the Pacific Select Fund.

  Net fees paid or owed by Pacific Life to PIMCO for the fiscal year ended March 31, 2002 were $35,559.00 for the PF PIMCO Managed Bond Fund.

  PIMCO is an investment counseling firm founded in 1971, and had approximately $241 billion in assets under management as of December 31, 2001. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC, Allianz-PacLife Partners LLC is a Delaware limited company with two members. ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly-owned by Allianz AG, Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company, Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

  Absent an order from the SEC or other relief, the PF PIMCO Managed Bond Fund generally cannot engage in principal transactions with the Affiliated Brokers and certain other affiliated entities, and the PF PIMCO Managed Bond Fund's ability to purchase securities underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the Affiliated Brokers would materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or their overall performance.

  Pursuant to a Fund Management Agreement among the Fund, the Adviser, and Putnam Investment Management, LLC ("Putnam"), One Post Office Square, Boston, MA 02109, Putnam is the Fund Manager and provides investment advisory services to the PF Equity Income Fund and PF Putnam Research Fund. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following fee schedules:

                         PF Putnam Equity Income Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .65%      On first $150 million
                        .60%      On next $150 million
                        .55%      On excess

                            PF Putnam Research Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .75%      On first $250 million
                        .65%      On excess

  Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2001, Putnam and its affiliates managed $315 billion in assets.

  Net fees paid or owed by Pacific Life to Putnam for the fiscal year ended March 31, 2002 were $16,207.99 for the PF Putnam Equity Income Fund and $26,652.42 for the PF Putnam Research Fund.

  Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Salomon Brothers Asset Management Inc. ("SaBAM"), 125 Broad Street, New York, New York 10004, SaBAM is the Manager and provides investment advisory services to the PF Salomon Brothers Large-Cap Value Fund. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the combined average daily net assets of the PF Salomon Brothers Large-Cap Value Fund and the Large-Cap Value Portfolio of the Pacific Select Fund, according to the following schedule:

                   PF Salomon Brothers Large-Cap Value Fund

                       Rate (%)    Break Point (assets)
                       --------   ---------------------
                        .45%      On first $100 million
                        .40%      On next $100 million
                        .35%      On next $200 million
                        .30%      On next $350 million
                        .25%      On next $250 million
                        .20%      On excess

  SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 2001, SaBAM and such affiliates managed approximately $32 billion of assets.

  Net fees paid or owed by Pacific Life to SaBAM for the fiscal year ended March 31, 2002 were $24,877.67 for the PF Salomon Brothers Large-Cap Value Fund.

  The Management Agreements are not exclusive, and each Fund Manager may provide and currently are providing investment advisory services to other clients, including other investment companies.

                        FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

  Investment decisions for a Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of fund securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

  The Adviser or Manager for a Fund places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund's brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

  There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

  Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among that Fund and clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Pacific Funds' Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places a Fund's transactions. The Adviser or Manager for a Fund may also receive research or research Credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Funds is not reduced because the Adviser or Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  As noted above, the Adviser or a Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.

However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

  During the fiscal year ended March 31, 2002, each Fund incurred brokerage commissions as follows:

                                                                      Fiscal
                                                                       Year
      Fund                                                            3/31/02
      ----                                                            -------
PF AIM Blue Chip..................................................... $ 8,169
PF AIM Aggressive Growth.............................................   9,729
PF INVESCO Health Sciences...........................................   9,492
PF INVESCO Technology................................................  15,617
PF Janus Strategic Value.............................................  14,281
PF Janus Growth LT...................................................  19,848
PF Lazard International Value........................................   8,452
PF MFS Mid-Cap Growth................................................  22,196
PF MFS Global Growth.................................................  22,312
PF PIMCO Managed Bond................................................     293
PF Putnam Equity Income Fund*........................................  11,626
PF Putnam Research Fund*.............................................  32,822
PF Salomon Brothers Large-Cap Value..................................  41,639(a)

--------
*  Funds commenced operations on December 31, 2001
(a) of which $325 (.51%) was paid to Salomon Smith Barney, an affiliate of Salomon Brothers Asset Management Inc.

  During fiscal year ended March 31, 2002, the following funds: PF AIM Blue Chip Fund, PF Janus Strategic Value Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS Global Growth Fund, PF PIMCO Managed Bond Fund, PF Putnam Equity Income Fund, PF Putnam Research Fund, and PF Salomon Brothers Large-Cap Value Fund acquired and sold securities of its regular broker-dealers. On March 31, 2002, the PF AIM Blue Chip Fund held securities of Goldman Sachs Group Inc (Goldman Sachs), JP Morgan Chase & Co, Merrill Lynch & Co Inc (Merrill Lynch) and Morgan Stanley Dean Witter & Co (Morgan Stanley Dean Witter) valued at $90,250, $121,210, $193,830, and $177,661 respectively; PF Janus Strategic Value Fund held securities of Lehman Brothers Holdings Inc (Lehman Brothers) valued at $50,742; PF Janus Growth LT Fund held securities of Goldman Sachs and JP Morgan Chase & Co valued at $151,620 and $110,693 respectively; PF Lazard International Value Fund held securities of UBS AG (UBS Securities), Barclays PLC and HSBC Holdings PLC valued at $226,470, $210,128, and $225,478 respectively; PF MFS Global Growth Fund held securities of Goldman Sachs and Merrill Lynch valued at $37,003 and $29,905 respectively; PF PIMCO Managed Bond Fund held securities of Bank of America Corp, CS First Boston Securities Corp (CS First Boston) and UBS Securities valued at $317,294, $300,000, and $1,200,000 respectively; PF Putnam Equity Income Fund held securities of Bank of America Corp, JP Morgan Chase & Co, Lehman Brothers, Merrill Lynch and Morgan Stanley Dean Witter valued at $241,471, $110,515, $51,712, $155,064, and $108,889 respectively; PF Putnam
Research Fund held securities of Bank of America Corp, Goldman Sachs and Merrill Lynch valued at $81,624, $86,640, and $197,153 respectively; PF Salomon Brothers Large-Cap Value Fund held securities of Bank of America Corp, Goldman Sachs, JP Morgan Chase & Co, Merrill Lynch and Morgan Stanley Dean Witter valued at $244,872, $306,850, $249,550, $337,818, and $269,357
respectively acquired and sold securities of its regular broker-dealers.

Fund Turnover

  For reporting purposes, each Fund's turnover rate is calculated by dividing the value of the lesser of purchases or sales of fund securities for the fiscal year by the monthly average of the value of fund securities owned by a Fund during the fiscal year. In determining such fund turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% fund turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The fund turnover rate for each of the Funds will vary from year to year, depending on market conditions.

  The fund turnover rates are not expected to exceed: 0% for the PF Pacific Life Money Market Fund; 400% for the PF PIMCO Managed Bond Fund; 200% for the PF INVESCO Health Sciences, PF INVESCO Technology Funds and PF Putnam Research; less than 100% for the PF Lazard International Value Fund; and 150% for all other Funds. For Funds other than the PF Pacific Life Money Market Fund, fund turnover could be greater in periods of unusual market movement and volatility.

                                NET ASSET VALUE

  Shares of each Fund are purchased and sold at their respective net asset values, less any applicable sales charges computed after receipt of a purchase or sale order. Net asset value ("NAV") of a share is determined by dividing the value of a Fund's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. Eastern time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Fund's assets to be the price of those assets at 4:00 p.m., Eastern time. NAV will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate a Fund's NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to Funds that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of the NAV of any Fund which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of fund securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV. Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of fund securities that occur between the time their prices are determined and the time a Fund's NAV is determined may not be reflected in the calculation of NAV. If events materially affecting NAV occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by Pacific Funds' Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

  The PF Pacific Life Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its fund securities.

  The SEC's regulations require the PF Pacific Life Money Market Fund to adhere to certain conditions. The Fund is required to maintain a dollar-weighted average fund maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Funds are valued as follows:

  Fund securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Fund writes a put or call option, the amount of the premium is included in that Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                          DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

  Pacific Select Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter of the continuous offering of each class of the Pacific Funds' shares pursuant to a Distribution Agreement ("Distribution Agreement") with the Fund which is subject to annual approval by the

Board of Trustees of the Fund. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Pacific Funds. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertisings, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and servicing fee with respect to each share class.

  After its initial term expiring on December 31, 2002, the Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

  Each Fund currently offers three classes of shares: Class A, Class B and Class C.

  Class A, Class B and Class C shares of each Fund are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

  The Fund has adopted a Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of shares bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

  Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

  As described in the Prospectus under the caption "Sales charges and fees by share class," Class A shares of each Fund (except with respect to the PF Pacific Life Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. Class C shares of each Fund (except with respect to the PF Pacific Life Money Market
Fund) are sold pursuant to an initial sales charge. A contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares.

                              Maximum Sales Charge (Load)
                  --------------------------------------------------- Amount Reallowed
                         Investment Amount          Front-end Charge     to Dealers
        Class A   -------------------------------- ------------------ ----------------
                           up to $49,999                 5.50%              4.75%
                         $ 50,000 - 99,999               4.75%              4.00%
                        $ 100,000 - 249,999              3.75%              3.00%
                        $ 250,000 - 499,999              3.00%              2.50%
                        $ 500,000 - 999,999              2.10%              1.60%
                       $ 1,000,000 and over*             0.00%              0.00%*

                * For purchases of $1 million or more, there is a CDSC of 1% if sold (redeemed) within 1 year of purchase. The Distributor will pay dealers a commission out of its own assets of 1% of the amount invested.

                                                        Contingent Deferred Sales
                                                         Charge (Load) ("CDSC")
                                                   -----------------------------------
                                                      Years After      CDSC on Shares
                    Maximum Sales Charge (Load)        Purchase:        Being Sold:
        Class B   -------------------------------- ------------------ ----------------
                  No initial sales charge (load)**        1st               5.00%
                                                          2nd               4.00%
                                                          3rd               4.00%
                                                          4th               3.00%
                                                          5th               2.00%
                                                          6th               2.00%
                                                          7th               1.00%
                                                   8th year and after       0.00%

                ** The Distributor will pay dealers a commission out of its own assets of 4% of the amount invested.

                                                                       Contingent Deferred Sales
                                                                         Charge (Load) ("CDSC")
                                                                      ----------------------------
                                                                                         CDSC on
                                                    Amount Reallowed    Years After      Shares
                    Maximum Sales Charge (Load)        to Dealers        Purchase:     Being Sold:
         Class C  -------------------------------- ------------------ ---------------- -----------
                                 1%                        1%***            1st           1.00%

                *** In addition to the amount reallowed to dealers, the Distributor may pay dealers a commission out of its own assets of 1% of the amount invested (except with respect to the PF Pacific Life Money Market Fund).

  Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the sales charge on sales of Class A and Class C shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During such periods such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

  In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Fund's sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

  For the fiscal year ended March 31, 2002, the Distributor received sales charges in the aggregate of $69,930.30, of which the Distributor retained $8,997.91.

  For the fiscal year ended March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                          Class A Sales Class A Sales Class B  Class C Sales Class C Sales Class C
                             Charges    Charges After Deferred    Charges    Charges After Deferred
                          Before Dealer    Dealer      Sales   Before Dealer    Dealer      Sales
          Fund            Re-Allowance  Re-Allowance  Charges  Re-Allowance  Re-Allowance  Charges
          ----            ------------- ------------- -------- ------------- ------------- --------
PF AIM Blue Chip........   $ 8,879.85     $1,466.85   $  0.00    $1,431.49       $0.00      $ 0.00
PF AIM Aggressive
 Growth.................       923.98        124.97      0.00       130.06        0.00        0.00
PF INVESCO Health
 Sciences...............       799.12        111.61      0.00       310.70        0.00       21.65
PF INVESCO Technology...     1,773.74        271.24      0.00         5.21        0.00        0.00
PF Janus Strategic
 Value..................       620.73         93.33      0.00        92.36        0.00        0.00
PF Janus Growth LT......     4,641.17        752.38      0.00       771.90        0.00        0.00
PF Lazard International
 Value..................     1,763.31        253.45      0.00     1,301.76        0.00        0.00
PF MFS Mid-Cap Growth...     5,668.90        877.00      0.00     1,080.56        0.00        0.00
PF MFS Global Growth....     1,034.33        207.29      0.00         0.00        0.00        0.00
PF PIMCO Managed Bond...    19,433.85      2,899.22    101.25     3,676.37        0.00        0.00
PF Pacific Life Money
 Market.................         0.00          0.00      0.00         0.00        0.00        0.00
PF Putnam Equity Income.     2,285.90        349.94      0.00       309.82        0.00        0.00
PF Putnam Research......         0.00          0.00      0.00         0.00        0.00        0.00
PF Salomon Brothers
 Large-Cap Value........    10,537.48      1,590.72      0.00     2,335.01        0.00        0.00

Distribution and Servicing Plans for Class A, Class B and Class C Shares

  Class A, Class B and Class C shares of the Fund are continuously offered through participating brokers that are members of the NASD and that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

  Pursuant to separate Distribution and Service Plans for Class A, Class B and Class C shares (the "Distribution Plans"), in connection with the distribution of Class A, Class B and Class C shares of the Fund and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Fund and the maintenance of shareholder accounts, the Distributor receives certain distribution and servicing fees from the Fund. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Fund to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Fund to participating and introducing brokers, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Class A, Class B, or Class C shares held by customers of such brokers. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to dealers that satisfy certain criteria established from time to time by the Distributor.

  The Distributor makes distribution and servicing payments to participating brokers and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A, Class B and Class C shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor. Pursuant to the Distribution Agreement with the Fund, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

  The Distribution Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

  The distribution fees applicable to Class A, Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A, Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class A, Class B or Class C shares, printing of prospectuses and reports for other than existing Class A, Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, participating or introducing brokers, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Fund to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Funds in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

  Many of the Distributor's sales and servicing efforts involve the Fund as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to other Funds' shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds' shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

                                                          Servicing Distribution
                                                             Fee        Fee
                                                          --------- ------------
     Class A.............................................   0.25%       0.25%
     Class B.............................................   0.25%       0.75%
     Class C.............................................   0.25%       0.75%

  In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected participating brokers in connection with the sale or servicing of any class of shares of the Fund. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. Pacific Funds, Pacific Life or the Distributor may also pay participating brokers and other intermediaries for transfer agency and other services.

  If in any year the Distributor's expenses incurred in connection with the distribution of Class A, Class B and Class C shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Fund, the Distributor would recover such excess only if the Distribution Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor's expenses. Pacific Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution Plan terminates.

  Each Distribution Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of Pacific Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement ("Disinterested Trustees") or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Distribution Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Distribution Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Distribution Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such Disinterested Trustees.

  The Distribution Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

  The Distribution Plans went into effect for each Fund on June 13, 2001. If a Distribution Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

                         Fund                           Class A Class B Class C
                         ----                           ------- ------- -------
PF AIM Blue Chip
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $4,185    $23     $48
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,558     14      29
    (iii) compensation to broker-dealers............... 16,510     91     188

PF AIM Aggressive Growth
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,024    $11     $18
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  1,847      6      10
    (iii) compensation to broker-dealers............... 11,924     41      67

                         Fund                           Class A Class B Class C
                         ----                           ------- ------- -------
PF INVESCO Health Sciences
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,286    $25     $23
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,008     15      14
    (iii) compensation to broker-dealers............... 12,962     97      90

PF INVESCO Technology
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,437    $29     $12
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,101     18       7
    (iii) compensation to broker-dealers............... 13,559    114      45

PF Janus Strategic Value
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,447    $34     $15
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,106     20       9
    (iii) compensation to broker-dealers............... 13,596    132      59

PF Janus Growth LT
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,925    $24     $33
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,399     15      20
    (iii) compensation to broker-dealers............... 15,482     96     130

PF Lazard International Value
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $3,069    $14     $27
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  1,875      9      17
    (iii) compensation to broker-dealers............... 12,104     56     109

PF MFS Mid-Cap Growth
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $4,224    $23     $32
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................  2,582     14      19
    (iii) compensation to broker-dealers............... 16,663     92     126

                         Fund                           Class A Class B Class C
                         ----                           ------- ------- -------
PF MFS Global Growth
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising..................................  $2,827   $13     $10
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   1,727     8       6
    (iii) compensation to broker-dealers...............  11,148    53      38

PF PIMCO Managed Bond
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $12,623   $49    $140
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   7,714    30      86
    (iii) compensation to broker-dealers...............  49,792   195     554

PF Pacific Life Money Market
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising.................................. $10,073   $31     $34
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   6,155    19      21
    (iii) compensation to broker-dealers...............  39,730   124     135

PF Putnam Equity Income
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising..................................  $2,257    $5      $7
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   1,380     3       5
    (iii) compensation to broker-dealers...............   8,905    20      31

PF Putnam Research
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising..................................  $3,228    $4      $4
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   1,973     3       3
    (iii) compensation to broker-dealers...............  12,732    17      17

PF Salomon Brothers Large-Cap Value
  For the fiscal year ended March 31, 2002, the
   following amounts were paid by Pacific Funds for:
    (i)   advertising..................................  $6,949   $54     $81
    (ii)  printing and mailing of prospectuses to
          prospective shareholders.....................   4,246    33      50
    (iii) compensation to broker-dealers...............  27,409   212     321

  The Trustees believe that the Distribution Plans will provide benefits to Pacific Funds. The Trustees believe that the Distribution Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Distribution Plans or under alternative distribution and servicing schemes. Although Pacific Funds' expenses are essentially fixed, the Trustees believe that the effect of the Distribution Plans on sales and/or redemptions may benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to

Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Fund, and in connection with the servicing of shareholders of the Fund and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of distribution and servicing fees in the future with respect to each class of shares.

  Independent financial intermediaries unaffiliated with Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by Pacific Life directly to Fund shareholders, may include the provision of ongoing information concerning the Fund and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life normally would perform, out of Pacific Life's own resources.

Purchases, Redemptions and Exchanges

  Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Prospectus under the headings "Buying Shares," "Selling Shares" and "Exchanging Shares," and that information is incorporated herein by reference.

  Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Funds has the right to take up to seven days to pay redemption proceeds. The Fund may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;
(ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

  Certain managed account clients of Pacific Life or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, Pacific Life may be required to make adjustments in the management fees charged separately by Pacific Life to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

  As described in the Prospectus under the caption "Exchanging Shares," a shareholder may exchange shares of a Fund of the Pacific Funds for shares of the same class of any other Fund without paying any additional sales charge, except for money initially invested in the PF Pacific Life Money Market Fund. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of the Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange but the investment in the other fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

  Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day Pacific Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. Pacific Funds reserves the right to modify or discontinue the exchange privilege at any time.

  Pacific Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (c) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

  Due to the relatively high cost of maintaining smaller accounts, Pacific Funds reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $500 for Class A, Class B and Class C shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Funds' current policy. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes Pacific Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees. Pacific Funds may also charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectus.

                            PERFORMANCE INFORMATION

  From time to time Pacific Funds may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's record to a recent date and is not intended to indicate future performance.

  The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Pacific Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

  Performance information is computed separately for each class of a Fund. Pacific Funds may, from time to time, include the yield and effective yield of the PF Pacific Life Money Market Fund, and the yield and total return for each class of shares of all of the Pacific Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund's performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of a Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

  Current yield for the PF Pacific Life Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PF Pacific Life Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  Quotations of yield for the PF PIMCO Managed Bond Fund will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD = 2[(a-b+1)(to the power of 6)-1]
                               ---
                               cd

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  The yield of the Fund will vary from time to time depending upon market conditions, the composition of the Fund's investments and operating expenses allocated to the Fund or its classes of shares. These factors and the possible differences in the methods used in calculating yield should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

  The yield for the 7-day period ended March 31, 2002:


                      PF Pacific Life Money Market Fund:
                           7-day Simple Yield--0.55%
                         7-day Effective Yield--0.56%

  The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  The annualized 30-day yield for the PF PIMCO Managed Bond Fund for the period ended March 31, 2002 was 1.77% for Class A, 1.38% for Class B, and 1.47% for Class C.

Calculation of Total Return

  Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus and (ii) all dividends and distributions are reinvested when paid. A Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

  The cumulative total return for each Fund for the period since inception (October 1, 2001) to March 31, 2002 is as follows:

                                               Total Return
                                          -------------------------
         Name of Fund                     Class A  Class B  Class C
         ------------                     -------  -------  -------
     PF AIM Blue Chip                       4.06%    4.79%    7.66%
     PF AIM Aggressive Growth              10.78%   11.84%   14.76%
     PF INVESCO Health Sciences            (6.35)%  (6.15)%  (3.17)%
     PF INVESCO Technology                 17.86%   19.40%   22.18%
     PF Janus Strategic Value               8.64%    9.71%   12.55%
     PF Janus Growth LT                    (2.18)%  (1.73)%   1.31%
     PF Lazard International Value          5.11%    5.95%    8.82%
     PF MFS Mid-Cap Growth                  7.55%    8.52%   11.42%
     PF MFS Global Growth                   4.48%    5.24%    8.16%
     PF PIMCO Managed Bond                 (5.75)%  (5.47)%  (2.52)%
     PF Pacific Life Money Market           0.33%   (4.91)%  (0.91)%
     PF Putnam Equity Income*              (1.23)%  (0.70)%   3.27%
     PF Putnam Research*                   (5.77)%  (5.47)%  (1.49)%
     PF Salomon Brothers Large-Cap Value    3.54%    4.38%    8.22%

--------
* Funds commenced on December 31, 2001

  Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by that Fund's NAV per share on the last day of the period and annualized according to the following formula:

                        DIVIDEND YIELD = (((a/b)*365)/c)

  where

    a = actual dividends distributed per share for the calendar month in question,

    b = number of days of dividend declaration in the month in question, and

    c = net asset value (NAV) calculated on the last business day of the month in question.

  The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of a Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

  Performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Pacific Funds may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

  In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

  A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

  A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

  A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

  Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Funds. From time to time, Pacific Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

  From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

                                   TAXATION

  The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of
Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

  Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

  As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

  In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

  All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

  Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

  Each Fund may be required to withhold 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

  The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

  Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

  A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

  Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

  The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the "Constructive Sales" rules, discussed below.

Passive Foreign Investment Companies

  The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

  A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

  Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

  Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

  Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

  Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

  Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

  Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

  Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

  Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

Non-U.S. Shareholders

  Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

  Income Tax on Sale of a Fund's shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

  State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

  Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

  The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

  Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                               OTHER INFORMATION

Individual Retirement Accounts

  An investor may establish an individual retirement account ("IRA") to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

  Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to an Education IRA. To the extent that distributions from an Education IRA do not exceed a beneficiary's "qualified higher education expenses," they are not taxable. Shareholders may only establish a Roth IRA or an Education IRA if they are below certain maximum income levels.

  For more information about an IRA account, contact Pacific Funds' customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

  Under an Administration and Shareholder Services Agreement with the Fund ("Administration Agreement"), Pacific Life Insurance Company ("Pacific Life" or the "Administrator"), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Pacific Funds and permit the Pacific Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the fund managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds' books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds' affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.35% of the average daily net assets of the Fund. In addition, the Funds will compensate Pacific Life at cost for the time of legal, accounting and compliance personnel of Pacific Life, including individuals who may be officers or Trustees of the Funds, spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds.

  For the fiscal year ended March 31, 2002, the Administrator was paid the following:

             Fund                                                      Fees Paid
             ----                                                      ---------
     PF AIM Blue Chip Fund............................................  $16,415
     PF AIM Aggressive Growth Fund....................................   11,810
     PF INVESCO Health Sciences Fund..................................   12,872
     PF INVESCO Technology Fund.......................................   13,447
     PF Janus Strategic Value Fund....................................   13,498
     PF Janus Growth LT Fund..........................................   15,375
     PF Lazard International Value Fund...............................   12,015
     PF MFS Mid-Cap Growth Fund.......................................   16,535
     PF MFS Global Growth Fund........................................   11,036
     PF PIMCO Managed Bond Fund.......................................   49,459
     PF Pacific Life Money Market Fund................................   39,299
     PF Putnam Equity Income Fund*....................................    8,804
     PF Putnam Research Fund*.........................................   12,570
     PF Salomon Brothers Large-Cap Value Fund.........................   27,285

--------
*  Funds commenced on December 31, 2001.

  Under the Administration Agreement, Pacific Funds bear all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Funds' legal existence, costs of services of independent accountants (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel's assistance with preparation and review of the Pacific Funds' registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Funds' regulatory compliance program; costs of any services contracted for by the Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operation; costs related to the custody of the Funds' assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, trustee or employee of Pacific Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Funds' registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds' tax returns, Form N-1A and Form N-SAR, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors' and officers' liability insurance; and costs of independent pricing services used in computing each Funds' net asset value.

  Under a Sub-Administration and Accounting Services Agreement ("Sub-Administration Agreement") among Pacific Funds, the Administrator, and PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, MA 01581, PFPC performs certain administrative and accounting services for Pacific Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their portfolio managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating PFPC for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

  PFPC serves as the transfer agent, registrar and dividend disbursing agent of Pacific Funds pursuant to an agreement among the Pacific Funds, PFPC, and Pacific Life (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC, among other things, effects shares issuances and redemptions, maintains the Fund's share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Pacific Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Fund and Pacific Life.

  Under a Custodian Services Agreement between the Pacific Funds and PFPC Trust Company ("PFPC Trust"), PFPC Trust provides asset custody services including safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, and maintaining the required books and accounts in connection with such activity. PFPC Trust will place and maintain foreign assets of the Funds in the care of eligible foreign custodians determined by PFPC Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Pacific Funds are responsible for compensating PFPC Trust for the services it provides under the Custodian Services Agreement.

Concentration Policy

  Under each Fund's investment restrictions, except the PF INVESCO Health Sciences and PF INVESCO Technology Funds, a Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities ("government issued") are considered government securities. The Funds take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization

  Pacific Funds is a Delaware business trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

  Expenses incurred in connection with Pacific Funds' organization and establishment of Pacific Funds and the public offering of the shares of the Funds (except PF Putnam Equity Income and PF Putnam Research Funds) aggregated approximately $54,167 per Fund. Estimated expenses incurred in connection with the organization and establishment of PF Putnam Equity Income and PF Putnam Research Funds and the public offering of these Funds' shares were approximately $30,000 per Fund. These costs will be expensed and charged separately to each of the Funds during each Fund's first fiscal period of operations.

Control Persons and Principal Holders of Securities

  As of May 31, 2002, Pacific Asset Management LLC (a limited liability company organized under the laws of the state of Delaware), 700 Newport Center Drive, Newport Beach, CA 92660, a wholly-owned subsidiary of Pacific Life
(PAM) held of record more than 25% of each Fund's outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

                Fund                                                   Percent
                ----                                                   -------

   PF AIM Blue Chip Fund                                                49.91

   PF AIM Aggressive Growth Fund                                        76.04

   PF INVESCO Health Sciences Fund                                      63.94

   PF INVESCO Technology Fund                                           82.30

   PF Janus Strategic Value Fund                                        61.91

   PF Janus Growth LT Fund                                              52.09

   PF Lazard International Value                                        66.17
   Fund

   PF MFS Mid-Cap Growth Fund                                           49.48

   PF MFS Global Growth Fund                                            81.76

   PF Putnam Equity Income Fund                                         95.04

   PF Putnam Research Fund                                              99.75

   PF Salomon Brothers Large-Cap                                        27.40
   Value Fund

  As of May 31, 2002, the shareholders listed below held of record 5% or more of a class of a Fund's outstanding shares of beneficial interest. With the exception of PAM and Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998 (DLJ), and unless otherwise noted, each shareholder's mailing address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF AIM Blue Chip Fund
51.28% of Class A shares were held by PAM.
13.94% of Class B shares were held by PAM.
22.76 % of Class B shares were held by National City Trustee OMNOVA Solutions (National City).
25.37% of Class B shares were held by Donaldson Lufkin Jenrette Securities
 Corporation Inc., P.O. Box 2052, Jersey City, NJ (DLJ).
19.70% of Class C shares were held by DLJ.
29.34% of Class C shares were held by Richard R. Pavek & Agnes M. Pavek
 JTNROS, (Richard R. Pavek).
6.95% of Class C shares were held by PFPC (FBO Raymond Juhasz).
5.21% of Class C shares were held by PFPC (FBO Bill F. Fratzke).

PF AIM Aggressive Growth Fund
76.29% of Class A shares were held by PAM.
52.13% of Class B shares were held by PAM.
18.30% of Class B shares were held by PFPC (FBO Jon Kocheran).
9.10% of Class B shares were held by PFPC (FBO Michellene S. Kelleher). 7.17% of Class B shares were held by Sheila H. Cart.
6.85% of Class B shares were held by Sheila H. Cart (FBO Erin Leigh). 35.23% of Class C shares were held by PAM.
31.58% of Class C shares were held by DLJ.
22.37% of Class C shares were held by PFPC (FBO Clara A. Grager). 10.15% of Class C shares were held by PFPC (FBO Patricia A. Patten).

INVESCO Health Sciences Fund
64.59% of Class A shares were held by PAM.
19.37% of Class B shares were held by PAM.
22.96% of Class B shares were held by National City.
19.32% of Class B shares were held by DLJ.
11.90% of Class B shares were held by Michael Nicoletti.
10.82% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
5.09 % of Class B shares were held by PFPC (FBO Beth A. Shelley).
7.82% of Class B shares were held by Christopher Nicoletti (FBO Theresa
 Nicoletti).
17.02% of Class C shares were held by PAM.
56.43% of Class C shares were held by DLJ.
22.52% of Class C shares were held by PFPC (FBO Bill F. Fratzke).

INVESCO Technology Fund
82.70% of Class A shares were held by PAM.
26.19% of Class B shares were held by PAM.
73.67% of Class B shares were held by DLJ.
66.99% of Class C shares were held by PAM.
20.64% of Class C shares were held by PFPC (FBO Patricia A. Patten).
5.80% of Class C shares were held by Albert Reagan (FBO Reagan Marie Powers).

PF Janus Strategic Value Fund
62.94% of Class A shares were held by PAM.
9.04% of Class B shares were held by PAM.
51.92% of Class B shares were held by DLJ.

13.31% of Class B shares were held by National City.
5.35% of Class B shares were held by Michael Nicoletti.
19.04% of Class C shares were held by PAM.
27.95% of Class C shares were held by PFPC (FBO Bill F. Fratzke).
18.92% of Class C shares were held by PFPC (FBO Landa L. O'Neal).
15.99% of Class C shares were held by DLJ.
5.47% of Class C shares were held by PFPC (FBO Patricia A. Patten).

PF Janus Growth LT Fund
52.90% of Class A shares were held by PAM.
14.65% of Class B shares were held by PAM.
36.27% of Class B shares were held by DLJ.
17.74% of Class B shares were held by PFPC (FBO Barbara J. Skromme). 8.64% of Class B shares were held by Michael Nicoletti.
5.66% of Class B shares were held by Christopher Nicoletti.
8.48% of Class C shares were held by PAM.
34.20% of Class C shares were held by DLJ.
19.10% of Class C shares were held by Richard R. Pavek.
9.42% of Class C shares were held by PFPC (FBO Raymond Juhasz).
6.25% of Class C shares were held by PFPC (FBO Clara A. Grager).

Lazard International Value Fund
68.36% of Class A shares were held by PAM.
20.48% of Class B shares were held by PAM.
22.22% of Class B shares were held by National City.
9.39% of Class B shares were held by DLJ.
7.25% of Class B shares were held by PFPC (FBO Beth A. Shelley). 7.17% of Class B shares were held by PFPC (FBO Irvin J. Bowden). 5.63% of Class B shares were held by PFPC (FBO Jon Kocheran). 5.00% of Class B shares were held by Nancy A. Labenthal.
10.93% of Class C shares were held by PFPC (FBO Raymond Juhasz). 36.04% of Class C shares were held by Richard R. Pavek.
7.16% of Class C shares were held by DLJ.
6.02% of Class C shares were held by PFPC (FBO Clara A. Grager).

MFS Mid-Cap Growth Fund
50.57% of Class A shares were held by PAM.
12.28% of Class B shares were held by PAM.
32.07% of Class B shares were held by Mary Joe Zehntner.
14.14% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
15.04% of Class B shares were held by DLJ.
5.46% of Class B shares were held by The Thelma H. Jones Irrevocable Trust
 Agreement.
5.73% of Class C shares were held by PAM.
26.47% of Class C shares were held by Richard R. Pavek.
13.22% of Class C shares were held by DLJ.
9.91% of Class C shares were held by PFPC (FBO Raymond Juhasz).
5.78% of Class C shares were held by LPL Financial Services, 9785 Towne Centre
 Drive, San Diego, CA.

MFS Global Growth Fund
81.85% of Class A shares were held by PAM.
49.02% of Class B shares were held by PAM.

28.95% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
22.03% of Class B shares were held by DLJ.
91.60% of Class C shares were held by PAM.
8.40% of Class C shares were held by Albert Reagan (FBO Reagan Marie Powers).

PF PIMCO Managed Bond Fund
17.30% of Class A shares were held by PAM.
5.03% of Class B shares were held by PAM.
24.84% of Class B shares were held by PFPC (FBO Kevin S. Loper).
24.36% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
10.09% of Class B shares were held by DLJ.
8.34% of Class B shares were held by James Lowell Stevens Jr. Revocable Trust. 6.10% of Class B shares were held by National City.
5.06% of Class B shares were held by ML Stern & Co LLC, 8350 Wilshire Blvd.,
 Beverly Hills, CA (FBO James E. Kominek).
27.44% of Class C shares were held by DLJ.
29.35% of Class C shares were held by Richard R. Pavek.
9.79% of Class C shares were held by Damon D. Garges.

PF Pacific Life Money Market Fund
20.08% of Class A shares were held by PAM.
11.75% of Class A shares were held by LaSalle Bank, 135 S. LaSalle, Room 1825,
 Chicago, IL (FBO Lawrence Scinto).
9.29% of Class B shares were held by PAM.
42.37% of Class B shares were held by PFPC (FBO Kevin S. Loper).
11.32% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
9.54% of Class B shares were held by Margaret E. Stevens.
8.24% of Class B shares were held by PFPC (FBO Mark Maes).
6.03% of Class B shares were held by PFPC (FBO Patricia A. French).
6.29% of Class C shares were held by PAM.
37.72% of Class C shares were held by Teresa L. Harris.
28.29% of Class C shares were held by Damon D. Garges.
22.12% of Class C shares were held by Richard R. Pavek.

PF Putnam Equity Income Fund
95.62% of Class A shares were held by PAM.
64.68% of Class B shares were held by PAM.
8.79% of Class B shares were held by PFPC (FBO Irvin J. Bowden). 6.55% of Class B shares were held by Sheila H. Cart.
5.94% of Class B shares were held by PFPC (FBO Suzanne E. Jolgren). 5.82% of Class B shares were held by Nancy A. Laubenthal.
14.42% of Class C shares were held by PAM.
32.06% of Class C shares were held by Richard R. Pavek.
15.64% of Class C shares were held by PFPC (FBO Landa O'Neal). 10.29% of Class C shares were held by PFPC (FBO Raymond Juhasz). 5.54% of Class C shares were held by PFPC (FBO Henry S. Owen).

PF Putnam Research Fund
99.77% of Class A shares were held by PAM.
78.86% of Class B shares were held by PAM.
21.14% of Class B shares were held by Sheila H. Cart.
100% of Class C shares were held by PAM.

PF Salomon Brothers Large-Cap Value Fund
28.05% of Class A shares were held by PAM.
6.04% of Class B shares were held by PAM.
41.91% of Class B shares were held by DLJ.
14.28% of Class B shares were held by PFPC (FBO Barbara J. Skromme). 7.02% of Class B shares were held by National City.
5.23% of Class C shares were held by PFPC (FBO Raymond Juhasz).
27.22% of Class C shares were held by Richard R. Pavek.
25.14% of Class C shares were held by DLJ.

Voting Rights

  Shareholders of each Fund are given certain voting rights as described in Pacific Funds' Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

  Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, the Fund will be required to hold a shareholders' meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Funds' shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Auditors

  Ernst & Young LLP ("Ernst & Young") serves as the independent auditors for the Fund. The address of Ernst & Young is 725 South Figueroa Street, Los Angeles, CA 90017.

Counsel

  Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

  The Fund, the Adviser and each of the Fund Managers, have adopted codes of ethics which have been approved by Pacific Funds' Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Fund Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Pacific Funds' Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Registration Statement

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

  The audited financial statements and financial highlights of Pacific Funds for the fiscal year ended March 31, 2002, as set forth in Pacific Funds' Annual Report to Shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

                                   APPENDIX

Description of Bond Ratings

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.